                                                  File Nos. 333-03963, 811-07627



     As filed with the Securities and Exchange Commission on May 1, 1998


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4

Registration Statement Under the Securities Act of 1933                      [X]


Post-Effective Amendment No.  2                                              [X]
                                         AND


Registration Statement Under the Investment Company Act of 1940              [X]


Amendment No. 2                                                              [X]


                        (Check appropriate box or boxes.)

              ACACIA NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT II
                           (EXACT NAME OF REGISTRANT)

                     ACACIA NATIONAL LIFE INSURANCE COMPANY
                               (NAME OF DEPOSITOR)


                              7315 Wisconsin Avenue
                            Bethesda, Maryland 20814
               (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICE)



                  DEPOSITOR'S TELEPHONE NUMBER: (301) 280-1000



                          Ellen Jane Abromson, Esquire
                     Acacia National Life Insurance Company
                              7315 Wisconsin Avenue
                            Bethesda, Maryland 20814
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)



                                    Copy to:
                               Ann B. Furman, Esq.
               Jorden Burt Boros Cicchetti Berenson & Johnson, LLP
               1025 Thomas Jefferson Street, N.W., Suite 400 East
                             Washington, D.C. 20007




It is proposed that this filing will come effective:


            [X]         immediately upon filing pursuant to paragraph (b)


            [ ]         on May 1, 1998 pursuant to paragraph (b)

            [ ]         60 days after filing pursuant to paragraph (a)(1)

            [ ]         on (date) pursuant to paragraph (a)(1)

If appropriate, check the following box:

            [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.






                ------------------------------------------------

                              CROSS REFERENCE SHEET
            PURSUANT TO RULE 481(a) UNDER THE SECURITIES ACT OF 1933


              SHOWING LOCATION OF INFORMATION REQUIRED BY FORM N-4
                 IN PART A (PROSPECTUS) AND PART B (STATEMENT OF
              ADDITIONAL INFORMATION) OF THE REGISTRATION STATEMENT


                                                                                                CAPTION(S) IN THE STATEMENT
                                                                                                ---------------------------
            ITEM OF FORM N-4                    CAPTION(S) IN THE PROSPECTUS                     OF ADDITIONAL INFORMATION
            ----------------                    ----------------------------                     -------------------------

                                              PART A:  INFORMATION REQUIRED IN A PROSPECTUS

       1.   Cover Page                          Cover page
       2.   Definitions                         Glossary of Defined Terms
       3.   Synopsis                            Summary
       4.   Financial                           Condensed Financial Information
            Information
       5.   General Description of              ANLIC and the Variable Account;
            Registrant, Depositor and
            Portfolio Companies                 The Portfolios; Voting Rights;
                                                Administration
       6.   Deductions                          Summary; Charges and                              Surrender Charge Calculation
                                                Deductions;
                                                The Portfolios
       7.   General Description of              Summary; The Policy; Annuity                      General Provisions; Fixed
            Variable Annuity Contracts          Payments; Voting Rights;                          Account
                                                Additional Information
       8.   Annuity Period                      Annuity Payments
       9.   Death Benefit                       The Policy -- Death Benefit
      10.   Purchases and Contract Value        ANLIC and the Variable Account;
                                                The Policy
      11.   Redemptions                         The Policy -- Surrender and
                                                Partial Withdrawals; The Policy
                                                -- Free Look Period
      12.   Taxes                               Federal Tax Matters                               Federal Tax Matters
      13.   Legal Proceedings                   Legal Proceedings
      14.   Table of Contents of the            Statement of Additional                           Table of Contents
            Statement of Additional             Information
            Information




                                                                                     CAPTION(S) IN THE STATEMENT
                                                                                     ---------------------------
      ITEM OF FORM N-4                           CAPTION(S) IN THE PROSPECTUS         OF ADDITIONAL INFORMATION
      ----------------                           ----------------------------         -------------------------

      PART B:  INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION
 15.   Cover Page                                                                      Cover Page
 16.   Table of Contents                                                               Table of Contents
 17.   General Information and                                                         N/A
       History
 18.   Services                                   Administration                       Experts; Distribution of the
                                                                                       Policies; Records and Reports
 19.   Purchase of Securities Being               Summary; The Policy                  General Provisions; Distribution
       Offered                                                                         of the Policies
 20.   Underwriters                               ANLIC and the Variable Account       Distribution of the Policies
 21.   Calculation of Performance Data            Performance Data                     Performance Data Calculations;
                                                                                       Performance Figures
 22.   Annuity Payments                           Annuity Payments                     General Provisions
 23.   Financial Statements                                                            Financial Statements

                                   PROSPECTUS


                   THE DATE OF THIS PROSPECTUS IS: MAY 1, 1998



          INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY POLICY
                                    ISSUED BY
                     ACACIA NATIONAL LIFE INSURANCE COMPANY
                 7315 WISCONSIN AVENUE, BETHESDA, MARYLAND 20814
                            TELEPHONE: (301) 280-1000


           The flexible premium deferred variable annuity policy (the "Policy") offered by Acacia National Life Insurance Company ("ANLIC") and described in this Prospectus is designed to provide you, as an Owner, with maximum flexibility in attaining your financial goals, together with the opportunity to allocate net premium payments ("Premium Payments") among investment alternatives with different investment objectives. The Policy can be purchased with a minimum Premium Payment of $300 the first year. Additional Premium Payments must be at least $30. We will not issue a Policy if you are over age 85, or accept additional Premium Payments after age 75.

           Net Premium Payments are allocated to one of nineteen sub-accounts (each, a "Sub-account") of Acacia National Variable Annuity Separate Account II (the "Variable Account") or ANLIC's general account (the "Fixed Account"), or to any combination of them. You can freely transfer values among the Sub-accounts, and transfer values between a Sub-account and the Fixed Account subject to certain restrictions. (See "The Policy - Transfers.")


           Each Sub-account will invest solely in a series (each, a "Portfolio") of various mutual funds ("Funds"). The accompanying Prospectuses for the Funds describe the investment objectives and the attendant risks of the Portfolios. The Portfolios and their corresponding Sub-accounts currently available under the Policy are:



            PORTFOLIO NAME                                                      CATEGORY/SUB-ACCOUNT NAME
Alger American Growth Portfolio                                                 Large Cap Sub-account
Alger American MidCap Growth Portfolio                                          Mid Cap Sub-account
Alger American  Small Capitalization Portfolio                                  Small Cap Sub-account
Calvert Variable Series, Inc. Calvert Social Money Market Portfolio             Social Money Market Sub-account
Calvert Variable Series, Inc. Calvert Social Small Cap Growth Portfolio         Social Strategic Growth Sub-account
Calvert Variable Series, Inc. Calvert Social Mid Cap Growth Portfolio           Social Managed Growth Sub-account
Calvert Variable Series, Inc. Calvert Social International Equity Portfolio     Social Global Sub-account
Calvert Variable Series, Inc. Calvert Social Balanced Portfolio                 Social Balanced Sub-account
Dreyfus Stock Index Fund                                                        S & P 500 Index Sub-account
Neuberger & Berman Advisers Management Trust Limited Maturity Bond Portfolio    Income Sub-account
Neuberger & Berman Advisers Management Trust Growth Portfolio                   Growth Sub-account
Oppenheimer Aggressive Growth Fund                                              Aggressive Growth Sub-account
Oppenheimer Growth Fund                                                         Large Cap Growth Sub-account
Oppenheimer Growth & Income Fund                                                Balanced Sub-account
Oppenheimer High Income Fund                                                    High Income Sub-account
Oppenheimer Strategic Bond Fund                                                 Managed Income Sub-account
Strong International Stock Fund II                                              International Growth Sub-account
Strong Discovery Fund II                                                        Aggressive Growth Sub-account
Van Eck Worldwide Hard Assets Fund                                              Hard Assets/Metals Sub-account


           The value of your investment will reflect the investment experience of the Portfolios you select, as well as the frequency and amount of Premium Payments you make, any partial surrenders, and the charges assessed in connection with the Policy. YOU BEAR THE ENTIRE INVESTMENT RISK FOR ALL AMOUNTS ALLOCATED TO THE VARIABLE ACCOUNT; NO MINIMUM POLICY ACCOUNT VALUE IS GUARANTEED. Your Policy Account Value will also reflect the deduction of certain fees and charges. If you make a partial or full surrender within five years of making a Premium Payment, a surrender charge may be imposed on that Premium Payment. (See "Charges and Deductions" for a description of these and other charges imposed under the Policy.)


           This Prospectus sets forth the information that a prospective investor should consider before investing in a Policy. A Statement of Additional Information about the Policy and the Variable Account, which has the same date as this Prospectus, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference. The Statement of Additional Information is available at no cost to any person requesting a copy by writing ANLIC at its Service Office, P.O. Box 79574, Baltimore, Maryland 21279-0574, or by calling 1-800-369-9407. The table of contents of the Statement of Additional Information is included at the end of this Prospectus. The SEC maintains a Web site

(http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the SEC.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE POLICY IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR DEPOSITORY INSTITUTION, AND THE POLICY IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, AND INVOLVES INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO DEALER, SALESPERSON OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

THIS PROSPECTUS IS VALID ONLY IF ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS FOR THE PORTFOLIOS.

This Prospectus and the Statement of Additional Information generally describe only the Policies and the Variable Account, except when the Fixed Account is specifically mentioned.


PLEASE READ THIS PROSPECTUS CAREFULLY AND RETAIN IT FOR FUTURE REFERENCE.

                                TABLE OF CONTENTS


                                                                       PAGE
                                                                       ----
GLOSSARY OF DEFINED TERMS...........................................     v
SUMMARY.............................................................     1
     The Policy.....................................................     1
     The Variable Account...........................................     1
     The Fixed Account..............................................     1
     Policy Account Value...........................................     2
     Free Look Period...............................................     2
     Transfers......................................................     2
     Death Benefit..................................................     2
     Charges Associated with the Policy.............................     3
     Partial Withdrawals and Surrenders.............................     3
     Federal Tax Matters............................................     4
     Summary of Fees and Charges....................................     4
     Portfolio Annual Expenses......................................     5
     Condensed Financial Information................................     7
ANLIC AND THE VARIABLE ACCOUNT......................................     8
     Acacia National Life Insurance Company.........................     8
     The Variable Account...........................................     8
THE PORTFOLIOS......................................................     8
     The Alger American Fund........................................     9
     Calvert Variable Series, Inc...................................     9
     Dreyfus Stock Index Fund.......................................    11
     Neuberger & Berman Advisers Management Trust...................    11
     Oppenheimer Varible Account Funds..............................    12
     Strong Variable Insurance Funds, Inc. and Strong
        Discovery Fund II...........................................    12
     Van Eck Worldwide Hard Assets Fund.............................    13
     Risks Attendant to Investments in Junk Bonds...................    14
     Risks Attendant to Investments in Foreign Securities...........    14
     Investment Advisory Fees.......................................    14
     Resolving Material Conflicts...................................    15
THE POLICY .........................................................    15
     Issuance of a Policy...........................................    16
     Telephone Requests.............................................    16
     Free Look Period...............................................    16
     Premium Payments...............................................    16
     Allocation of Premium Payments.................................    16
     Policy Account Value...........................................    16
     Surrender and Partial Withdrawals..............................    17
     Transfers......................................................    18
     Automatic Rebalancing, Dollar Cost Averaging, and
        Interest Sweep Programs.....................................    18
     Death Benefit..................................................    19
     Required Distributions.........................................    20
CHARGES AND DEDUCTIONS..............................................    20
     Annual Policy Fee..............................................    20
     Administrative Expense Charge..................................    20
     Mortality and Expense Risk Charge..............................    21
     Surrender Charge...............................................    21
     Premium Taxes..................................................    22
     Federal Taxes..................................................    22
     Fund Expenses..................................................    22
     Reduction In Charges For Certain Groups........................    22
ANNUITY PAYMENTS....................................................    23
     Election of an Annuity Payment Option..........................    23
     Maturity Date..................................................    23
     Available Options..............................................    23
     Annuity Payment Options........................................    23

FEDERAL TAX MATTERS.................................................    24
     Introduction...................................................    24
     Taxation of Annuities in General...............................    24
ANNUITY OWNERS THAT ARE NONRESIDENT ALIENS OR
 FOREIGN CORPORATIONS...............................................    26
VOTING RIGHTS.......................................................    26
PERFORMANCE DATA....................................................    27
PUBLISHED RATINGS...................................................    27
LEGAL PROCEEDINGS...................................................    28
FINANCIAL STATEMENTS................................................    28
ADMINISTRATION......................................................    28
PREPARATIONS FOR THE YEAR 2000......................................    28
POLICY REPORTS......................................................    28
STATE REGULATION....................................................    28
EXPERTS.............................................................    29
LEGAL MATTERS.......................................................    29
ADDITIONAL INFORMATION..............................................    29
STATEMENT OF ADDITIONAL INFORMATION.................................    30

Throughout this Prospectus, the words "us", "we", "our", and "ANLIC" refer to Acacia National Life Insurance Company, and the words "you", "your", and "Owner" refer to the policy owner.



GLOSSARY OF DEFINED TERMS
ACCUMULATION PERIOD             The period before the Maturity Date and during the lifetime of the Annuitant.

ACCUMULATION UNIT VALUE         An accounting unit of measure used to calculate the value of your interest in the
                                Sub-accounts. The initial number of Accumulation Units to be credited to each Sub-
                                account will be determined by dividing the net Premium Payments allocated to each
                                Sub-account by the Accumulation Unit Value for that Sub-account for that Valuation
                                Period.

AGE                             Age at last birthday.

ANLIC                           Acacia National Life Insurance Company.

ANNUITANT                       The person(s) whose life is used to determine the duration of Annuity Payments involving life contingencies.  The Annuitant must be a natural person.

ANNUITY PAYMENT OPTIONS         The options that are available for payment of the Surrender Value of the Policy commencing upon the Maturity Date.

BENEFICIARY                     The person(s) or legal entity that you designate in the Application or thereafter in writing to our Service Office as the Beneficiary.

DUE PROOF OF DEATH              A certified copy of a death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, a written statement by the attending physician, or any other proof satisfactory to us.

ELIGIBLE INVESTMENT(S)          Those investments available under the Policy. Current Eligible Investments are shown on the Specifications Page.

FIXED ACCOUNT                   The account via which you may allocate or transfer net Premium Payments to our
                                General Account.  An initial allocation or transfer into the Fixed Account does not entitle you to share in the investment experience of the General Account. Instead, we guarantee that any Policy Account Value in the Fixed Account will accrue interest at an annual rate of at least the Guaranteed Interest Rate. The Fixed Account is not available as an investment option for policies sold in the States of Oregon and
                                Washington.


FREE WITHDRAWAL AMOUNT          That portion of any partial withdrawal or surrender that is not subject to a Surrender
                                Charge under the terms of the Policy.

FUND                            A registered, open-end management investment company (commonly called a "mutual fund").  Each Sub-account invests exclusively in shares of a single Portfolio of a
                                Fund.

GENERAL ACCOUNT                 The assets of ANLIC other than those in the Variable Account or any other separate account.

GUARANTEED INTEREST RATE        An interest rate established in good faith by ANLIC applicable to the General Account for an
                                Interest Rate Guarantee Period.  Your Fixed Account Value will accrue interest at least at the Guaranteed Interest Rate.  The Guaranteed Interest Rate is currently 4%, although we may declare interest at a rate in excess of the Guaranteed Interest Rate.  Any such excess interest rate when declared will remain in effect at least one year.

INTEREST RATE GUARANTEE         A specified period whereby funds allocated to the General Account accumulate

PERIOD                          interest at a Guaranteed Interest Rate.  Interest rates will be determined on no less than an annual basis.
INVESTMENT ALLOCATION           The percent of each Premium Payment you choose to allocate to the Sub-Accounts or the Fixed Account.

IRREVOCABLE BENEFICIARY         A Beneficiary or Beneficiaries whose interest cannot be changed without their, his or her consent or as required by law.

JOINT ANNUITANT                 A person other than the Annuitant who may be designated by the Owner and whose life is also used to determine the duration of Annuity Payments involving life contingencies.  If one of the joint Annuitants dies prior to the Maturity Date, the survivor shall become the sole Annuitant.

MATURITY DATE                   The date upon which Annuity Payments begin.  You may choose a Maturity Date commencing no later than the first day of the calendar month after the Annuitant's
                                90th birthday.

NET ASSET VALUE                 For each Portfolio, the current price of one share of that Portfolio.  The Net Asset
                                Value is computed by adding the value of the Portfolio's investments plus cash and other assets, deducting liabilities and then dividing the result by the number of its shares outstanding.  The Net Asset Value of each portfolio is generally calculated as of the close of business on each day the New York Stock Exchange is open.

NET PREMIUM PAYMENT             The Premium Payment less any applicable tax charges.

OWNER                           The person named on the Application as Owner or the persons named on the Application as Joint Owners.  Any reference to Owner in this Prospectus or in the Policy will include both Owners, if there are Joint Owners.  The Owner is entitled to all of the ownership rights under the Policy.  The Owner has the legal right to make all changes in the policy designations where permitted specifically by the terms of the
                                Policy.  The Owner is as specified in the Application, unless changed.  "You" and
                                "your" are also used throughout this Prospectus and the Policy to refer to the
                                Owner.

POLICY ACCOUNT VALUE            The sum of the Variable Account Value and the Fixed Account Value.

POLICY ANNIVERSARY              Each anniversary of the Policy Date.

POLICY DATE                     The date set forth in the Policy that is used to determine Policy years and months.
                                Policy Anniversaries are measured from the Policy Date.

PORTFOLIO                       A separate investment portfolio of a Fund in which the Variable Account assets may be invested.

PREMIUM PAYMENT                 An amount paid to ANLIC in accordance with the provisions of the Policy.

SERVICE OFFICE                  The office where Policy administration is done, whether at ANLIC or at the offices of a third party administrator, as designated by ANLIC in writing.  The Service
                                Office address is Acacia National Life Insurance Company, P.O. Box 79574, Baltimore,
                                Maryland 21279-0574.

SINGLE PREMIUM POLICY           Between issue ages 75 and 85, we will accept only Single Premium Policies.  The
                                Premium Payment is due on the Policy Date.  The maximum Premium Payment that can be paid without prior approval of ANLIC is $500,000.

SUB-ACCOUNTS                    The sub-divisions of the Variable Account which each invest exclusively in shares of a specified Portfolio or any other investment portfolio with a specific investment objective that we determine to be suitable for the Policy's purposes.

SURRENDER VALUE                 The Policy Account Value as of any Valuation Date, reduced by applicable Surrender
                                Charges, the Annual Policy Fee, and any premium or other taxes.

SYSTEMATIC PARTIAL              Owners choosing this option will withdraw a level dollar amount of Policy Account
WITHDRAWALS                     Value on a periodic basis.  Systematic Partial Withdrawals are subject to the same
                                Surrender Charges as partial withdrawals, as set forth on the Specifications Page of the Policy.

VALUATION DATE                  Each regular business day that ANLIC and the New York Stock Exchange is open for business, excluding holidays and any other day in which there is insufficient trading in the Portfolio securities to materially affect the value of the assets in the Variable Account.

VALUATION PERIOD                The period between two successive Valuation Dates, commencing at the close of business of a Valuation Date and ending at the close of business for the next succeeding Valuation Date.

VARIABLE ACCOUNT                Acacia National Variable Annuity Separate Account II, a separate investment account that has been was established by ANLIC to receive and invest the net Premium
                                Payments paid under the Policy.

VARIABLE ACCOUNT VALUE          The sum of the values held in all the Sub-accounts of the Variable Account.

                                     SUMMARY

           This is a brief summary of the Policy provisions and how they relate to your rights and benefits. Complete details are contained elsewhere in the Prospectus and should be read carefully in conjunction with this summary information.


THE POLICY

           The Policy is designed to aid individuals in long-term financial planning and provides for the accumulation of capital on a tax-deferred basis for retirement or other long-term purposes. The Policy also provides for annuity payments ("Annuity Payments") to begin at maturity. You may select from a number of Annuity Payment Options, including a life annuity, joint life annuity, and life annuity for a guaranteed period. All Annuity Payment Options are on a fixed basis. (See "Annuity Payments.")

           The Policy is issued in consideration of the application and payment of the initial Premium Payment. Premium Payments of at least $300 must be paid during the first Policy year. (See "The Policy - Premium Payments.") The Policy can be purchased for a single Premium Payment. However, additional Premium Payments of at least $30 may be paid at your option. (See "The Policy - Premium Payments.") The Policy can be purchased on a nonqualified tax basis (a "Nonqualified Policy") or it can be purchased and used in connection with plans qualifying for favorable Federal income tax treatment (a "Qualified Policy").


THE VARIABLE ACCOUNT

           The Variable Account currently has nineteen Sub-accounts ("Sub-accounts"), each of which invests solely in shares of a portfolio of one of seven open-end, registered investment companies ("Funds"). Currently, the following nineteen Portfolios are available under the Policy:


Calvert Variable Series, Inc. Calvert Social Money Market Portfolio
Calvert Variable Series, Inc. Calvert Social Small Cap Growth Portfolio
Calvert Variable Series, Inc. Calvert Social Mid Cap Growth Portfolio
Calvert Variable Series, Inc. Calvert Social International Equity Portfolio
Calvert Variable Series, Inc. Calvert Social Balanced Portfolio
Alger American  Growth Portfolio
Alger American MidCap Growth Portfolio
Alger American  Small Capitalization Portfolio
Dreyfus Stock Index Fund
Neuberger & Berman Advisers Management Trust Limited Maturity Bond Government  Portfolio
Neuberger & Berman Advisers Management Trust Growth Portfolio
Oppenheimer Aggressive Growth Fund
Oppenheimer Growth Fund
Oppenheimer Growth & Income Fund
Oppenheimer High Income Fund
Oppenheimer Strategic Bond Fund
Strong International Stock Fund II
Strong Discovery Fund II
Van Eck Worldwide Hard Assets Fund


Each of these Portfolios has a different investment objective. (See "The Portfolios.")

           You determine the allocation of Premium Payments and Policy Account Value among the Sub-accounts. Because the Policy Account Value depends on the investment experience of the Sub-accounts you select, you bear the entire investment risk under the Policy for all Premium Payments allocated to, and amounts transferred to, the Variable Account. (See "The Policy - Allocation of Premium Payments.") Prior to the Maturity Date, you may transfer amounts from one Sub-account to one or more other Sub-accounts at no cost. In addition, you may transfer amounts between a Sub-account and the Fixed Account, subject to certain restrictions. (See "The Policy - Transfers.")

THE FIXED ACCOUNT

           The Fixed Account is a part of the general account of ANLIC (the "General Account"). The General Account consists of all of ANLIC's assets other than those in any separate account. We guarantee that we will credit interest at a rate of not less than 4% per year (the "Guaranteed Interest Rate") to amounts allocated to the Fixed Account. We may credit interest at a rate in excess of the Guaranteed Interest Rate. Any excess interest credited will be determined in our sole discretion. You assume the risk that interest credited to the Fixed Account allocations may not exceed the Guaranteed Interest Rate. The Fixed Account may not be available in all states. (See "Fixed Account," in the Statement of Additional Information.)

           You determine the allocation of Premium Payments and Policy Account Value to the Fixed Account. Transfers out of the Fixed Account are subject to certain limitations. (See "The Policy - Transfers.")


POLICY ACCOUNT VALUE

           The Policy Account Value is the total of your Policy's value held in both the Variable Account and the Fixed Account.

           Your Policy's value in the Variable Account is the sum total of all values held in the Sub-accounts. This value reflects the investment performance of the Sub-accounts net of Premium Payments paid, transfers, and partial surrenders. You bear the entire investment risk for amounts allocated to the Variable Account and consequently there is no guaranteed minimum amount of value for Premium Payments allocated to the Sub-accounts.

           Your Policy's value in the Fixed Account will reflect net Premium Payments allocated or transferred to it, plus credited interest, less any amounts transferred or withdrawn (See "Fixed Account," in the Statement of Additional Information). Interest credited to amounts in the Fixed Account will be declared by ANLIC in advance and may from year to year in the complete discretion of ANLIC, but is guaranteed to equal or exceed the Guaranteed Interest Rate of 4% per year.


FREE LOOK PERIOD

           If for any reason you are not satisfied with the Policy, you may cancel it by returning it to us within 10 days after you receive it (the "Free Look Period"). If you choose to do so, we will void the Policy and refund the Policy Account Value (or the Premium Payments made to that point, where required by state law). (See "The Policy - Free Look Period.")


TRANSFERS

           Unlimited transfers are allowed from the Variable Account to the Fixed Account or between Sub-accounts of the Variable Account. You may also participate in three asset allocation programs under which you authorize automatic transfers. (See "The Policy - Automatic Rebalancing, Dollar Cost Averaging, and Interest Sweep Programs.")

           The maximum amount allowed to be transferred out of the Fixed Account during one Policy Year is 100% of Fixed Account interest accrued since the last Policy Anniversary; plus 10% of:

            (1) Account Value of the Fixed Account as of the last Policy Anniversary; plus

            (2) Deposits and transfers made into the Fixed Account since the last Policy Anniversary; minus

            (3) All partial withdrawals from the Fixed Account since the last Policy Anniversary.

           You may also elect to systematically reallocate all interest generated from the Fixed Account into the Subaccounts of the Variable Account on an interest only basis according to your allocation election. (See "Interest Sweep Program.")


DEATH BENEFIT

           The Policy provides a Death Benefit if you or a Joint Owner dies before the Maturity Date. You may choose whether the Death Benefit under the Policy will be paid in a lump sum or under one of the Annuity Payment Options. If no election is made, the Death Benefit will be paid in a lump sum. (See "The Policy - Death Benefit," and "Annuity Payments.")

           The amount of the Death Benefit is guaranteed not to be less than the Policy Account Value or the cumulative Premium Payments made less cumulative withdrawals (including Surrender Charges, if applicable). In addition, up to age 75, we also guarantee that the amount of the Death Benefit will not be less than the Minimum Guaranteed Death Benefit, which is calculated every five years from the fifth Policy Anniversary through the Owner's age 75. (See "The Policy - Death Benefit.")

           Certain distribution requirements under Federal income tax laws will apply to payments of Death Benefits. (See "The Policy - Required
Distributions.")


CHARGES ASSOCIATED WITH THE POLICY

           ANNUAL POLICY FEE - An annual charge of $42 is made on each Policy Anniversary and at the time a Policy is surrendered and at the Maturity Date to partially compensate ANLIC for the cost of administering the Policy. (See "Charges and Deductions - Annual Policy Fee.") This annual deduction will be made from the Sub-accounts in the same proportion that their values bear to the total Variable Account Value. The Annual Policy Fee is waived if the Policy Account Value exceeds $50,000 at the time the Annual Policy Fee would be imposed.

           ADMINISTRATIVE EXPENSE CHARGE - A monthly charge at an effective annual rate of .10% of the average daily net asset value of the Variable Account will be deducted from the Sub-accounts to partially compensate ANLIC for the costs of administering the Variable Account and the Policies. (See "Charges and Deductions - Administrative Expense Charge.")

           MORTALITY AND EXPENSE RISK CHARGE - A monthly charge at an effective annual rate of 1.25% of the average daily net asset value of the Sub-accounts will be deducted from the Sub-accounts for ANLIC's assumption of certain mortality and expense risks incurred in connection with the Policy. (See "Charges and Deductions - Mortality and Expense Risk Charge.") There is no Mortality and Expense Risk Charge for amounts in the Fixed Account.

           The Mortality and Expense Risk Charge is guaranteed to decrease by .05% on each Policy Anniversary beginning in year 16 until it reaches an effective annual rate of .50% at the end of year 30.

           SURRENDER CHARGE - A Surrender Charge is deducted on a percentage basis from Premium Payments made within five years of surrender. The amount of the Surrender Charge is equal to 8% of Premium Payments made within three years of surrender, 6% of Premium Payments made during the fourth year prior to surrender, and 4% of Premium Payments made during the fifth year prior to surrender. The Surrender Charge is applied to Premium Payments on a first-in, first-out basis. (See "Charges and Deductions - Surrender Charge.")

           PREMIUM TAXES - Certain states impose premium taxes. ANLIC will deduct amounts equal to these taxes as applicable. Premium tax rates vary from 0 to 3.5%. (See "Charges and Deductions - Premium Taxes.")

           FUND EXPENSES - Because the Variable Account purchases shares of the Portfolios, the value of the net assets in the Sub-accounts will reflect the investment management fee and other expenses of the Portfolios. (See "Charges and Deductions - Fund Expenses" and the Fund prospectuses).


PARTIAL WITHDRAWALS AND SURRENDERS

           You may, prior to the earlier of the Maturity Date or your death, withdraw all or a portion of the current Surrender Value. If there are Joint Owners, you both must agree to a withdrawal.


           You may, prior to the earlier of the Maturity Date or your death, withdraw 100% of earnings (since the last Policy Anniversary) in the Variable Account and the Fixed Account free of Surrender Charges. (No free withdrawals are permitted during the first six months. There is a $100 minimum on all withdrawals.) Additionally, up to 10% of the Policy Account Value (as of the last Policy Anniversary); plus 10% of:


            (1)         Deposits since the last Policy Anniversary; minus

            (2)         Withdrawals since the last Policy Anniversary

may also be withdrawn free of Surrender Charges.

           Upon a Partial Withdrawal, Surrender, or Annuitization we will apply the Surrender Charge Percentage shown on the Policy Specification Page to those Premium Payments received within five years of the Partial Withdrawal or Surrender Date. After the free amounts are determined, the calculation will be based on a first-in, first-out basis. Also, Surrender Charges may be waived in certain limited circumstances. (See "The Policy - Surrender and Partial Withdrawals.")

           Surrenders may be taxable transactions and subject to a tax penalty. (See "Federal Tax Matters.") Payment of amounts from the Fixed Account upon surrender and refund of premium may be delayed under certain circumstances. (See "The Policy - Surrender and Partial Withdrawals.")


 FEDERAL TAX MATTERS

           With respect to Owners who are natural persons, under existing tax law there should be no Federal income tax on increases (if any) in the Policy Account Value until a distribution under the Policy occurs (e.g., a withdrawal or Annuity Payment) or is deemed to occur (e.g., a pledge or assignment of a Policy). Generally, a portion of any distribution or deemed distribution will be taxable as ordinary income. The taxable portion of certain distributions will be subject to withholding unless the recipient (if permitted) elects otherwise. In addition, a penalty tax of 10% of the amount withdrawn may apply to certain distributions or deemed distributions under the Policy made prior to the Owner's attaining age 59 1/2. (See "Federal Tax Matters.")

           The ultimate effect of Federal income taxes on the Policy Account Value, on Annuity Payments and on the economic benefit to you, the Annuitant or the Beneficiary depends on whether Premium Payments are made pursuant to a retirement plan, the type of retirement plan, the tax and employment status of the individual concerned and ANLIC's tax status. In addition, certain requirements must be satisfied in purchasing a Qualified Policy with proceeds from a tax qualified plan in order to continue receiving favorable tax treatment. Therefore, you should seek competent legal and tax advice regarding the suitability of the Policy for your situation, the applicable requirements and the tax treatment of the rights and benefits of a Policy.

(See "Federal Tax Matters -- Taxation of Annuities in General.")


SUMMARY OF FEES AND CHARGES

           The following information summarizes the fees and charges payable by the Owner of a Policy:


            Contract owner transaction expenses:

                        Maximum Surrender Charge                             8.0%
                        Transfer fee                                        $ -0-
                        Annual Policy Fee                                   $ 42

            Variable account annual expenses
            (expressed as a percent of the average daily net assets of each Sub-account of the Variable Account):

                        Maximum Mortality and Expense Risk Charge            1.25%
                        Administrative Expense Charge                        0.10%
                                                                             -----
                        Total Variable Account Annual Expenses:              1.35%

                            PORTFOLIO ANNUAL EXPENSES
           (EXPRESSED AS A PERCENTAGE OF NET ASSETS OF EACH PORTFOLIO)


                                                                                                 TOTAL PORTFOLIO
                                                                                 OTHER               ANNUAL
                      PORTFOLIO                       MANAGEMENT FEES           EXPENSES            EXPENSES
----------------------------------------------------------------------------------------------------------------------

Alger American Growth Portfolio                             0.75%                 0.04%                0.79%

Alger American MidCap Growth Portfolio                      0.80%                 0.04%                0.84%

Alger American Small Capitalization Portfolio               0.85%                 0.04%                0.89%

Calvert Social Money Market Portfolio                       0.50%                 0.20%                0.70%(1)

Calvert Social Small Cap Growth Portfolio                   1.00%                 0.20%                1.20%(1)

Calvert Social Mid Cap Growth Portfolio                     0.90%                 0.15%                1.05%(1)

Calvert Social International Equity Portfolio               1.10%                 0.47%                1.57%(1)

Calvert Social Balanced Portfolio                           0.69%                 0.12%                0.81%(1)

Dreyfus Stock Index Fund                                    0.25%                 0.03%                0.28%

Neuberger & Berman Advisers Management Trust Limited
    Maturity Bond Portfolio                                 0.65%                 0.12%                0.77%

Neuberger & Berman Advisers Management Trust Growth         0.83%                 0.07%                0.90%
    Portfolio

Oppenheimer Aggressive Growth Fund                          0.71%                 0.02%                0.73%(2)

Oppenheimer Growth Fund                                     0.73%                 0.02%                0.75%

Oppenheimer Growth & Income Fund                            0.75%                 0.08%                0.83%

Oppenheimer High Income Fund                                0.75%                 0.07%                0.82%

Oppenheimer Strategic Bond Fund                             0.75%                 0.08%                0.83%

Strong International Stock Fund II                          1.00%                 0.51%                1.51%

Strong Discovery Fund II                                    1.00%                 0.18%                1.18%

Van Eck Worldwide Hard Assets Fund                          1.00%                 0.17%                1.17%(3)



--------


           (1)The figures above are based on expenses for fiscal year 1997, and have been restated to reflect an increase in transfer agency expenses of 0.01% for each Portfolio expected to be incurred in 1998. Management Fees includes for CS Balanced and CS Mid Cap, a performance adjustment, which depending on performance, could cause the fee to be as high as 0.85% or as low as 0.55% for CS Balanced, and as high as 0.95% or as low as 0.85% for CS Mid Cap. The CS Small Cap expenses have been restated to reflect the lower advisory fee and administrative services fee. Other Expenses reflect an indirect fee. Net fund operating expenses after reductions for fees paid indirectly (again, restated) would be 0.78% for CS Balanced, 0.97% for CS Mid Cap, 0.60% for CS Money Market, 1.18% for CS International Equity and 0.89% for CS Small Cap. Management Fees for CS Mid Cap, CS Small Cap, and CS International Equity includes an administrative service fee of 0.10% paid to the advisor's affiliate. Prior to January 1, 1998, Calvert Variable Series, Inc., was named Acacia Capital Corporation and the Calvert Social Money Market Portfolio was named the Calvert Responsibly Invested Portfolio; the Calvert Social Small Cap Growth Portfolio was named the Calvert Responsibly Invested Strategic Growth Portfolio; the Calvert Social Mid Cap Growth Portfolio was named the Calvert Responsibly Invested Capital Accumulation Portfolio; the Calvert Social International Equity Portfolio was named the Calvert Responsibly Invested Global Equity Portfolio; and the Calvert Social Balanced Portfolio was named the Calvert Responsibly Invested Balanced Portfolio.



           (2)The Oppenheimer Aggressive Growth Fund was formerly named Oppenheimer Capital Appreciation Fund.



           (3)Prior to April 30, 1997, Worldwide Hard Assets Fund was named Gold and Natural Resources Fund. Other Expenses are net of soft dollar credits. Without such credits, Other Expenses would have been 0.18% and Total Portfolio Annual Expenses would have been 1.18%.

           The purpose of the following table is to assist you in understanding the various costs and expenses that you will bear directly and indirectly. The Table reflects charges and expenses of the Variable Account and charges and expenses of the Portfolios for the year ended December 31, 1997; the Portfolios' charges and expenses for future years may be higher or lower. For more information on the charges summarized in this Table, see "Charges and Deductions," and the Prospectuses for the Funds. In addition, premium taxes may be applicable.



EXAMPLE


        If you surrender or annuitize your contract at the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:


           PORTFOLIO                                                                   1 YEAR    3 YEARS

Alger American Growth Portfolio                                                        104       152
Alger American MidCap Growth Portfolio                                                 104       154
Alger American Small Capitalization Portfolio                                          104       154
Calvert Variable Series, Inc. Calvert Social Money Market Portfolio                    102       148
Calvert Variable Series, Inc. Calvert Social Small Cap Growth Portfolio                107       163
Calvert Variable Series, Inc. Calvert Social Mid Cap Growth Portfolio                  106       158
Calvert Variable Series, Inc. Calvert Social International Equity Portfolio            111       173
Calvert Variable Series, Inc. Calvert Social Balanced Portfolio                        103       151
Dreyfus Stock Index Fund                                                                98       135
Neuberger & Berman Advisers Management Trust Limited Maturity Bond Portfolio           103       150
Neuberger & Berman Advisers Management Trust Growth Portfolio                          104       154
Oppenheimer Aggressive Growth Fund                                                     102       149
Oppenheimer Growth Fund                                                                103       149
Oppenheimer Growth & Income Fund                                                       103       152
Oppenheimer High Income Fund                                                           103       152
Oppenheimer Strategic Bond Fund                                                        103       152
Strong International Stock Fund II                                                     110       172
Strong Discovery Fund II                                                               107       162
Van Eck Worldwide Hard Assets Fund                                                     107       162



If you do not surrender or annuitize your contract, you would pay the following expenses on a $1,000 Investment, assuming 5% annual return on assets:



               PORTFOLIO                                                               1 YEAR   3 YEARS

Alger American Growth Portfolio                                                           24        72
Alger American MidCap Growth Portfolio                                                    24        74
Alger American Small Capitalization Portfolio                                             24        74
Calvert Variable Series, Inc. Calvert Social Money Market Portfolio                       22        68
Calvert Variable Series, Inc. Calvert Social Small Cap Growth Portfolio                   27        83
Calvert Variable Series, Inc. Calvert Social Mid Cap Growth Portfolio                     26        78
Calvert Variable Series, Inc. Calvert Social International Equity Portfolio               31        93
Calvert Variable Series, Inc. Calvert Social Balanced Portfolio                           23        71
Dreyfus Stock Index Fund                                                                  18        55
Neuberger & Berman Advisers Management Trust Limited Maturity Bond Portfolio              23        70
Neuberger & Berman Advisers Management Trust Growth Portfolio                             24        74
Oppenheimer Aggressive Growth Fund                                                        22        69
Oppenheimer Growth Fund                                                                   23        69
Oppenheimer Growth & Income Fund                                                          23        72
Oppenheimer High Income Fund                                                              23        72
Oppenheimer Strategic Bond Fund                                                           23        72
Strong International Stock Fund II                                                        30        92
Strong Discovery Fund II                                                                  28        82
Van Eck Worldwide Hard Assets Fund                                                        25        82



In addition, ANLIC will deduct a charge for premium taxes when they are incurred.

          THESE EXAMPLES SHOULD NOT BE CONSIDERED REPRESENTATIONS OF PAST OR FUTURE EXPENSES AND THE ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN. The examples are based on an anticipated average initial Premium Payment of approximately $25,000 and a pro rata portion of the Annual Policy Fee of $42.


                         CONDENSED FINANCIAL INFORMATION



          The Accumulation Unit Values and the number of accumulation units outstanding for each Sub-account in 1996 and 1997 are as follows:



                                                                                               NUMBER OF UNITS
                                                ACCUMULATION UNIT VALUE AS OF:                  OUTSTANDING AS OF:

                                                START DATE*      12/31/96      12/31/97          12/31/96      12/31/97
                                                -----------      --------      --------          --------      --------

Alger American Growth Portfolio                    10.00          10.91         13.71             26,933       132,282

Alger American MidCap Growth Portfolio             10.00          10.77         12.39             12,949        64,878

Alger American Small Capitalization Portfolio      10.00          10.30         11.48             27,028       132,551

Calvert Social Money Market Portfolio               1.00           1.02          1.07            137,527     1,140,175

Calvert Social Small Cap Growth Portfolio          10.00          10.84          9.76              5,157        31,049

Calvert Social Mid Cap Growth Portfolio            10.00          N/A           12.44              N/A           7,302

Calvert Social International Equity Portfolio      10.00          N/A           11.02              N/A           7,669

Calvert Social Balanced Portfolio                  10.00          10.85         13.03              646          39,756

Dreyfus Stock Index Fund                           10.00          11.22         14.91            135,684       366,377

Neuberger & Berman Advisers Management
  Trust Limited Maturity Bond Portfolio            10.00          10.32         11.01             33,612       240,629

Neuberger & Berman Advisers Management
  Trust Growth Portfolio                           10.00          10.96         14.13             24,534       100,057

Oppenheimer Aggressive Growth Fund                 10.00          N/A           12.53              N/A          60,337

Oppenheimer Growth Fund                            10.00          N/A           12.10              N/A         120,465

Oppenheimer Growth & Income Fund                   10.00          N/A           12.84              N/A          38,357

Oppenheimer High Income Fund                       10.00          N/A           11.12              N/A          46,452

Oppenheimer Strategic Bond Fund                    10.00          N/A           10.77              N/A           6,641

Strong International Stock Fund II                 10.00          10.28          8.61             50,712       284,776

Strong Discovery Fund II                           10.00          10.63         11.99                796        10,687

Van Eck Worldwide Hard Assets Fund                 10.00          10.52         10.34             10,740        53,425



(Units are shown in thousands)


* Date of commencement of operations of the Alger American Growth Portfolio, the Alger American MidCap Growth Portfolio, the Alger American Small Capitalization Portfolio, the Calvert Social Money Market Portfolio, the Calvert Social Small Cap Growth Portfolio, the Calvert Social Balanced Portfolio, the Dreyfus Stock Index Fund, the Neuberger & Berman Advisers Management Trust Limited Maturity Bond Portfolio, the Neuberger & Berman Advisers Trust Growth Portfolio Management, the Strong International Stock Fund II, the Strong Discovery Fund II, and the Van Eck Worldwide Hard Assets Fund is 8/26/96. Date of commencement of operations of the Calvert Social Mid Cap Growth Portfolio, the Calvert Social International Equity Portfolio, the Oppenheimer Aggressive Growth Fund, the Oppenheimer Growth Fund, the Oppenheimer Growth & Income Fund, the Oppenheimer High Income Fund, and the OPPENHEIMER Strategic Bond Fund is 5/1/97.

                         ANLIC AND THE VARIABLE ACCOUNT

ACACIA NATIONAL LIFE INSURANCE COMPANY

        ANLIC is a stock life insurance company incorporated in the Commonwealth of Virginia on December 9, 1974. ANLIC is principally engaged in offering life insurance policies and annuity contracts. ANLIC is admitted to do business in 46 states and the District of Columbia.


        Acacia Life Insurance Company ("Acacia Life") owns all the outstanding stock of ANLIC. The principal offices of both ANLIC and Acacia Life are at 7315 Wisconsin Avenue, Bethesda, Maryland 20814. Acacia Life, domiciled in the District of Columbia, is a stock subsidiary of a Mutual Holding Corporation, Acacia Mutual Holding Company. There is an intermediary holding company, Acacia Financial Group, LTD. Acacia Life is licensed in 45 states and in the District of Columbia and offers a complete line of life insurance products. While ANLIC is a wholly-owned subsidiary of Acacia Life, the assets of Acacia Life do not support the obligations of ANLIC under the Policy.



        A number of the directors and officers of ANLIC are also either directors or officers or both of Acacia Life. Acacia Life's employees perform certain administrative functions for ANLIC for which Acacia Life is reimbursed.



        Acacia Life also owns all of the outstanding stock of the Acacia Financial Corporation, a holding company, which owns all of the stock of the Calvert Group, Ltd. ("Calvert"), which in turn owns The Advisors Group, Inc. and Calvert Asset Management Company, Inc., the investment adviser of Calvert Variable Series, Inc., a series of Funds available under the Policies. The Advisors Group, Inc. is the principal underwriter for the Policies described in this Prospectus. The Advisors Group, Inc. sells shares of other mutual funds and other securities, and may also sell variable annuity or variable life policies of other issuers.



THE VARIABLE ACCOUNT

        Acacia National Variable Annuity Separate Account II (the "Variable Account") was established by ANLIC as a separate account on November 30, 1995. The Variable Account will receive and invest the net Premium Payments paid under this Policy.

        Although the assets of the Variable Account are the property of ANLIC, the Code of Virginia under which the Variable Account was established provides that the assets in the Variable Account attributable to the Policies are generally not chargeable with liabilities arising out of any other business which ANLIC may conduct.

        The Variable Account is currently divided into nineteen Sub-accounts. Each Sub-account invests exclusively in shares of a single Portfolio of a registered, open end investment management company (a "Fund" or the "Funds" collectively). Income and both realized and unrealized gains or losses from the assets of each Sub-account of the Variable Account are credited to or charged against that Sub-account without regard to income, gains or losses from any other Sub-account of the Variable Account or arising out of any other business ANLIC may conduct. Each Sub-account reinvests all dividends and income and capital gain distributions declared by the Portfolio.


        The Variable Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act"). Registration with the SEC does not involve supervision of the management or investment practices or policies of the Variable Account or ANLIC by the SEC.



                                 THE PORTFOLIOS

        THE INVESTMENT OBJECTIVES OF EACH OF THE PORTFOLIOS ARE SUMMARIZED BELOW. THERE IS NO ASSURANCE THAT ANY PORTFOLIO WILL ACHIEVE ITS STATED OBJECTIVE. MORE DETAILED INFORMATION ABOUT THE PORTFOLIOS, INCLUDING A DESCRIPTION OF THE RISKS, MAY BE FOUND IN THE PROSPECTUS FOR EACH OF THE PORTFOLIOS WHICH MUST ACCOMPANY OR PRECEDE THIS PROSPECTUS. IN ADDITION, THE VARIABLE ACCOUNT PURCHASES SHARES OF EACH PORTFOLIO SUBJECT TO THE TERMS OF THE PARTICIPATION AGREEMENTS BETWEEN ANLIC AND THE FUNDS. COPIES OF THOSE AGREEMENTS HAVE BEEN FILED AS EXHIBITS TO THE REGISTRATION STATEMENT FOR THE VARIABLE ACCOUNT. EACH OF THE FUNDS HAS OR MAY HAVE ADDITIONAL PORTFOLIOS THAT ARE NOT AVAILABLE TO THE VARIABLE ACCOUNT.

THE ALGER AMERICAN FUND

        The Variable Account has three Sub-accounts that invest exclusively in shares of the Alger American Fund. The LargeCap Growth Sub-account, the MidCap Growth Sub-account and the SmallCap Growth Sub-account invest in the Alger American Growth Portfolio, the Alger American MidCap Growth Portfolio, and the Alger American Small Capitalization Portfolio, respectively, of the Alger American Fund.

        The Alger American Growth Portfolio seeks to provide long-term capital appreciation by investing in equity securities, such as common or preferred stocks, or securities convertible into or exchangeable for equity securities, including warrants and rights, primarily of companies with total market capitalization of $1 billion or greater. The Portfolio may invest up to 35% of its total assets in equity securities of companies that, at the time of purchase, have total market capitalization of less than $1 billion and in excess of that amount (up to 100% of its assets) during temporary defensive periods. The Portfolio will invest primarily in companies whose securities are traded on domestic stock exchanges or in the over-the-counter market. These companies may still be in the developmental stage, may be older companies that appear to be entering a new stage of growth progress owing to factors such as management changes or development of new technology, products, or markets or may be companies providing products or services with a high unit volume growth rate. In order to afford the Portfolio the flexibility to take advantage of new opportunities for investments in accordance with its investment objective, it may hold up to 15% of its net assets in money market instruments and repurchase agreements, and in excess of that amount (up to 100% of its assets) during temporary defensive periods. This amount may be higher than that maintained by other funds with similar investment objectives.

        The Alger American MidCap Growth Portfolio seeks to provide long-term capital appreciation by investing in equity securities, such as common or preferred stocks, or securities convertible into or exchangeable for equity securities, including warrants and rights. Except during temporary defensive periods, the Portfolio invests at least 65% of its total assets in equity securities of companies that, at the time of purchase of the securities, have total market capitalization within the range of companies included in the S&P MidCap 400 Index, updated quarterly. The S&P MidCap 400 Index is designed to track the performance of medium capitalization companies. The Portfolio may invest up to 35% of its total assets in equity securities of companies that, at the time of purchase, have total market capitalization outside the range of companies included in the S&P MidCap 400 Index and in excess of that amount (up to 100% of its assets) during temporary defensive periods. This amount may be higher than that maintained by other funds with similar investment objectives.

        The Alger American Small Capitalization Portfolio seeks to provide long-term capital appreciation by investing in equity securities, such as common or preferred stocks, or securities convertible into or exchangeable for equity securities, including warrants and rights. The Portfolio will invest in companies whose securities are traded on domestic stock exchanges or in the over-the-counter market. These companies may still be in the developmental stage, may be older companies that appear to be entering a new stage of growth progress owing to factors such as management changes or development of new technology, products, or markets or may be companies providing products or services with a high unit volume growth rate. Except during temporary defensive periods, the Portfolio invests at least 65% of its total assets in equity securities of companies that, at the time of purchase, have "total market capitalization" - present market value per share multiplied by the total number of shares outstanding - within the range of companies included in the Russell 2000 Growth Index, updated quarterly. The Russell 2000 Growth Index is designed to track the performance of small capitalization companies. The Portfolio may invest up to 35% of its total assets in equity securities of companies that, at the time of purchase, have total market capitalization outside the range of companies included in the Russell 2000 Growth Index and in excess of that amount (up to 100% of its assets) during temporary defensive periods. This amount may be higher than that maintained by other funds with similar investment objectives.

        Alger Management, Inc. serves as investment manager to the Alger American Fund.



CALVERT VARIABLE SERIES, INC.



        The Variable Account has five Sub-accounts that invest exclusively in shares of Calvert Variable Series, Inc.. The Social Money Market, Social Strategic Growth, Social Managed Growth, Social Global and Social Balanced Sub-accounts of the Variable Account invest in shares of the Calvert Social Money Market Portfolio, the Calvert Social Small Cap Growth Portfolio, the Calvert Social Mid Cap Growth Portfolio, the Calvert Social International Equity Portfolio, and the Calvert Social Balanced Portfolio, respectively, of Calvert Variable Series, Inc.. Calvert Variable Series, Inc. is one of eight registered investment companies in the Calvert Group, Ltd. Funds ("Calvert"). Calvert is a second tier wholly-owned subsidiary of Acacia Mutual. Calvert is the sponsor of the Fund.


        These Portfolios seek to achieve competitive returns while encouraging responsible corporate conduct. The Portfolios look for enterprises that make a significant contribution to society through their products and the way they do business. Each proposed portfolio investment that is deemed financially viable is then screened according to the stated social criteria of the particular Portfolio. Investments must, in the judgment of the investment adviser, be consistent with these criteria. It should be noted that the Portfolios' social criteria tend to limit the availability of investment opportunities more than is customary with other investment portfolios. (See the individual Portfolio Prospectuses for a complete description of each social screen).


        The Calvert Social Money Market Portfolio ("CS Money Market") seeks to provide the highest level of current income, consistent with liquidity, safety and security of capital, by investing in money market instruments, including repurchase agreements with recognized securities dealers and banks secured by such instruments, selected in accordance with the Portfolios' investment and social criteria. CS Money Market attempts to maintain a constant net asset value of $1.00 per share. There can be no assurance that the Portfolio will maintain a constant net asset value of $1.00 per share. An investment in the Portfolio is neither insured nor guaranteed by the United States government.



        Calvert Social Small Cap Growth ("CS Small Cap") seeks, with a concern for social impact to achieve long-term capital appreciation by investing primarily in the equity securities of small companies publicly traded in the United States. In seeking capital appreciation, the Portfolio invests primarily in equity securities of small capitalized growth companies that have historically exhibited exceptional growth characteristics and that in the advisor's opinion, have strong earnings potential relative to the U.S. market as a whole.



        CS Small Cap may invest up to 35% of its assets in debt securities, excluding money market instruments. These debt securities may consist of investment-grade obligations and junk bonds. (See "The Portfolios - Risks Attendant to Investments in Junk Bonds.")



        Calvert Social Mid Cap Growth ("CS Mid Cap") seeks to provide long-term capital appreciation by investing primarily in a nondiversified portfolio of the equity securities of small- to mid-sized companies that are undervalued but demonstrate a potential for growth.



        CS Mid Cap may also invest in debt securities and may invest up to 5% of its assets in non-investment grade securities (See "The Portfolios - Risks Attendant to Investments in Junk Bonds.") and up to 25% of its assets in foreign securities. (See "The Portfolios - Risks Attendant to Investments in Foreign Securities.") .



        Calvert Social International Equity Portfolio ("CS International") seeks to provide a high return consistent with reasonable risk by investing primarily in a globally diversified portfolio of equity securities. The Portfolio seeks total return through a globally diversified investment portfolio.



        Under normal circumstances, CS International will invest at least 65% of its assets in the securities of issuers in no less than three countries, other than the United States (See "The Portfolios - Risks Attendant to Investments in Foreign Securities.") As an operating policy, the portfolio will limit its investment in securities of U.S. issuers to 5% of its net assets. CS International may also purchase unrated debt securities and may invest up to 5% of its assets in non-investment grade bonds. (See "The Portfolios - Risks Attendant to Investments in Junk Bonds.")



        Calvert Social Balanced Portfolio ("CS Balanced") seeks to achieve a total return above the rate of inflation through an actively managed portfolio of stocks, bonds and money market instruments (including repurchase agreements secured by such instruments) selected with a concern for the investment and social impact of each investment.



        CS Balanced may invest up to 20% of its assets in non-investment grade debt obligations ("junk bonds"). (See "The Portfolios - Risks Attendant to Investments in Junk Bonds.")



        Calvert Asset Management Company, Inc. ("CAM") is the investment adviser to all the Portfolios of Calvert Variable Series, Inc.. CAM is a wholly owned subsidiary of Calvert which is in turn a second tier wholly owned subsidiary of Acacia Mutual. Pursuant to its investment advisory agreement, CAM manages the investment and reinvestment of the assets of each Portfolio and is responsible for the overall business affairs of each Portfolio. Calvert Administrative Services, an affiliate of CAM, provides administrative services to each Portfolio and is paid a fee by CAM of a percentage of net assets per year.



        On behalf of CS International, CAM has entered into a subadvisory agreement with Murray Johnstone International, Ltd. ("Murray Johnstone") of Glascow, Scotland, which has its principal U.S. office in Chicago, Illinois, and is a wholly-owned subsidiary of United Asset Management Company. Murray Johnstone manages the investment and reinvestment of assets of CS International, although CAM may manage part of CS International's cash reserves required for liquidity purposes.



        On behalf of CS Balanced, CAM has entered into a subadvisory agreement with United States Trust Company of Boston, a Massachusetts chartered commercial bank with full trust powers. On behalf of CS Small Cap, CAM has entered into a subadvisory agreement with Awad & Associates of New York. The subadvisers manage the investment and reinvestment of the assets of the Portfolio, although CAM may screen potential investments for compatibility with the Portfolio's social criteria. CAM continuously monitors and evaluates the performance of the subadvisers.

DREYFUS STOCK INDEX FUND





        The S&P 500 Index Sub-account of the Variable Account invests exclusively in shares of the Dreyfus Stock Index Fund.

        Dreyfus Stock Index Fund has as an investment objective to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 composite Price Index, which is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange. Standard & Poor's Corporation chooses the stocks to be included in the Index solely on a statistical basis. The Portfolio attempts to be fully invested at all times in the stocks that comprise the Index and stock index futures as described below and, in any event, at least 80% of the Portfolio's net assets will be so invested. Inclusion of a stock in the Index in no way implies an opinion by Standard & Poor's Corporation as to its attractiveness as an investment. The Portfolio uses the Index as the standard performance comparison because it represents approximately 70% of the total market value of all common stocks and is well known to investors. An investment in the Portfolio involves risks similar to those of investing in common stocks.


        The investment manager of Dreyfus Stock Index Fund is Dreyfus Corporation ("Dreyfus"), a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation, a publicly owned multibank holding company.



NEUBERGER & BERMAN ADVISERS MANAGEMENT TRUST


        The Variable Account has two Sub-Accounts that invest exclusively in shares of Portfolios of the Neuberger & Berman Advisers Management Trust ("AMT"). The Income and Growth Sub-accounts of the Variable Account invest in shares of the Limited Maturity Bond Portfolio and Growth Portfolio, respectively, of AMT.


        The Neuberger & Berman Limited Maturity Bond Portfolio. The investment objective of the Limited Maturity Bond Portfolio is to provide the highest current income consistent with low risk to principal and liquidity; and secondarily, total return. Neuberger & Berman Limited Maturity Bond invests in a diversified portfolio of fixed and variable rate debt securities and seeks to increase income and preserve or enhance total return by actively managing average portfolio maturity in light of market conditions and trends.


        The Neuberger & Berman Limited Maturity Bond Portfolio invests in a diversified portfolio of short-to-intermediate-term U.S. Government and Agency securities and debt securities issued by financial institutions, corporations, and others, of at least investment grade. These securities include mortgage-backed and asset-backed securities, repurchase agreements with respect to U.S. Government and Agency securities, and foreign investments. The Neuberger & Berman Limited Maturity Bond Portfolio may invest up to 5% of its net assets in municipal securities when the portfolio manager believes such securities may outperform other available issues. The Portfolio may purchase and sell covered call and put options, interest-rate futures contracts, and options on those futures contracts, and may engage in lending portfolio securities. The Portfolio's dollar-weighted average portfolio maturity may range up to five years.



        The Neuberger & Berman Growth Portfolio seeks capital appreciation, without regard to income. The Neuberger & Berman Growth Portfolio invests in securities believed to have the maximum potential for long-term capital appreciation. It does not seek to invest in securities that pay dividends or interest, and any such income is incidental. The Portfolio expects to be almost fully invested in common stocks, often of companies that may be temporarily out of favor in the market. The Portfolios' aggressive growth investment program involves greater risks and share price volatility than programs that invest in more conservative securities. Moreover, the Portfolio does not follow a policy of active trading for short-term profits. Accordingly, the Portfolio may be more appropriate for investors with a longer-range perspective. While the Portfolio uses the AMT value-oriented investment approach, when the portfolio manager believes that particular securities have greater potential for long-term capital appreciation, the Portfolio may purchase such securities at prices with higher multiples to measures of economic value (such as earnings). In addition, the Portfolio focuses on companies with strong balance sheets and reasonable valuations relative to their growth rates. It also diversifies its investments into many companies and industries.


        The investment adviser for the Limited Maturity Bond and Growth Portfolios of AMT is Neuberger & Berman Management Incorporated ("N&B Management"). N&B Management retains Neuberger & Berman, L.P., without cost to AMT, as subadviser to furnish it with investment recommendations and research information. N&B Management provides investment management services to each Portfolio that include, among other things, making and implementing investment decisions and providing facilities and personnel necessary to operate the Portfolio. N&B Management provides administrative services to each Portfolio that include furnishing similar facilities and personnel for the Portfolio. With the Portfolio's consent, N&B Management is authorized to subcontract some of its responsibilities under its administration agreement with the Portfolio to third parties.

OPPENHEIMER VARIABLE ACCOUNT FUNDS


        The Variable Account has five Sub-accounts that invest exclusively in shares of Portfolios of the Oppenheimer Variable Account Funds ( the "Oppenheimer Funds"). The Aggressive Growth, Large Cap Growth, Balanced, High Income, and Managed Income Sub-accounts of the Variable Account invest in shares of the Aggressive Growth Fund, Growth Fund, Growth & Income Fund, High Income Fund and Strategic Bond Fund respectively, of the Oppenheimer Funds. The Oppenheimer Funds are managed by OppenheimerFunds, Inc. ("the Manager"), which is responsible for selecting the Oppenheimer Funds' investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Board of Trustees, under investment advisory agreements for each Oppenheimer Fund which state the Manager's responsibilities.



        Oppenheimer Aggressive Growth Fund ("Aggressive Growth Fund") seeks to achieve capital appreciation by investing in "growth-type" companies. Such companies are believed to have relatively favorable long-term prospects for increasing demand for their goods or services, or to be developing new products, services or markets, and normally retain a relatively larger portion of their earnings for research, development and investment in capital assets.


        Oppenheimer Growth Fund ("Growth Fund") seeks to achieve capital appreciation by investing in "growth-type" companies. Growth Fund will emphasize investments in securities of well-known and established companies. Such securities generally have a history of earnings and dividends and are issued by seasoned companies.

        Oppenheimer Growth & Income Fund ("Growth & Income Fund") seeks a high total return (which includes growth in the value of its shares as well as current income) from equity and debt securities. Its equity investments will include common stocks, preferred stocks, convertible securities and warrants. Its debt securities will include bonds, participation interests, asset-backed securities, private-label mortgage-backed securities and collateralized mortgage obligations, zero coupon securities and U.S. obligations. From time to time Growth & Income Fund may focus on small to medium capitalization issuers, the securities of which may be subject to greater price volatility than those of larger capitalized issuers.

        The composition of Growth & Income Fund's Portfolio among equity and fixed-income investments will vary from time to time based upon the Manager's evaluation of economic and market trends and perceived relative total anticipated return from such types of investments. Accordingly, there is neither a minimum nor a maximum percentage of Growth & Income Fund's Assets that may, at any given time, be invested in either type of investment.

        Oppenheimer High Income Fund ("High Income Fund") seeks a high level of current income from investment in high yield fixed-income securities (including long-term debt and preferred stock issues, including convertible securities) believed by the Manager not to involve undue risk. High Income Fund's investment policy is to assume certain risks in seeking high yield including securities in the lower rating categories, commonly known as "junk bonds", which are subject to a greater risk of loss of principal and nonpayment of interest than higher rated securities. These securities may be considered to be speculative. (See "The Portfolios - Risks Attendant to Investments in Junk Bonds.")

        Oppenheimer Strategic Bond Fund ("Strategic Bond Fund') seeks a high level of current income by investing primarily in a diversified portfolio of high yield fixed-income securities. Such income is principally derived from interest on debt securities and the Fund seeks to enhance such income by writing covered call options on debt securities. The Fund intends to invest principally in (I) foreign government and corporate debt securities (ii) U.S. Government securities, and (iii) lower-rated high yield domestic debt securities, commonly known as "junk bonds", which are subject to a greater risk of loss of principal and nonpayment of interest than higher-rated securities. These securities may be considered to be speculative. (See "The Portfolios - Risks Attendant to Investments in Junk Bonds.") Under normal circumstances, the Fund's assets will be invested in each of these three sectors. However, Strategic Bond Fund may from time to time invest up to 100% of its total assets in any one sector if, in the judgment of the Manager, the Fund has the opportunity of seeking a high level of current income without undue risk to principal.

STRONG VARIABLE INSURANCE FUNDS, INC. AND STRONG DISCOVERY FUND II


        The Variable Account has one Sub-account that invests exclusively in shares of one Portfolio of the Strong Variable Insurance Funds, Inc. and one Sub-account that invests exclusively in shares of the Strong Discovery Fund II (the "Strong Funds").


        Strong International Stock Fund II seeks capital growth. The Portfolio invests primarily in the equity securities of issuers located outside the United States. (See "The Portfolios - Risks Attendant to Investments in Foreign Securities.") The Portfolio will invest at least 65% of its total assets in foreign equity securities, including common stocks, preferred stocks, and securities that are convertible into common or preferred stocks, such as warrants and convertible bonds, that are issued by companies whose principal headquarters are located outside the United States.

        Under normal conditions, the Portfolio expects to invest at least 90% of its total assets in foreign equity securities. The Portfolio may, however, invest up to 35% of its total assets in equity securities of U.S. issuers or debt obligations, including intermediate to long-term debt obligations of U.S. issuers or foreign-government entities. When the investment adviser determines that market conditions warrant a temporary defensive position, the Portfolio may invest without limitation in cash (U.S. dollars, foreign currencies, or multi-currency units) and short-term fixed income securities. Although the debt obligations in which it invests will be primarily investment-grade, the Portfolio may invest up to 5% of its total assets in junk bonds. (See "The Portfolios - Risks Attendant to Investments in Junk Bonds.")

        The Portfolio will normally invest in securities of issuers located in at least three different countries. The investment adviser expects that the majority of the Portfolio's investments will be in issuers in the following markets: Argentina, Australia, Brazil, Chile, Cambodia, the Czech Republic, France, Germany, Hong Kong, Hungary, India, Indonesia, Italy, Japan, Malaysia, Mexico, the Netherlands, New Zealand, Norway, Peru, the Philippines, Poland, Russia, Singapore, South Africa, South Korea, Spain, Sweden, Switzerland, Taiwan, the United Kingdom, and Vietnam. The Portfolio will also invest in other European, Pacific Rim, and Latin American markets.

        Strong Discovery Fund II seeks capital growth. The Portfolio invests in securities that the investment adviser believes represent growth opportunities. The Portfolio normally emphasizes equity securities, although it has the flexibility to invest in any type of security that the investment adviser believes has the potential for capital appreciation. The Portfolio may invest up to 100% of its total assets in equity securities, including common stocks, preferred stocks, and securities that are convertible into common or preferred stocks, such as warrants and convertible bonds. The Portfolio may also invest up to 100% of its total assets in debt obligations, including intermediate to long-term corporate or U.S. government debt securities. When the investment adviser determines that market conditions warrant a temporary defensive position, the Portfolio may invest, without limitation, in cash and short-term fixed income securities. Although the debt obligations in which it invests will be primarily investment-grade, the Portfolio may invest up to 5% of its total assets in junk bonds. (See "The Portfolios - Risks Attendant to Investments in Junk Bonds.")

        The Portfolio may invest up to 15% of its total assets directly in the securities of foreign issuers. (See "The Portfolios - Risks Attendant to Investments in Foreign Securities.") It may also invest without limitation in foreign securities in domestic markets through depositary receipts. However, as a maker of policy, the investment adviser intends to limit total foreign exposure, including both direct investments and depositary receipts, to no more than 25% of the Fund's total assets.

        The investment adviser seeks to uncover emerging investment trends and attractive growth opportunities. In its search for potential investments, the investment adviser attempts to identify companies that are poised for accelerated earnings growth due to innovative products or services, new management, or favorable economic or market cycles. These companies may be small, unseasoned firms in the early stages of development, or they may be mature organizations. Whatever their size, history, or industry, the investment adviser believes their potential earnings growth is not yet reflected in their market value and that, over time, the market prices of these securities will move higher.


        Strong Capital Management, Inc. is the investment adviser for the Strong Variable Insurance Funds, Inc. and the Strong Discovery Fund II and, pursuant to its investment advisory agreements, manages the investment and reinvestment of the assets of each Portfolio, and is responsible for their overall business affairs.



VAN ECK WORLDWIDE HARD ASSETS FUND


        The Hard Assets/Metals Sub-account of the Variable Account invests exclusively in shares of the Van Eck Worldwide Hard Assets Fund.



        Van Eck Worldwide Hard Assets Fund. This Portfolio seeks long-term capital appreciation by investing globally, primarily in "hard assets" securities. Income is a secondary consideration. The fund must invest at least 25% of its assets in companies that are directly or indirectly (whether through supplier relationships, servicing agreements or otherwise) engaged to a significant extent in the exploration, development, production or distribution of one or more of the following sectors: (I) precious metals, (ii) ferrous and non-ferrous metals, (iii) oil and gas, (iv) forest products, (v) real estate, and (vi) other basic non-agricultural commodities (together referred to as "Hard Assets"). This policy is a fundamental policy, which can not be changed without the vote of shareholders. As an additional but non-fundamental policy, the Portfolio would be able to invest up to 50% of its assets in any one of the above sectors.


        The production and marketing of Hard Assets may be affected by actions and changes in government. In addition, Hard Assets and securities of Hard Assets companies may be cyclical in nature. During periods of economic or financial instability, the securities of some Hard Assets companies may be subject to broad price fluctuations, reflecting volatility of energy and basic materials prices and possible instability of supply of various Hard Assets. In addition, some Hard Assets companies may also be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of hazards associated with natural resources, such as fire, drought, increased regulatory and environmental costs, and others. Securities of Hard Assets companies may also experience greater price fluctuations than the relevant Hard Assets. In periods of rising Hard Assets prices, such securities may rise at a faster rate, and conversely, in times of falling Hard Assets prices, such securities may suffer a greater price decline. (See "The Portfolios - Risks Attendant to Investments in Foreign Securities.")

        The investment adviser for the Van Eck Worldwide Hard Assets Fund is Van Eck Associates Corporation.


RISKS ATTENDANT TO INVESTMENTS IN JUNK BONDS

        Investments in non-investment grade debt securities, commonly referred to as "junk bonds", involve special risks in addition to the risks associated with investments in higher rated debt securities. In general, non-investment grade securities are regarded as predominately speculative with respect to the capacity of the issuer to pay interest and repay principal.


        CS Balanced, CS Small Cap, Oppenheimer High Income Fund, Oppenheimer Strategic Bond Fund, Strong International Stock Fund II, and Strong Discovery Fund II each may invest in junk bonds. These Portfolios each describe the risks attendant to these investments in its prospectus. You should review these prospectuses carefully and consider the risks associated with junk bonds before investing in Sub-accounts corresponding to these Portfolios.



RISKS ATTENDANT TO INVESTMENTS IN FOREIGN SECURITIES


        Investments in foreign securities involve substantial and different risks. You should consider these risks carefully. CS International, Oppenheimer Strategic Bond Fund , Strong International Stock Fund II , and Van Eck Worldwide Hard Assets Fund may each invest in foreign securities. For example there is generally less publicly available information about foreign companies than is available about companies in the U.S. Foreign Companies are generally not subject to uniform audit and financial reporting standards, practices and requirements comparable to those in the U.S. These Portfolios each describe the risks attendant to these investments in its prospectus. You should review these prospectuses carefully and consider the risks associated with foreign securities before investing in Sub-accounts corresponding to these Portfolios.



INVESTMENT ADVISORY FEES

        ALGER. Alger Management, Inc. ("Alger Management") serves as investment adviser to the Alger American Fund. It receives a management fee of .75% of the annual value of the Alger American Growth Portfolio's average daily net assets. Alger American MidCap Growth Portfolio pays Alger Management a fee of .80% of the annual value of the Portfolio's average daily net assets. Alger American Small Capitalization Portfolio pays Alger Management a fee at an annual rate of
 .85% of the value of the Portfolio's average daily net assets.


        CALVERT. For its services, CAM is entitled to receive a fee based on a percentage of the average daily net assets of each of the Portfolios. CAM is currently entitled to receive a maximum fee of .50% of net assets from CS Money Market Portfolio, .80% CS Mid Cap, 1.00% the CS International Equity .70% of net assets of CS Balanced and .90% of net assets of CS Small Cap Portfolio.


        DREYFUS. Pursuant to the terms of an investment management agreement, the Dreyfus Stock Index Fund pays Dreyfus a monthly fee at the annual rate of
 .245 of 1.00% of the value of the Portfolio's average daily net assets.

        NEUBERGER & BERMAN. For combined administrative and investment management services, N&B Management is paid fees as a percentage of the average daily net assets based upon the following schedules:


        LIMITED MATURITY BOND PORTFOLIO:             GROWTH PORTFOLIO:

AVERAGE DAILY NET ASSETS            FEE       AVERAGE DAILY NET ASSETS      FEE
------------------------            ---       ------------------------      ---
First $500 million                  .65%      First $250 million             .85%

Next $500 million                   .615%     Next $250 million              .825%

Next $500 million                   .60%      Next $500 million              .75%

Next $500 million                   .575%     Thereafter                     .725%

Thereafter                          .55%

        OPPENHEIMER. Oppenheimer Funds, Inc. serves as manager to the Oppenheimer Funds. The management fees computed on an annualized basis as a percentage of net assets as of the close of business each day are as follows:


        (i)  for Aggressive Growth Fund, Growth Fund, Growth & Income Fund:
             0.75% of the first $200 million of net assets, 0.72% of the next 200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, and 0.60 of net assets over $800 million;


        (ii) for High Income Fund and Strategic Bond Fund: 0.75% of the first $200 million of net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $200 million, and 0.50% of net assets over 1 billion.

        STRONG. For its services, Strong Capital Management, Inc. is entitled to receive a fee based on a percentage of the average daily net assets of each of the Portfolios that it manages. For its services to Strong International Stock Fund II, it is entitled to receive an annual fee of 1.00% of the average daily net asset value of the Portfolio. For its services to Strong Discovery Fund II, it is entitled to receive an annual fee of 1.00% of the average daily net asset value of the Portfolio.

        VAN ECK. The investment adviser for Van Eck Worldwide Hard Assets Fund is Van Eck Associates Corporation ("Van Eck Associates"). As compensation for its services, Van Eck Associates receives a monthly fee at an annual rate of 1.00% of the first $500 million of the average daily net assets of the Portfolio, .90% of the next $250 million of the daily net assets of the Portfolio, and .70% of the average daily net assets of the Portfolio in excess of $750 million.


RESOLVING MATERIAL CONFLICTS

        In addition to variable annuity and variable life insurance policies issued by ANLIC, the Funds are also available to registered separate accounts of insurance companies other than ANLIC. As a result, there is a possibility that a material conflict may arise between your interests and the owners of life insurance policies and variable annuities issued by other companies whose values are allocated to one or more other separate accounts investing in any one of the Portfolios.

        In addition, one or more of the Portfolios may sell shares to certain retirement plans qualifying under Section 401 of the Internal Revenue Code of 1986, as amended (the "Code") (including cash or deferred arrangements under Section 401 (k) of the Code) or other sections of the Code. As a result, there is a possibility that a material conflict may arise between your interests generally and such retirement plans or participants in such retirement plans.

        In the event of a material conflict, ANLIC will take any necessary steps, including removing the Variable Account from that Portfolio, to resolve the matter. The Board of Directors or Trustees of the Portfolios intend to monitor events in order to identify any material conflicts that may possibly arise and to determine what action, if any, should be taken in response to those events or conflicts. (See, the individual Fund prospectuses for more information.)


                                   THE POLICY

        The Policy is a flexible premium deferred variable annuity. The rights and benefits of the Policy are described below and in the Policy. The obligations under the Policies are obligations of ANLIC. However, we reserve the right to make any modification to conform the Policy to, or to give you or other Owners the benefit of, any Federal or state statute or rule or regulation.

        The Policy may be purchased on a non-qualified tax basis ("Nonqualified Policy"). The Policy may also be purchased and used in connection with plans qualifying for favorable Federal income tax treatment ("Qualified Policy").


ISSUANCE OF A POLICY

        Individuals wishing to purchase a Policy must complete an application and send it to our Service Office. Acceptance is subject to our rules, and we reserve the right to reject any application or Premium Payment. If your application can be accepted in the form received, your initial Premium Payment will be applied within two business days after its receipt at our Service Office. If your initial Premium Payment cannot be applied after receipt because of deficiencies in the application or other issuing requirements, you will be contacted within five business days and given an explanation for the delay. The initial Premium Payment will be returned to you at that time unless you consent to our retention of it and our crediting of it as soon as the necessary requirements are fulfilled. If you are between the ages of 75 and 85 when you purchase a Policy, you can only make a single Premium Payment. You cannot purchase a Policy if you are over age 85.

TELEPHONE REQUESTS

        At the time an application for a Policy is completed, or at any subsequent time, you may request a telephone transfer authorization form. If the form is properly completed and on file with us, transfers may be made pursuant to telephone instructions, subject to the above terms and the terms of the authorization form. Otherwise, transfer requests must be in writing in a form acceptable to us. Transfer requests made by telephone are processed upon the date of receipt, if received prior to 4:00 p.m. Eastern time. We may, at any time, revoke or modify the transfer privilege.


FREE LOOK PERIOD

        If for any reason you are not satisfied with the Policy, you may return it to us within 10 days after you receive it. If you cancel the Policy within this 10-day Free Look Period, we will refund the Policy Account Value at the end of the Valuation Period during which the Policy was received by us (or, where required by state law, the greater of the Policy Account Value or the Premium Payments that were paid), and the Policy will be void from the Policy Date. (See "The Policy Allocation of Premium Payments.") To cancel the Policy, you must mail or deliver it to either our Service Office or the registered agent who sold it to you within 10 days after you receive it. The Free Look Period may be longer or otherwise vary where required by state law.

        Certain states require us to refund the greater of Premium Payments made or the Policy Account Value at the end of the Free Look Period. Under Policies issued in these states, we reserve the right to allocate the initial Premium Payment and any additional Premium Payments received during the Free Look Period in their entirety to the Money Market Sub-account until the end of the Free Look Period. For administrative reasons, the Free Look Period is assumed to be fifteen days for this purpose.



PREMIUM PAYMENTS

        The minimum Premium Payments during the first Policy year must be at least $300. Additional Premium Payments may be made in amounts of $30 or more.

        If, after the first five Policy anniversaries, you have made no Premium Payments during a 24-month period and your then-current Policy Account Value totals less than $2,000, we have the right to pay you the total value of your account in a lump sum.


ALLOCATION OF PREMIUM PAYMENTS

        You determine in the application how the initial net Premium Payment will be allocated among the Sub-accounts and the Fixed Account. You may allocate any whole percentage of net Premium Payments, from 5% to 100%. Additional net Premium Payments will be allocated to the Sub-accounts and the Fixed Account according to the allocation percentage specified in your application, unless subsequently changed.

        Notwithstanding the foregoing, all Premium Payments made on Policies in certain states may be allocated to the Money Market Sub-account during the Free Look Period. (See "The Policy - Free Look Period.")

        The Policy Account Value will vary with the investment performance of the Sub-accounts you select, and you bear the entire risk for amounts allocated to the Variable Account. You should periodically review your allocations of Policy Account Value in light of all relevant factors, including market conditions and your overall financial planning requirements.


POLICY ACCOUNT VALUE

        The Policy Account Value prior to the Maturity Date is equal to the Variable Account Value plus the Fixed Account Value. Variable Account Values are not guaranteed. The Variable Account Value is equal to the sum of the values of the Sub-accounts under the Policy. The value of each Sub-account is calculated first on the Policy Date and thereafter on each normal business day ("Valuation Date").

        Variable Account Value. On any Valuation Date, each Sub-account's value is equal to the number of Accumulation Units in that Sub-account multiplied by the Accumulation Unit Value. The number of Accumulation Units to be credited to the Policy for each Sub-account is determined at the time of initial Premium Payment by dividing the net Premium Payments allocated to each Sub-account by the Accumulation Unit Value for that Sub-account for the Valuation Period during which the Application is accepted. For additional Premium Payments, the number of units of each Sub-account credited under the Policy is determined by dividing the net Premium Payments allocated to that Sub-account by the unit value for that Sub-account at the end of the Valuation Period during which the Premium Payment was received at our Service Office.

        Each Sub-account's Accumulation Unit Value for any Valuation Period is determined by multiplying its Accumulation Unit Value for the immediately preceding Valuation Period by the "net investment factor" for the Valuation Period for which the value is being determined. The net investment factor is an index that measures the investment performance of a Sub-account from one Valuation Period to the next. For a complete description on how the net investment factor is calculated, see "Net Investment Factor" in the Statement of Additional Information.

        Fixed Account Value. At the end of any Valuation Period, the Fixed Account Value is equal to: (1) the sum of your net Premium Payments allocated to the Fixed Account; plus (2) any amounts that you transferred from the Variable Account to the Fixed Account; plus (3) the total interest credited to your Policy Account Value in the Fixed Account; less (4) any amounts that you transferred from the Fixed Account to the Variable Account; less (5) the portion of any withdrawals and Surrender Charges allocated to your Policy Account Value in the Fixed Account; less (6) the portion of the Annual Policy Fee which is allocated to your Policy Account Value in the Fixed Account.


SURRENDER AND PARTIAL WITHDRAWALS

        Surrender. You may, prior to the earlier of the Maturity Date or the date of your death, withdraw all or a portion of your then-current Surrender Value, upon written request to our Service Office. If there are Joint Owners, both of you must agree to the withdrawal. We may defer payment of your Surrender Value allocated to the Fixed Account for a period not longer than six months after you request its withdrawal. Payment of amounts from the Variable Account will normally be made within seven days, but may be delayed in certain circumstances. (See "Delay or Suspension of Payments" in the Statement of Additional Information.)


        You may, prior to the earlier of the Maturity Date or your death, withdraw 100% of earnings (since the last Policy Anniversary) in all Sub-accounts and the Fixed Account free of Surrender Charges. (No free withdrawals are permitted during the first six months.) There is a $100 minimum on all withdrawals. Additionally, up to 10% of the Policy Account Value (as of the last Policy Anniversary); plus 10% of:


        (1)     Deposits since the last Policy Anniversary; minus

        (2)     Withdrawals since the last Policy Anniversary

may also be withdrawn free of Surrender Charges.

        Upon a partial withdrawal, Surrender, or Annuitization We will apply the Surrender Charge Percentage shown on the Policy Specification Page to those Premium Payments received within five years of the partial withdrawal or surrender date. After the free amounts are determined, the calculation will be based on a first-in, first-out basis.

        Full surrenders and partial withdrawals may be subject to the 10% Federal tax penalty on early withdrawals and to income tax. (See "Federal Tax Matters.")

        Surrender Value. The Surrender Value is equal to the Policy Account Value less any applicable Surrender Charges, the Annual Policy Fee, and any premium or other taxes. (See "Charges and Deductions.")

        Partial Withdrawal. You may also request to make a Partial Withdrawal, and may direct us to allocate the withdrawal amount among the Fixed Account and the Sub-accounts in a particular manner. If no allocation is specified, the partial withdrawal will be prorated among the Fixed Account and the Sub-accounts based upon your current Policy Account Value allocated to each account.

        Restrictions Under the Texas Optional Retirement Program and Section 403(b) Plans. The Texas Educational Code permits participants in the Texas Optional Retirement Program ("ORP") to withdraw or surrender their interest in a variable annuity contract issued under the ORP only upon (1) termination of employment in the Texas public institutions of higher education, (2) retirement, or (3) death. Accordingly, a participant in the ORP (or the participant's estate if the participant has died) will be required to obtain a certificate of termination from the employer or a certificate of death before the account can be redeemed.

        Similar restrictions apply to variable annuity contracts used as funding vehicles for retirement plans qualifying under Section 403(b) of the Internal Revenue Code of 1986, as amended (the "Code"). Section 403(b) provides for tax-deferred retirement savings plans for employees of certain non-profit and educational organizations. In accordance with the requirements of Section 403(b), any Policy used for a Section 403(b) plan will prohibit distributions of
(i) elective contributions made in years beginning after December 31, 1988, and
(ii) earnings on those contributions and (iii) earnings on amounts attributable to elective contributions held as of the end of the last year beginning before January 1, 1989. However, distributions of such amounts will be allowed upon death of the employee, attainment of age 59-1/2, separation from service, disability, or financial hardship, except that income attributable to elective contributions may not be distributed in the case of hardship.

        Restrictions Under Other Qualified Policies. Other restrictions on surrenders or with respect to the election, commencement, or distributions of benefits may apply under Qualified Policies or under the terms of the plans in respect of which Qualified Policies are issued.


TRANSFERS

        You may transfer all or part of the value of a Sub-account of the Variable Account to one or more of the other Sub-accounts or the Fixed Account at any time prior to the Maturity Date, free of charge. The minimum for each transfer is $50. The transfer will be made as of the date we receive the written request for such transfer at our Service Office.

        The maximum amount allowed to be transferred out of the Fixed Account during one Policy Year is 100% of Fixed Account interest accrued since the last Policy Anniversary; plus 10% of:

        (1) Account Value of the Fixed Account as of the last Policy Anniversary; plus

        (2) Deposits and transfers made into the Fixed Account since the last Policy Anniversary; minus

        (3) All partial withdrawals from the Fixed Account since the last Policy Anniversary.

You may also elect to systematically reallocate all interest generated from the Fixed Account into the Sub-accounts of the Variable Account on an interest only basis according to your allocation election. (See, "Interest Sweep Program.")

        Transfers may be made by a written request or by calling our Service Office if a written authorization for telephone transfers is on file. We may honor any telephone transfer request believed to be authentic. We employ reasonable procedures to confirm that instructions communicated by telephone are genuine. For example, a personal identification number is required in order to initiate a transfer. We will not be liable for the consequences of a fraudulent telephone transfer request that we believe to be authentic when those procedures have been followed. As a result, you bear the risk of loss arising from such a fraudulent request if you authorize telephone transfers.

        Each transfer will be made, without the imposition of any fee or charge, at the end of the Valuation Period during which we receive a valid, complete transfer request at our Service Office. We may suspend or modify this transfer privilege at any time, and we may postpone transfers under certain circumstances. (See, "Delay or Suspension of Payments" in the Statement of Additional Information.)


AUTOMATIC REBALANCING, DOLLAR COST AVERAGING, AND INTEREST SWEEP PROGRAMS

        The Automatic Rebalancing, Dollar Cost Averaging, and Interest Sweep Programs are three asset allocation programs available to you under the Policy. You may elect to participate in one or more of these programs by filing a written authorization with us. We reserve the right to alter, assess a charge, or terminate these programs upon thirty days advance written notice.

        Under the Automatic Rebalancing Program, you may have automatic transfers made on a monthly, quarterly, semi-annual or annual basis to adjust the values among the Sub-accounts and the Fixed Account to meet your designated Investment Allocation percentages. The allocations are subject to a minimum 5% designated percentage proportion per Sub-account.


        The Dollar Cost Averaging Program is an option under which you may "dollar cost average" your allocations to the Variable Account by authorizing us to make periodic transfers of specific dollar amounts from the Money Market Sub-account to one or more other designated Sub-accounts, on a monthly, quarterly, semi-annual, or annual basis. Each transfer pursuant to this program is subject to the $50 minimum transfer amount with a minimum 5% designated percentage proportion per sub-account Dollar cost averaging does not guarantee profits, nor does it assure that you will not lose principal.


        The Interest Sweep Program allows you to systematically reallocate interest earnings from the Fixed Account to one or more of the Sub-accounts on a monthly, quarterly, semi-annual, or annual basis to meet your Investment Allocation percentages.


        If a periodic transfer would reduce the value in the Money Market Sub-account below the minimum dollar amount, we reserve the right to transfer the entire remaining Policy Account Value allocated to the Money Market Sub-account. We also reserve the right to establish a minimum Money Market Sub-account balance before allowing you or any other Owner to elect to participate in the Dollar cost Averaging Program.

        Transfers and adjustments pursuant to these Programs will occur on the monthly Policy Anniversary date in the month in which the transaction is to take place, or the next succeeding business day if the monthly Policy Anniversary Date falls on a day other than a Valuation Date.


DEATH BENEFIT

        The Policy pays a Death Benefit to a beneficiary you designate (the "Beneficiary") if any Owner or any Joint Owner dies prior to the Maturity Date while the Policy is in force (unless the Beneficiary is the decedent's spouse, in which case the spouse may elect to continue the Policy in force).

        During the first five years of the Policy, the Death Benefit will be equal to the greater of the Policy Account Value or the value of the cumulative Premium Payments made less cumulative withdrawals. On the fifth Policy Anniversary a "Minimum Guaranteed Death Benefit" is calculated as the greater of these values. Every five years thereafter through the Maturity Date, a new Minimum Guaranteed Death Benefit is calculated as the greater of the current Minimum Guaranteed Death Benefit or the then-current Policy Account Value.

        For Owners up to issue age 75, the Death Benefit will be the highest of:

                1. the Minimum Guaranteed Death Benefit (increased for Premium Payments made and decreased for cumulative withdrawals since the most recent fifth Policy Anniversary);

                2.      the Policy Account Value (as of the date of payment); or

                3. the cumulative Premium Payments made less cumulative withdrawals (including Surrender Charges).

        For Owners over issue age 75, the Death Benefit is the greater of:

                1.      the Policy Account Value (as of the date of payment); or

                2. the cumulative Premium Payments made less cumulative withdrawals (including Surrender Charges).

        ANLIC will pay the Death Benefit proceeds to the Beneficiary upon receiving due proof of death. The Death Benefit will be paid in a lump sum or under one of the Annuity Payment Options. (See "Annuity Payments.") If you or the Annuitant dies after the Maturity Date, the amount payable, if any, will be as provided in the Annuity Payment Option then in effect.

        If the death of the Annuitant occurs prior to the Maturity Date and the Annuitant is also an Owner or Joint Owner of the Policy, the rules governing distribution of death benefit proceeds in the event of the death of the Owner shall apply. (See "Required Distributions," below.) If there is a surviving Joint Owner at the Annuitant's death, the surviving Joint Owner is the Beneficiary. If, upon your death your spouse, as designated Beneficiary, elects to continue the Policy in accordance with the required distributions rules, the named Beneficiary does not have a right to receive the death benefit proceeds.

        If both Joint Owners die simultaneously, the Death Benefit will be paid to the named Beneficiary.

        If the Owner is a corporation or other entity, the Annuitant will be treated as an Owner for purposes of the timing or the amount of any payout under the Policy.

        As far as permitted by law, the proceeds under the Policy will not be subject to any claim of the Beneficiary's creditors.


REQUIRED DISTRIBUTIONS

        In order to be treated as an annuity contract for Federal income tax purposes, Section 72(s) of the Code requires any Nonqualified Policy to provide that (a) if any Owner dies on or after the annuity starting date but prior to the time the entire interest in the Policy has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that Owner's death; and (b) if any Owner dies prior to the annuity starting date, the entire interest in the Policy will be distributed within five years after the date of that Owner's death.

        These requirements will be considered satisfied as to any portion of the Owner's interest that is payable as annuity payments which will begin within one year of that Owner's death and which will be made over the life of the Owner's Designated Beneficiary or over a period not extending beyond his life expectancy.

        If the designated Beneficiary is your surviving spouse, the Policy may be continued with the surviving spouse as the new Owner and no distributions will be required.

        If any Owner or Joint Owner dies prior to the Maturity Date, and if the designated Beneficiary does not elect to receive the Death Benefit in a lump sum at that time, then we will increase the Policy Account Value so that it equals the Death Benefit amount, if that amount is higher than the Policy Account Value. This would occur if the Owner's designated Beneficiary elects to delay receipt of the proceeds for up to five years, or is the deceased Owner's spouse and elects to continue the Policy, or elects to receive the proceeds as Annuity Payments. Any such increase in the Policy Account Value would be paid by us, and allocated to the Sub-accounts in proportion to the pre-existing Policy Account Value unless we are instructed otherwise. Other rules may apply to Qualified Policies.


                             CHARGES AND DEDUCTIONS

        We do not impose any charge or deduction against a Premium Payment prior to its allocation to the Variable Account or the Fixed Account (except for a charge, in some states, for any premium taxes incurred when the Premium Payment is accepted). However, certain charges (explained below) will be deducted in connection with the Policy to compensate us for administering and distributing the Policy, for providing the insurance benefits set forth in the Policy, for assuming certain risks in connection with the Policy, and for any applicable taxes.


ANNUAL POLICY FEE


        An annual charge of $42, which meets the "at cost" standards of Rule 26a-1 under the 1940 Act, is deducted to partially compensate us for expenses incurred in administering the Policy. These expenses include costs of maintaining records, processing Death Benefit claims, surrenders, transfers and Policy changes, providing reports to Owners, and overhead costs. This charge is guaranteed not to increase during the life of the Policy. This deduction will be made from the Sub-accounts in the same proportion that the values in the Sub-accounts bear to the total Variable Account Value. This charge is deducted on each Policy Anniversary, the Maturity Date, and a full surrender.


        The Annual Policy Fee is waived if the Policy Account Value exceeds $50,000 at the time the Annual Policy Fee would be imposed.


ADMINISTRATIVE EXPENSE CHARGE

        In addition to the Annual Policy Fee, we deduct a monthly charge from the Sub-accounts at an effective annual rate of .10% of the average daily net assets of each Sub-account to partially compensate us for expenses incurred in administering the Variable Account and the Policy. These expenses include costs of maintaining records, processing Death Benefit claims, surrenders, transfers and Policy changes, providing reports to Owners, and overhead costs. This charge is guaranteed not to increase during the life of the Policy.

MORTALITY AND EXPENSE RISK CHARGE

        A monthly charge is deducted from the Sub-accounts at an effective annual rate of 1.25% of the average daily net assets of each Sub-account to compensate us for assuming certain mortality and expense risks under the Policy. The Mortality and Expense Risk Charge is guaranteed to decrease by .05% on each Policy Anniversary beginning in year 16 until it reaches an effective annual rate of .50% at the end of year 30. There is no Mortality and Expense Risk Charge for amounts in the Fixed Account. We may realize a profit from this charge. However, the level of this charge is guaranteed for the life of the Policy and may not be increased. We will continue to deduct this charge after the Maturity Date.

        The mortality risk we bear arises in part from our obligation to make monthly Annuity Payments (determined in accordance with the annuity tables and other provisions contained in the Policy) regardless of how long all Annuitants or any individual may live. This undertaking assures that neither an Annuitant's own longevity, nor an improvement in general life expectancy greater than expected, will have any adverse effect on the monthly Annuity Payments the Annuitant will receive under the Policy. It therefore relieves the Annuitant from the risk that he or she will outlive the funds accumulated for retirement. The mortality risk also arises in part because of the risk that the Death Benefit may be greater than the Policy Account Value. We also assume the risk that the other expense charges may be insufficient to cover the actual expenses incurred in connection with the Policy.


SURRENDER CHARGE

        If you make partial withdrawals under the Policy, surrender the Policy, or annuitize the Policy, then a Surrender Charge may be imposed, measured as a percent of the Premium Payments included in the withdrawal (in the case of a partial withdrawal) or the amount of the total Premium Payments (in the case of a surrender or annuitizing) as specified in the following table of Surrender
Charges:






                      POLICY ANNIVERSARIES
                      SINCE RECEIPT OF             SURRENDER
                      PREMIUM PAYMENT              CHARGE RATE
                      ---------------              -----------

                             0                           8%
                             1                           8%
                             2                           8%
                             3                           6%
                             4                           4%
                             5 or more                   None


        Free Withdrawal Amount. You may, prior to the earlier of the Maturity Date or your death, withdraw 100% of earnings (since the last Policy Anniversary) in the Variable Account and the Fixed Account free of Surrender Charges. Additionally, up to 10% of the Policy Account Value (as of the last Policy Anniversary); plus 10% of:

        (1)     Deposits since the last Policy Anniversary; minus

        (2)     Withdrawals since the last Policy Anniversary

may also be withdrawn free of Surrender Charges. However, income taxes and a tax penalty may apply.

        Amounts withdrawn in addition to the Free Withdrawal Amount may be subject to a Surrender Charge. The Surrender Charge is determined by multiplying each Premium Payment included in the withdrawal by the Surrender Charge rate applicable to the year in which the Premium Payment was received.

        For purposes of calculating the Surrender Charge, (1) the oldest Premium Payments will be treated as the first withdrawn; (2) amounts withdrawn up to the Free Withdrawal Amount will not be considered a withdrawal of Premium Payments; and (3) if the Surrender Value is withdrawn or applied under an Annuity Payment Option, the Surrender Charge will apply to all Premium Payments not previously assessed with a Surrender Charge. Thus, the Surrender Charges are applied to Premium Payments on a first-in, first-out basis.

        As shown above, the Surrender Charge percentage varies, depending on the Policy Year in which the Premium Payment included in the withdrawal was made. A Surrender Charge rate of 8% applies to Premium Payments withdrawn that are less than three years old. Thereafter the Surrender Charge rate decreases to 6% in the fourth year and 4% in the fifth year. Amounts representing Premium Payments five years old or older may be withdrawn without charge.

        The Surrender Charge will be deducted from the remaining Policy Account Value, or from the amount paid if the remaining value is insufficient. The Surrender Charge partially compensates us for sales expenses with regard to the Policy, including agent sales commissions, the cost of printing prospectuses and sales literature, advertising, and other marketing and sales promotional activities.

        The amounts we receive from the Surrender Charge may not be sufficient to cover sales expenses. We expect to recover any deficiency from our general assets (which include amounts derived from the Mortality and Expense Risk Charge). We believe that this distribution financing arrangement will benefit you, the Variable Account, and all other Owners.

   Waiver of Surrender Charges. ANLIC may waive the Surrender Charge described above provided that certain conditions described in the Policy are met, including: (a) you are confined to a "hospital", "nursing home", or a "Long Term Care Facility" (as defined in the Policy) for at least 30 days; (b) written notice and satisfactory proof of confinement are received no later than 91 days after confinement ends; and (c) confinement was recommended by a physician for medically necessary reasons. We will not accept any additional Premium Payments on a Policy after this waiver has been exercised under that Policy.

        This waiver is not available if you were confined to a nursing home, hospital, or Long Term Care Facility on the Policy Date.


PREMIUM TAXES


        We will deduct a charge for premium taxes, if any, when incurred. Depending on state and local law, premium taxes can be incurred when a Premium Payment is accepted, when Policy Account Value is withdrawn or surrendered, or when annuity payments start.



FEDERAL TAXES

        Currently no charge is made to the Variable Account for Federal income taxes that may be attributable to the Variable Account. We may, however, make such a charge in the future. Charges for other taxes, if any, attributable to the Variable Account may also be made. (See "Federal Tax Matters.")


FUND EXPENSES

        The value of the assets of the Variable Account will reflect the investment management fee and other expenses incurred by the Portfolios. See the Fund prospectuses for complete information on these fees and expenses.


REDUCTION IN CHARGES FOR CERTAIN GROUPS


        We may reduce or eliminate the Annual Policy Fee, Administrative Expense Charge, or Surrender Charge on policies that have been sold to (1) employees and sales representatives of ANLIC or its affiliates; (2) customers of ANLIC or distributors of the Policies who are transferring existing policy values to a Policy; (3) individuals or groups of individuals when sales of the Policy result in savings of sales or administrative expenses; or (4) individuals or groups of individuals where Premium Payments are to be made through an approved group payment method and where the size and type of the group results in savings of administrative expenses.



        In no event will reduction or elimination of any fees or charges be permitted where such reduction or elimination will be unfairly discriminatory to any person. The Reduction of Charges for certain groups does not apply to policies sold in the State of New Jersey.

                                ANNUITY PAYMENTS

ELECTION OF AN ANNUITY PAYMENT OPTION

        You have the sole right to elect or change one of the Annuity Payment Options listed below during the lifetime of the Annuitant and prior to the Maturity Date, either in the application or by written request to our Service Office any time at least 30 days before the Maturity Date. We may require the exchange of the Policy for a contract covering the option selected.


MATURITY DATE


        The first annuity payment will be made as of the Maturity Date. We will assume a Maturity Date of the first day of the calendar month of the Annuitant's 90th birthday unless you tell us otherwise. You may change the Maturity Date at any time by giving us written notice of the change at least 30 days prior to the new Maturity Date. A Maturity Date may be the first day of any calendar month commencing no later than the first day of the calendar month after the Annuitant's 90th birthday. If the Maturity Date occurs during the first five Policy Years after receipt of a Premium Payment, a Surrender Charge will apply. (See "Charges and Deductions - Surrender Charge.") If the net amount to be applied to an option is less than $2,000 or if payments under any option would be less than $20, we have the right to pay the net amount to be applied to the option to you or the Annuitant in one sum.



AVAILABLE OPTIONS

        On the Maturity Date, the Surrender Value will be applied to make fixed annuity payments. Fixed annuity payments provide guaranteed annuity payments which remain fixed in amount throughout the payment period. Fixed annuity payments do not vary with the investment experience of the Sub-accounts.

        The amount and duration of Annuity Payments will depend on the Annuity Payment Option that you select. Once an Annuity Payment Option is selected, the Surrender Value for the Valuation Period which ends immediately before the Maturity Date will be transferred to our general account and the Annuity Payments will be fixed in amount by the Annuity Payment Option selected and the age and sex (if sex distinction is allowed under state law) of the Annuitant.


ANNUITY PAYMENT OPTIONS

THE ANNUITY PAYMENT OPTIONS CURRENTLY AVAILABLE ARE:

        OPTION A -- INTEREST FOR LIFE. We will pay interest on the amount retained for the lifetime of the Annuitant. At the Annuitant's death, we will pay the principal amount to the Beneficiary or as otherwise agreed.

        OPTION B -- INTEREST FOR A FIXED PERIOD. We will pay interest on the retained amount for a fixed period of not more than 30 years. At the end of the period we will pay the principal amount to you or as otherwise agreed.

        OPTION C -- PAYMENTS FOR A FIXED PERIOD. We will pay the amount retained, with interest, in equal monthly payments, for a period of not more than 30 years. The amount of each payment will be based on a payment schedule set forth in the Policy.

        OPTION D -- PAYMENTS OF A FIXED AMOUNT. We will pay the amount retained, with interest, in equal payments until the amount retained has been paid in full. The total payments in any year must be at least 5% of the amount retained.

        OPTION E -- LIFE INCOME. We will pay the amount retained in monthly installments, adjusted to reflect the crediting of interest as set forth in the Policy, for the guaranteed period elected and continuing during the lifetime of a person that you designate. You may elect to have no guaranteed period or a guaranteed period of 5, 10, or 15 years, or the period in which the total payments would equal the amount retained (an installment refund). If no guaranteed period is elected, only one payment will be made if the Annuitant dies before the second payment is made, only two payments will be made if the Annuitant dies before the third payment is made, and so on.

                               FEDERAL TAX MATTERS

THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE.

INTRODUCTION

        This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under a Policy. Any person concerned about these tax implications should consult a competent tax adviser before initiating any transaction. This discussion is based upon ANLIC's understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of the continuation of the present Federal income tax laws or of the current interpretation by the Internal Revenue Service. Moreover, no attempt has been made to consider any applicable state or other tax laws.


        Both Nonqualified Policies and Qualified Policies may be purchased. The Qualified Policies were designed for use by individuals whose Premium Payments are comprised solely of proceeds from and/or contributions under retirement plans which are intended to qualify as plans entitled to special income tax treatment under Sections 401(a), 403(b), 408, 408A, or 457 of the Internal Revenue Code of 1986, as amended (the "Code"). The ultimate effect of Federal income taxes on the Policy Account Value, on Annuity Payments and on the economic benefit to an Owner, the Annuitant or the Beneficiary depends on the type of retirement plan, on the tax and employment status of the individual concerned and on ANLIC's tax status. In addition, certain requirements must be satisfied in purchasing a Qualified Policy with proceeds from a tax qualified plan in order to continue receiving favorable tax treatment. Therefore, purchasers of Qualified Policies should seek competent legal and tax advice regarding the suitability of the Policy for their situation, the applicable requirements and the tax treatment of the rights and benefits of a Policy. The following discussion assumes that Qualified Policies are purchased with proceeds from and/or contributions under retirement plans that qualify for the intended special Federal income tax treatment.



TAXATION OF ANNUITIES IN GENERAL

        The following discussion assumes that the Policy will qualify as an annuity contract for Federal income tax purposes. The Statement of Additional Information describes such qualifications.

        Section 72 of the Code governs taxation of annuities in general. ANLIC believes that an annuity owner who is a natural person generally is not taxed on increases in the value of a Policy until distribution occurs either in the form of a lump sum received by withdrawing all or part of the cash value (i.e., withdrawals) or as Annuity Payments under the Annuity Payment Option elected. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Policy Account Value generally will be treated as a distribution. The taxed portion of a distribution (in the form of a lump sum payment or an annuity) is taxed as ordinary income.

        An owner of any deferred annuity contract who is not a natural person generally must include in income any increase in the excess of the owner's cash value over the owner's investment in the contract during the taxable year. However, there are some exceptions to this rule and you may wish to discuss these with your tax adviser.

        In recent years, legislation has been proposed that would have adversely modified the Federal taxation of certain annuities and , there is always the possibility that the tax treatment of annuities could change by legislation or other means (such as IRS regulations, revenue rulings, and judicial decisions). Moreover, it is also possible that any legislative change could be retroactive (that is, effective prior to the date of such change).

        The following discussion applies to Policies owned by natural persons.


        In the case of a withdrawal under a Qualified Policy before the Maturity Date, a ratable portion of the amount received is taxable, generally based on the ratio of the "investment in the contract" to the total Policy Account Value. The "investment in the contract" generally equals the portion, if any, of any Premium Payments paid by or on behalf of an individual under a Policy which was not excluded from the individual's gross income ,reduced by the amount of prior distributions that were not included in the individual's gross income. For Policies issued in connection with qualified plans, the "investment in the contract" can be zero. Special rules may apply to a withdrawal from a Qualified Policy with respect to "investment in the contract" as of December 31, 1986, and in other circumstances. Withdrawals under Roth IRA before the Maturity Date that are qualified distributions are not subject to Federal income tax.

        Generally, in the case of a withdrawal under a Nonqualified Policy before the Maturity Date, amounts received are first treated as taxable income to the extent that the Policy Account Value immediately before the withdrawal exceeds the "investment in the contract" at that time. Any additional amount withdrawn is not taxable.


        In the case of a full surrender under a Qualified or Nonqualified Policy, the amount received generally will be taxable only to the extent it exceeds the "investment in the contract". In the case of a full surrender under a Roth IRA that is a qualified distribution, the amount received is not subject to Federal income tax.


        Although the tax consequences may vary depending on the Annuity Payment Option elected under the Policy, generally only the portion of the annuity payment that represents the amount by which the Policy Account Value exceeds the "investment in the contract" will be taxed. For fixed annuity payments under a Nonqualified Policy, in general there is no tax on the amount of each payment which represents the same ratio that the "investment in the contract" bears to the total expected value of annuity payments for the term of the payments; however, the remainder of each payment is taxable. After the "investment in the contract" is recovered, the full amount of any additional annuity payments is taxable.

        In the case of a distribution pursuant to a Nonqualified Policy, there may be imposed a Federal penalty tax equal to 10% of the amount treated as taxable income. In general, however, there is no penalty tax on distributions:
(1) made on or after the taxpayer attains age 59-1/2, (2) made as a result of the owner's death or is attributable to the taxpayer's disability, or (3) received in substantially equal periodic payments as a life annuity.

        The tax rules applicable to a Qualified Policy vary according to the type of plan and the terms and conditions of the plan. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits; distributions prior to age 59-1/2 (subject to certain exceptions); distributions that do not conform to specified commencement and minimum distribution rules; aggregate distributions in excess of a specified annual amount; and in other specified circumstances.

        We make no attempt to provide more than general information about the use of the Policy with the various types of retirement plans. Owners and participants under retirement plans as well as Annuitants and Beneficiaries are cautioned that the rights of any person to any benefits under a Qualified Policy may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Policy issued in connection with such a plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into our Policy administration procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Qualified Policy comply with applicable law. Purchasers of annuity contracts for use with any qualified retirement plan should consult their legal counsel and tax adviser regarding the suitability of the annuity contract.

        Code Section 401(a) permits employers to establish various types of retirement plans for employees, and permits self-employed individuals to establish retirement plans for themselves and their employees. These retirement plans may permit the purchase of the Policies to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant or to both may result if this Policy is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Policy.

        Tax Sheltered Annuity (TSA) Section 403(b) payments made by public school systems and certain tax exempt organizations are excludable from the gross income of the employee, subject to certain limitations. However, these payments may be subject to FICA (Social Security) taxes. Code Section 403(b)
(11) restricts the distribution under Code Section 403(b) annuity contracts of:
(1) elective contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings in such years on amounts held as of the last year beginning before January 1, 1989. Distribution of those amounts may only occur upon death of the employee, attainment of age 59-1/2, separation from service, disability, or financial hardship. In addition, income attributable to elective contributions may not be distributed in the case of hardship.

        Individual Retirement Annuities ("IRAs") are subject to limitations on the amount which may be contributed and deducted and the time when distributions may commence. In addition, distributions from certain other types of retirement plans may be placed into an Individual Retirement Annuity on a tax deferred basis. The Internal Revenue Service has not addressed in a ruling of general applicability whether a death benefit provision such as the provision in the Policy comports with IRA qualification requirements.



        Section 408A of the Code permits eligible individuals to make nondeductible contributions to an individual retirement program known as a Roth IRA and provides limits on how much an individual may contribute to a Roth IRA and when distributions may commence. Qualified distributions from Roth IRAs are excluded from gross income if made more than five years after the taxable year of the trust contribution and certain other requirements are met. Subject to certain limitations and other rules, a traditional individual retirement account or annuity may be converted to a Roth IRA.



        Code Section 457 provides for certain deferred compensation plans. These plans may be offered with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities, and tax exempt organizations. These plans are subject to various restrictions on contributions and distributions. These plans may permit participants to specify the form of investments for their deferred compensation account. All investments under such plans are owned by the sponsoring employer and are subject to the claims of general creditors of the employer until December 31, 1998, or such earlier date as may be established by plan amendment. Amounts deferred under plans created on or after August 20, 1996, however, must be held in trust, custodial account or annuity contract for the exclusive benefit of plan participants and their beneficiaries. In general, all amounts received under a Section 457 plan are taxable and are subject to Federal income tax withholding as wages.


        All Nonqualified deferred annuities entered into after October 21, 1988, that are issued by ANLIC (or its affiliates) to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount includable in gross income under Section 72(e) of the Code. In addition, there may be other situations in which the Treasury Department may (under its authority to issue regulations or otherwise) conclude that it would be appropriate to aggregate two or more annuity contracts purchased by the same owner. Accordingly, a Policy Owner should consult a competent tax adviser before purchasing more than one annuity contract.

        A transfer or assignment of ownership of a Policy, or designation of an Annuitant or other Beneficiary who is not also the Owner, may result in certain tax consequences to the Owner that are not discussed herein. An Owner contemplating any such transfer, assignment or designation should contact a competent tax adviser with respect to the potential tax effects of such transaction.

        Amounts may be distributed from a Contract because of the death of an Owner or an Annuitant. Generally, such amounts are includable in the income of the recipient as follows: (1) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the Policy, as described above, or (2) if distributed under an annuity option, they are taxed in the same manner as annuity payments, as described above.

        As noted above, the foregoing comments about the Federal tax consequences under these Policies are not exhaustive and special rules are provided with respect to other tax situations not discussed in this Prospectus. Further, the Federal tax consequences discussed herein reflect our understanding of current law and the law may change. Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of distributions under a Policy depend on the individual circumstances of each owner of the Policy or recipient of the distribution. A competent tax adviser should be consulted for further information.



                       ANNUITY OWNERS THAT ARE NONRESIDENT
                         ALIENS OR FOREIGN CORPORATIONS



        The discussion above provides general information regarding U.S. Federal income tax consequences to Annuity Owners that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. Federal income tax and withholding on annuity distributions at a 30% rate, unless a lower treaty rate applies and any required tax forms are submitted to ANLIC. In addition, purchasers may be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to the purchase of a Policy.



                                  VOTING RIGHTS

        To the extent deemed to be required by law, we will vote the Portfolios' shares held in the Variable Account at regular and special shareholder meetings of the Funds in accordance with instructions received from persons having voting interests in the corresponding Sub-accounts. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, or if we determine that it is allowed to vote the Portfolio shares in its own right, we may elect to do so.

        The number of votes which are available to you will be calculated separately for each Sub-account. That number will be determined by applying your percentage interest, if any, in a particular Sub-account to the total number of votes attributable to that Sub-account. Prior to the Maturity Date, you hold a voting interest in each Sub-account to which your Policy Account Value is allocated. After the Maturity Date, the person receiving variable annuity payments has the voting interest. The number of votes prior to the Maturity Date will be determined by dividing the value of the Policy allocated to the Sub-account by the net asset value per share of the corresponding Portfolio. After the Maturity Date, you have no voting rights.

        The number of votes of a Portfolio which are available will be determined as of the date coincident with the date established by that Portfolio for determining shareholders eligible to vote at the meeting of the Fund. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by the Fund.

        Portfolio shares attributable to the Policies as to which no timely instructions are received will be voted in proportion to the voting instructions which are received with respect to all Policies participating in the Sub-account. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.

        Each person having a voting interest in an Sub-account will receive proxy material, reports and other materials relating to the appropriate Portfolio.


                                PERFORMANCE DATA


        We may advertise yields and total returns for the Sub-accounts. In addition, we may advertise the effective yield of the Social Money Market Sub-account. These figures will be based on historical earnings and are not intended to indicate future performance.



        The yield of the Social Money Market Sub-account refers to the annualized income generated by an investment in the Sub-account over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Sub-account is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.



        The total return calculation of a Sub-account other than the Social Money Market Sub-account assumes an investment has been held in the Sub-account for various periods of time including: (a) one year; (b) five years; (c) ten years; and (d) a period measured from the date the Sub-account commenced operations. The total return will represent the average annual compounded rates of return that would equate an initial investment of $1,000 to the redeemable value of that investment as of the last day of each of the periods referenced above. Total return figures in non-standard formats for the Sub-accounts other than the Social Money Market Sub-account may also be disclosed from time to time. The non-standard total return will assume that no surrender occurs at the end of the applicable period. All non-standard performance data disclosed will be accompanied by standard performance data for the same period.


        ANLIC may also advertise performance figures for the Sub-accounts based on the performance of a Portfolio prior to the time the corresponding Sub-account commenced operations.

        Performance data calculations are discussed in further detail in the Statement of Additional Information.


                                PUBLISHED RATINGS

        We may publish in advertisements, sales literature, and reports to Owners, the ratings and other information assigned to ANLIC by one or more independent insurance industry analyst or rating organizations such as A. M. Best Company, Standard & Poor's Ratings Group, and Weiss Research, Inc. These ratings reflect the current opinion of an insurance company's financial strength and operating performance in comparison to the norms for the insurance industry; they do not reflect the strength, performance, or safety (or lack thereof) of the Variable Account. The claims-paying ability rating as measured by Standard & Poor's is an opinion of an operating insurance company's financial capacity to meet the obligations of its insurance and annuity policies in accordance with their terms. These ratings should not be considered as bearing on the investment performance of the assets held in the Variable Account or the degree of risk associated with an investment in the Variable Account.

                                LEGAL PROCEEDINGS

        There are no legal proceedings to which the Variable Account is a party to or to which the assets of the Variable Account are subject. We are not involved in any litigation that is of material importance in relation to its total assets or that relates to the Variable Account.


                              FINANCIAL STATEMENTS

        The financial statements for ANLIC and the Variable Account (as well as the Auditors' Report thereon) are in the Statement of Additional Information.


                                 ADMINISTRATION


        We have contracted with Financial Administrative Services, Inc. ("FAS"), having its principal place of business at 1290 Silas Deane Highway, Wethersfield, Connecticut, for it to provide us with certain administrative services for the Policies. Pursuant to the terms of a Service Agreement, FAS will act as a record keeping service agent for the policies and riders for an initial term of three years and any subsequent renewals thereof. FAS, under our guidance and direction, will perform Administration functions including: generation of billing and posting of premium, computation of valuations, calculation of benefits payable, maintenance of administrative controls over all activities, correspondence, and data, and providing management reports to us.



                         PREPARATIONS FOR THE YEAR 2000


        ANLIC is currently evaluating, on an ongoing basis, its computer systems and the systems of other companies on which ANLIC's operations rely to determine if they will function properly with respect to dates in the year 2000 and beyond. These activities are designed to ensure that there is no adverse effect on ANLIC's core business operations. While ANLIC believes its planning efforts are adequate to address its year 2000 concerns, there can be no guarantee that the systems of other companies on which ANLIC's operations rely will be converted on a timely basis and will not have a material effect on ANLIC.



                                 POLICY REPORTS

        At least once each Policy Year a statement will be sent to you describing the status of the Policy, including setting forth the current Death Benefit, the current Policy Account Value, the value in the Fixed Account, the value in each Sub-account, Premium Payments paid since the last report, charges deducted since the last report, any partial surrenders since the last report, and the current Surrender Value. In addition, a statement will be sent to your showing the status of the Policy following the transfer of amounts from one Sub-account to another, a partial surrender and the payment of any Premium Payments (excluding those paid by bank draft). You may request that a similar report be prepared at other times. We may charge a reasonable fee for such requested reports and may limit the scope and frequency of such requested reports.

        You will be sent a semi-annual report containing the financial statements of the Funds as required by the 1940 Act.


                                STATE REGULATION

        We are subject to regulation and supervision by the Insurance Department of the Commonwealth of Virginia which periodically examines our affairs. We are also subject to the insurance laws and regulations of all jurisdictions where we are authorized to do business. A copy of the Policy form has been filed with and, where required, approved by insurance officials in each jurisdiction where the Policies are sold. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for the purposes of determining solvency and compliance with local insurance laws and regulations.

                                     EXPERTS


        The statements of financial condition - statutory basis of ANLIC as of December 31, 1997 and 1996 and the related statutory-basis statements of operations and changes in capital and surplus and cash flows for the years then ended and the financial statements of the Variable Account as of December 31, 1997 and for each of the periods indicated therein as found in the Statement of Additional Information have been included herein in reliance upon the report of Coopers & Lybrand LLP, independent accountants, given on the authority of that firm as experts in accounting and auditing.



                                  LEGAL MATTERS


         Jorden Burt Boros Cicchetti Berenson & Johnson LLP of Washington, D.C. has provided advice on legal matters relating to certain aspects of Federal securities laws applicable to the issue and sale of the Policies. Matters of the Commonwealth of Virginia law pertaining to the Policies, including ANLIC's right to issue the Policies and its qualification to do so under applicable laws and regulations issued thereunder, have been passed upon by Ellen Jane Abromson, our Legal Officer.



                             ADDITIONAL INFORMATION


        A registration statement has been filed with the SEC, under the Securities Act of 1933 with respect to the Policy offered hereby. This prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to the registration statement, to all of which reference is made for further information concerning the Variable Account, ANLIC and the Policy offered hereby. Statements contained in this prospectus as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to such instruments as filed.

                       STATEMENT OF ADDITIONAL INFORMATION

        A Statement of Additional Information is available which contains more details concerning the subjects discussed in this Prospectus. The following is the Table of Contents for that Statement:


GENERAL PROVISIONS.............................................. B - 3
      The Policy................................................ B - 3
      Misstatement of Age or Sex................................ B - 3
      Nonparticipating.......................................... B - 3
      Periodic Reports.......................................... B - 3
      Policy Dates.............................................. B - 3
      Termination............................................... B - 3
      Owner and Joint Owner..................................... B - 4
      Beneficiary Change........................................ B - 4
      Assignment................................................ B - 4
      Delay or Suspension of Payments........................... B - 4
ACCUMULATION UNITS.............................................. B - 5
      Accumulation Units........................................ B - 5
      Net Investment Factor..................................... B - 5
FIXED ACCOUNT................................................... B - 5
      General Description....................................... B - 6
      Transfer Limitation....................................... B - 6
      Fixed Account Value....................................... B - 6
SURRENDER CHARGE CALCULATION.................................... B - 7
PERFORMANCE DATA CALCULATIONS................................... B - 8
      Social Money Market Sub-account's Yield Calculation....... B - 8
      Other Sub-accounts' Yield Calculations.................... B - 9
      Average Annual Total Return Calculations.................. B - 9
      Cumulative Total Return Calculations...................... B - 10
PERFORMANCE FIGURES............................................. B - 10
FEDERAL TAX MATTERS............................................. B - 12
      Taxation of ANLIC......................................... B - 12
      Tax Status of the Policies................................ B - 12
      Withholding............................................... B - 12
ADDITION, DELETION OR SUBSTITUTION OF
      INVESTMENTS............................................... B - 13
DISTRIBUTION OF THE POLICIES.................................... B - 13
STATE REGULATION................................................ B - 13
RECORDS AND REPORTS............................................. B - 13
LEGAL MATTERS................................................... B - 14
EXPERTS........................................................  B - 14
OTHER INFORMATION..............................................  B - 14
FINANCIAL STATEMENTS...........................................  B - 14

Front side of postcard:

                                                          Place
                                                          STAMP
                                                          Here

   ACACIA NATIONAL LIFE INSURANCE COMPANY
   Variable Product Service Center
   P.O. Box 79574 Baltimore, Maryland  21279-0574

Back side of postcard:

   Allocator 2000 Annuity Logo
   (Put in the upper left corner)

        [ ]  I wish to receive the Statement of Additional Information.

        Send To:
                 ---------------------------
        Name:
                 ---------------------------
        Address:
                 ---------------------------

                 ---------------------------

              ACACIA NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT II

                       STATEMENT OF ADDITIONAL INFORMATION
                                     FOR THE
        ALLOCATOR 2000 FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY POLICY

                                   OFFERED BY

                     ACACIA NATIONAL LIFE INSURANCE COMPANY


This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the Allocator 2000 Flexible Premium Deferred Variable Annuity Policy ("Policy") offered by Acacia National Life Insurance Company ("ANLIC"). You may obtain a copy of the Prospectus dated May 1, 1998, by writing to ANLIC Service Office, P.O. Box 79574, Baltimore, Maryland 21279-0574 or telephoning 1-800-369-9407. Terms used in the current Prospectus for the Policy are incorporated in this Statement of Additional Information.


THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE POLICY.



                               Dated: May 1, 1998

                                TABLE OF CONTENTS

                                                                 PAGE
                                                                 ----
GENERAL PROVISIONS.............................................. B - 3
         The Policy............................................. B - 3
         Misstatement of Age or Sex............................. B - 3
         Nonparticipating....................................... B - 3
         Periodic Reports....................................... B - 3
         Policy Dates........................................... B - 3
         Termination............................................ B - 3
         Owner and Joint Owner.................................. B - 4
         Beneficiary Change..................................... B - 4
         Assignment............................................. B - 4
         Delay or Suspension of Payments........................ B - 4
ACCUMULATION UNITS.............................................. B - 5
         Accumulation Units..................................... B - 5
         Net Investment Factor.................................. B - 5
FIXED ACCOUNT................................................... B - 5
         General Description.................................... B - 6
         Transfer Limitation.................................... B - 6
         Fixed Account Value.................................... B - 6
SURRENDER CHARGE CALCULATIONS................................... B - 7
PERFORMANCE DATA CALCULATIONS................................... B - 8
         Social Money Market Sub-account's Yield Calculation.... B - 8
         Other Sub-accounts' Yield Calculations................. B - 9
         Average Annual Total Return Calculations............... B - 9
         Cumulative Total Return Calculations................... B - 10
PERFORMANCE FIGURES............................................. B - 10
FEDERAL TAX MATTERS............................................. B - 12
         Taxation of ANLIC...................................... B - 12
         Tax Status of the Policies............................. B - 12
         Withholding............................................ B - 12
ADDITION, DELETION OR SUBSTITUTION OF
   INVESTMENTS.................................................. B - 13
DISTRIBUTION OF THE POLICIES.................................... B - 13
STATE REGULATION................................................ B - 13
RECORDS AND REPORTS............................................. B - 13
LEGAL MATTERS................................................... B - 14
EXPERTS......................................................... B - 14
OTHER INFORMATION............................................... B - 14
FINANCIAL STATEMENTS............................................ B - 14

        Throughout this Statement of Additional Information, the words "us", "we", "our", and "ANLIC" refer to Acacia National Life Insurance Company, and the words "you", "your", and "Owner" refer to the policy owner.


                               GENERAL PROVISIONS

THE POLICY


        The Policy is a flexible premium deferred variable annuity policy.


    (a) The Policy may be purchased on a non-tax qualified basis ("Nonqualified Policy"). The Policy may also be purchased and used in connection with retirement plans or individual retirement accounts that qualify for favorable federal income tax treatment ("Qualified Policy").

    (b) Before it will issue a Policy, we must receive a completed Policy Application. A minimum Premium Payment of $300 during the first Policy year is required.

    (c) The Policy and the copy of the Application attached thereto (except as otherwise may be required by law), and any applicable riders are the entire contract. Only our Elected Officers can agree to change or waive any provisions of the Policy. Any change or waiver must be in writing and signed by such Elected Officer.


MISSTATEMENT OF AGE OR SEX

        If the age or sex of the Annuitant has been misstated, the benefits payable under the Policy will be equal to the benefits which the Premium Payments would have provided for the correct age or sex (if such distinction based upon sex is allowed by law).

        We may require proof of the age of the Annuitant before making any Annuity Payments provided for by the Policy.

        If a misstatement of age or sex results in monthly income payments that are too large, the overpayments will be deducted from future payments. If we have made payments that are too small, the underpayment will be added to the next payment. Adjustments for overpayments or underpayment will include the compound interest rate used to determine the Annuity Payments.


NONPARTICIPATING

        No dividends will be paid. Neither you nor the Beneficiary will have the right to share in our surplus earnings or profits.


PERIODIC REPORTS

        At least once each Policy year we will send you a statement showing your Policy Account Value as of a date not more than two months prior to the date of mailing. We will also send such statements as may be required by applicable state and federal laws, rules, and regulations.


POLICY DATES

        Policy months, years and Policy Anniversaries are measured from the Policy Date shown on the Policy.


TERMINATION

        The Policy will remain in force until surrendered for its Surrender Value, an Annuity Payment Option has been elected, or the Death Benefit has been paid.

        After the first five Policy years, we may cancel the Policy if for two subsequent years you have not made any Premium Payments and the Policy Account Value is less than $2,000 or would provide for less than $20 monthly payments under any Annuity Payment Option. We will then pay you the Surrender Value in one lump sum.


OWNER AND JOINT OWNER

        The Owner is the individual named as such in the Application or in any later change shown in ANLIC's records. There may be Joint Owners. Prior to the Maturity Date and during any Annuitant's lifetime, only the Owner has the right to receive all benefits and may exercise the rights under this Policy. If there are Joint Owners, the signatures of both Owners are needed to exercise rights under the Policy.

        If the Annuitant is not an Owner and the Annuitant dies before the Maturity Date, the Owner may name a new Annuitant. If the Owner doesn't name a new Annuitant, the Owner will become the Annuitant. If one of the Joint Annuitants dies prior to the Maturity Date, the survivor shall become the sole Annuitant.

        Joint Owners are not permitted for Policies issued in connection with Qualified Plans. If there are Joint Owners, the signatures of both Owners are needed to exercise rights under the Policy.


BENEFICIARY CHANGE

        You may change the named Beneficiary by sending a written request in a form acceptable to us to our Service Office unless the Beneficiary is irrevocable. If the named Beneficiary is irrevocable, you may change the named Beneficiary only by joint written request from you and such named Beneficiary.

        You need not send us the Policy unless we request it. When recorded and acknowledged by us, the change will be effective as of the date you signed the request. The change will not apply to any payments made or other action taken by us before we recorded and acknowledged the request.


ASSIGNMENT

        You may assign this policy as collateral, unless prohibited elsewhere in this Policy or applicable rider. We will not be bound by the Assignment until a copy is filed with us. We assume no responsibility for determining whether an Assignment is valid or the extent of the assignee's interest.

        No Beneficiary may assign any benefits under the Policy until they are due, and to the extent permitted by law payments are not subject to the debts of any Beneficiary nor to any judicial process for payment of the Beneficiary's debts.


DELAY OR SUSPENSION OF PAYMENTS

        We will normally pay a surrender or any withdrawal within seven days after we receive your Written Request in our Service Office. However, transfers and payment of any amount from the Sub-accounts of the Variable Account may be delayed or suspended whenever:


    a) the New York Stock Exchange is closed other than customary weekend and holiday closing, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission ("SEC");



    b)  the SEC by order permits postponement for the protection of Owners; or



    c) an emergency exists, as determined by the SEC, as a result of which disposal of the securities held in the Sub-accounts is not reasonably practicable or it is not reasonably practicable to determine the value of the Variable Account's net assets.


        Payment of any amounts from the Fixed Account may be deferred for up to six months from the date of the request to surrender. If payment is deferred for more than 30 days, we will pay interest on the amount deferred at a rate not less the Guaranteed Minimum Interest Rate.

        Payments under the Policy of any amounts derived from Premium Payments paid by check may be delayed until such time as the check has cleared your bank.


                               ACCUMULATION UNITS

ACCUMULATION UNITS

        An Accumulation Unit is an accounting unit of measure used to calculate the value of your interest in Sub-accounts of the Variable Account. The portion of a net Premium Payment that you allocate to a Sub-account of the Variable Account is credited as Accumulation Units in that Sub-account. Similarly, the value that you transfer to a Sub-account of the Variable Account is credited as Accumulation Units in that Sub-account. The number of Accumulation Units to be credited to the Policy for each Sub-account is determined by dividing (1) the net Premium Payments allocated to each Sub-account by (2) the Accumulation Unit Value for that Sub-account for the Valuation Period during which we received the Premium Payment or transfer request at our Service Office, or in the case of the initial Premium Payment, for the Valuation Period during which the Application is accepted.


        The value of an Accumulation Unit for each Sub-account was initially arbitrarily set at ten dollars $10 when the first investments were bought except the Social Money Market Sub-account which was set at one dollar ($1). The value for any later Valuation Period is found by multiplying the Accumulation Unit Value for a Sub-account for the last prior Valuation Period by such Sub-account's "net investment factor" for the following Valuation Period. Like the Policy Account Value, the value of an Accumulation Unit may increase or decrease from one Valuation Period to the next.



NET INVESTMENT FACTOR

        The "net investment factor" is an index that measures the investment performance of a Sub-account from one Valuation Period to the next. The net investment factor may be greater or less than one, so the value of a Sub-account may increase or decrease.

        The net investment factor for each Sub-account for any Valuation Period is determined by dividing (a) by (b), where:

        (a) is the net result of:

               (1) the net asset value per share of the Portfolio shares held in the Sub-account determined as of the end of the current Valuation Period; plus

               (2) the per share amount of any dividend or capital gain distributions made by the Portfolio on shares held in the Sub-account, if the "ex-dividend" date occurs during the current Valuation Period; plus or minus

               (3) a per unit charge or credit for any taxes incurred by or reserved for in the Sub-account, which is determined by ANLIC to have resulted from the maintenance of the Sub-account; and

        (b)  is the net result of:

               (1) the net asset value per share of the Portfolio shares held in the Sub-account, determined as of the end of the immediately preceding Valuation Period; plus or minus

               (2) the per unit charge or credit for any taxes reserved for the immediately preceding Valuation Period.


                                  FIXED ACCOUNT

        This Prospectus is generally intended to serve as a disclosure document only for the Policy and the Variable Account. For complete details regarding the Fixed Account, see the Policy itself.


        Premium Payments allocated and amounts transferred to the Fixed Account become part of the General Account assets of ANLIC. Interests in the General Account have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), nor is the General Account registered as an investment company under the Investment Company Act of

1940 Act, as amended (the "1940 Act"). Accordingly, neither the General Account nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts, and ANLIC has been advised that the staff of the SEC has not reviewed the disclosures in this Prospectus which relate to the Fixed Account.



GENERAL DESCRIPTION

        The General Account consists of all assets owned by ANLIC other than those in the Variable Account and other separate accounts. Subject to applicable law, ANLIC has sole discretion over the investment of the assets in the General Account.

        The General Account is supported by ANLIC's assets that are held in the General Account. Premium Payments applied and any amounts transferred to the General Account are credited with a fixed rate of interest for a specified period. This is the account known as the "Fixed Account".

        The allocation of Premium Payments and/or transfer of Policy Account Value to the Fixed Account does not entitle an Owner to share in the investment experience of the General Account. Instead, the guaranteed interest rate used in the calculation of the Fixed Account Value is the amount stated in the Policy, compounded annually, or any higher amount of interest in excess of the guaranteed rate may be used in the calculation of the Fixed Account Value at such times and in such a manner as we may determine. Interest rates will be determined on no less than an annual basis.

        Prior to the Maturity Date you may elect to allocate net Premium Payments to the Fixed Account or to transfer Accumulation Value to or from the Fixed Account (subject to certain restrictions upon transfers from the Fixed Account, as discussed, below).


TRANSFER LIMITATION

        The maximum amount allowed to be transferred out of the Fixed Account during one Policy Year is 100% of Fixed Account interest accrued since the last Policy Anniversary; plus 10% of:

(1) Account Value of the Fixed Account as of the last Policy Anniversary; plus

(2) Deposits and transfers made into the Fixed Account since the last Policy Anniversary; minus

(3) All partial withdrawals from the Fixed Account since the last Policy Anniversary.

You may also elect to systematically reallocate all interest generated from the Fixed Account into the Sub-accounts of the Variable Account on an interest only basis according to your allocation election. (See "Interest Sweep Program" in the prospectus.)


FIXED ACCOUNT VALUE

    We will credit all net Premium Payments allocated to the Fixed Account to your Fixed Account Value. The Fixed Account Value at any time equals:

    (1) The net Premium Payments allocated to the Fixed Account; plus

    (2) The total of all amounts transferred to the Fixed Account from the Variable Account; minus

    (3) The total of all amounts transferred from the Fixed Account to the Variable Account, minus

    (4) The total of all Policy fees attributable to the Fixed Account; minus

    (5) The total of all partial withdrawals from the Fixed Account (including any Surrender charges); plus

    (6) Interest.

    ANLIC'S MANAGEMENT HAS COMPLETE AND SOLE DISCRETION TO DETERMINE THE CURRENT INTEREST RATES. ANLIC CANNOT PREDICT OR GUARANTEE THE LEVEL OF FUTURE CURRENT INTEREST RATES, EXCEPT THAT ANLIC GUARANTEES THAT FUTURE CURRENT INTEREST RATES WILL NOT BE BELOW AN EFFECTIVE RATE OF 4% PER YEAR COMPOUNDED ANNUALLY. THE OWNER BEARS THE RISK THAT CURRENT INTEREST RATES WILL NOT EXCEED AN EFFECTIVE RATE OF 4% PER YEAR.

                          SURRENDER CHARGE CALCULATIONS

        Owners may, prior to the earlier of the Maturity Date or death, withdraw 100% of earnings (since the last Policy Anniversary) in all Sub-accounts of the Variable Account and the Fixed Account free of Surrender Charges. Additionally, up to 10% of the Policy Account Value (as of the last Policy Anniversary); plus 10% of:

(1)     Deposits since the last Policy Anniversary; minus

(2)     Withdrawals since the last Policy Anniversary

may also be withdrawn free of Surrender Charges.

        Upon a Partial Withdrawal, Surrender, or Annuitization We will apply the Surrender Charge Percentage shown below to those Premium Payments received within five years of the Partial Withdrawal or Surrender or Annuitization Date. After the free amounts are determined, the calculation will be based on a first-in, first-out basis.

        Surrender Charges are assessed on Premium Payments made within five years of a surrender or partial withdrawal. To determine the Surrender Charge for a particular Premium Payment, the Surrender Charge percentage is multiplied by the Premium Payment less any withdrawals previously allocated to the Premium Payment. The total Surrender Charge is then determined by summing the previous result over all Premium Payments used in the calculation. The Surrender Charge will be based on the excess of the Surrender amount over the Free Withdrawal Amounts. This excess is distributed over the Premium Payments on a first-in, first-out basis until the excess is exhausted. Partial surrenders will be charged based on the above method. There are no Surrender Charges assessed on distributions made pursuant to the death of the Owner. The Surrender Charge percentages are as follows:

Years 1-3....................           8%
Year 4.......................           6%
Year 5.......................           4%
Year 6.......................           0%


                                            EXAMPLE:

                                    PREMIUM PAYMENTS:
                                    02/10/90           $4,000
                                    12/10/90           $1,000
                                    06/02/91           $1,500
                                    08/21/92           $3,000
                                    10/02/95           $2,000
                                    01/12/95           $1,000

WITHDRAWAL ONE - 05/12/92

Requested Withdrawal Amount (not including the                                   $3,000.00
Surrender Charge)
Policy Account Value (before withdrawal)                                          7,114.45
Policy Year Gain (free of charge)                                                   109.22
Gross Premium Payments                                                            6,500.00
10% Free Withdrawal Amount                             6,500 X 0.10 =               650.00
Total Free Amount                                      109.22 + 650 =               759.22
Non-Free Amount                                      3,000 - 759.22 =             2,240.78



                                                                SURRENDER         SURRENDER
PREMIUM PAYMENT                                                 CHARGE %           CHARGE
---------------                                                 --------           ------
 $4,000                                            x                 .08         =        320.
  1,000                                            x                 .08         =         80.
  1,500                                            x                 .08         =        120.

Total Surrender Charge                                                                    520.
Partial Surrender Charge                                 (2,240.78/.92) x .08  =          194.85
Total Withdrawal                                                                        3,194.85
Policy Account Value (after withdrawal)                                                 3,919.60

        Only those Premium Payments made before 5/12/92 will be used to determine the Surrender Charge. The $3,000 withdrawal is less than the first Premium Payment, therefore, we will use the Surrender Charge percentage on that Premium Payment. However, it seems that we are applying one surrender Charge percentage for all premiums. The reason is that the Surrender Charge for the first three years is 8%.

        Assume that your Policy Account Value is split among four Sub-accounts in the following proportions:

Sub-account 1                             $    784.02               .1102%
Sub-account 2                                3,111.15               .4373%
Sub-account 3                                1,730.23               .2432%
Sub-account 4                                1,489.05               .2093%
                                             --------               ------
                                           $ 7,114.45               1.000%


The process for allocating the Surrender Charge among the Sub-accounts is as follows:

          .1102  Sub-account 1         $     784.01    -  12.04 =      $   771.97
          .4373  Sub-account 2             3,111.15     - 47.76 =        3,063.39
          .2432  Sub-account 3             1,730.23     - 26.56 =        1,703.67
          .2093  Sub-account 4             1,489.05     - 22.86 =        1,466.19
          .1102  Sub-account 1               771,97    -  71.63 =          700.34
          .4373  Sub-account 2             3,063.39    - 284.25 =        2,779.14
          .2432  Sub-account 3             1,703,67    - 158.08 =        1,545.59
          .2093  Sub-account 4             1,466.19    - 136.04 =        1,330.15
          .1102  Sub-account 1               700.34  -   268.41 =          431.93
          .4373  Sub-account 2             2,779.14  - 1,065.10 =        1,714.04
          .2432  Sub-account 3             1,545.59  -   592.35 =          953.25
          .2093  Sub-account 4             1,330.15  -   509.78 =          820.38
                                                                           ------
                                                                       $ 3,919.60


                          PERFORMANCE DATA CALCULATIONS


        We may advertise the yield and effective yield of the Social Money Market Sub-account. In addition, we may advertise yield and the total returns for other Sub-accounts. All performance data calculations for Sub-accounts or the Variable Account will be in accordance with SEC regulations.


SOCIAL MONEY MARKET SUB-ACCOUNT'S YIELD CALCULATION


        In accordance with regulations adopted by the SEC, if we disclose the annualized yield of the Social Money Market Sub-account for a seven-day period, it is required to be in a manner which does not take into consideration any realized or unrealized gains or losses of the CS Money Market Portfolio or on its portfolio securities. The annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) in the value of a hypothetical account having a balance of one unit of the Social Money Market Sub-account at the beginning of the seven-day period, dividing the net change in Sub-account Value by the value of the account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in Sub-account Value reflects the deduction for the Mortality and Expense Risk Charge and the Administration Fee as well as reflecting income and expenses accrued during the period. Because of these deductions, the yield for the Social Money Market Sub-account will be lower than the yield for the CS Money Market Portfolio.



        The SEC also permits us to disclose the effective yield of the Social Money Market Sub-account for the same seven-day period, determined on a weekly-compounded basis. The effective yield is calculated by compounding the base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result according to the following formula:

                                                      365/7
        Effective Yield  =  [(Base period return + 1)       ] - 1


        The actual yield of the Social Money Market Sub-account is affected by:
(l) changes in interest rates on money market securities; (2) the average portfolio maturity of the CS Money Market Portfolio; (3) the types and quality of securities held by the CS Money Market Portfolio; and (4) its operating expenses. The yield on amounts held in the Social Money Market Sub-account normally will fluctuate on a daily basis. Therefore, the disclosed yields for any given past period is not an indication or representation of future yields or rates of return.



OTHER SUB-ACCOUNTS' YIELD CALCULATIONS


        We may from time to time advertise or disclose the annualized yield for each Sub-account other than the Social Money Market Sub-account for 30-day (or one-month) periods. Calculation of the yield of a Sub-account begins with the income generated by an investment in the Sub-account over a specific 30-day (or one-month) period. This income is then annualized. That is, the amount of income generated by the investment during that 30-day (or one-month) period is assumed to be generated during, and reinvested at the end of, each such period over a 360-day (or twelve-month) year. The 30-day (or one-month) yield is calculated according to the following formula:

                        6
Yield  =  2[(a-b/cd + 1)   - 1]

where

a = net investment income earned during the period by the Portfolio attributable to shares owned by the Sub-account;

b = expenses accrued for the period (net of reimbursements);

c = the average daily number of Accumulation Units outstanding during the period; and

d = the maximum offering price per Accumulation Unit (i.e., net asset value per Accumulation Unit) the last day in the period.


        Because of the charges and deductions imposed by the Variable Account, the yield for a Sub-account will be lower than the yield for its corresponding Portfolio. The yield calculations do not reflect the effect of any premium taxes or Surrender Charge that may be applicable to a particular Policy. Surrender Charges range from 8% to 0% of the Premium Payments included in the Withdrawal, depending on the number of years since each Premium Payment was received. The yield on amounts held in the Sub-accounts of the Variable Account normally will fluctuate over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. A Sub-account's actual yield is affected by the types and quality of the Portfolio's investments and the Portfolio's operating expenses.


AVERAGE ANNUAL TOTAL RETURN CALCULATIONS

        For each Sub-account other than the Money Market Sub-account, an average annual total return may be calculated for a given period. It is computed by finding the average annual compounded rate of return over one-, five-, and ten-year periods (or, where a Sub-account has been in existence for a period less than one, five, or ten years, for such lesser period) that would equate the initial amount invested to the ending redeemable value (i.e., Surrender Value), according to the following formula:

                       n
               P(1 + T)      =  ERV
where

P =        a hypothetical initial Premium Payment of $1,000;

T =        average annual total return;

n =        number of years in the period; and

ERV = ending redeemable value of a hypothetical $1,000 Premium Payment made at the beginning of the one-, five-, or ten-year periods (or fractional portion thereof) at the end of such period.

        All recurring fees that are charged to all Policy Owner accounts are recognized in the ending redeemable value. The average annual total return calculation will also reflect the effect of Surrender Charges that may be applicable due to surrender of the Policy at the end of a particular period.

        From time to time we may also disclose average annual total returns in a non-standard format in conjunction with the standard format described above. The only difference between the two methods is that the non-standard format assumes a Surrender Charge of 0%.


CUMULATIVE TOTAL RETURN CALCULATIONS

        We may from time to time also disclose cumulative total return for each Sub-account in conjunction with the standard format described above. The cumulative returns will be calculated using the following formula:

        CTR = (ERV / P) - 1

 where

CTR = the cumulative total return net of Sub-account recurring charges for the period;

ERV = ending redeemable value of a hypothetical $1,000 Premium Payment made at the beginning of the one-, five-, or ten-year period (or fractional portion thereof) at the end of such period; and

P =   a hypothetical initial Premium Payment of $1,000.


                               PERFORMANCE FIGURES

        The performance information provided below reflects only the performance of a Policy's allocation to the stated Sub-account during the time period on which the calculations are based. Performance information provided for any given past period is not an indication or representation of future yields or rates of return.


        The yield for the Social Money Market Sub-account for the seven-day period ending December 31, 1997, on an annualized basis, was 2.68%. The effective yield for the Social Money Market Sub-account for the seven-day period ending December 31, 1997, on an annualized basis, was 2.71%.



                               AVERAGE ANNUAL TOTAL RETURN - STANDARD FORMAT

----------------------------------------------------------------------------------------------------------------------
Portfolio Name                       From the      From the Date of     For the 1-year     For the 5-    For the 10-
                                     Date of       Inception of the     period ended       year period   year period
                                     Inception of  Portfolio*           12/31/97           ended         ended
                                     the Sub-                                              12/31/97*     12/31/97*
                                     account
----------------------------------------------------------------------------------------------------------------------
Alger American Growth                  12.21        18.08                17.12              17.86         N/A
----------------------------------------------------------------------------------------------------------------------
Alger American MidCap Growth           1.04         9.54                 6.38               N/A           N/A
----------------------------------------------------------------------------------------------------------------------
Alger American Small Cap Growth        -16.65       17.64                2.76               11.22         N/A
----------------------------------------------------------------------------------------------------------------------
Calvert Social Balanced                7.58         10.31                12.88              11.47         10.68
----------------------------------------------------------------------------------------------------------------------
Calvert Social Small Cap               -11.81       7.67                 -18.49             N/A           N/A
----------------------------------------------------------------------------------------------------------------------
Calvert Social International Equity    9.12         9.10                 4.60               11.75         N/A
----------------------------------------------------------------------------------------------------------------------
Calvert Social Mid Cap                 16.51        11.15                14.90              15.53         N/A
----------------------------------------------------------------------------------------------------------------------
Dreyfus Stock Index                    29.35        14.51                24.33              18.28         N/A
----------------------------------------------------------------------------------------------------------------------
Neuberger & Berman Ltd Mat Bond        -18.64       6.66                 -1.89              4.20          6.69
----------------------------------------------------------------------------------------------------------------------
Neuberger & Berman Growth Portfolio    16.12        13.30                20.38              12.05         12.91
----------------------------------------------------------------------------------------------------------------------
Oppenheimer Aggressive Growth Fund     14.03        13.72                3.04               14.49         14.58
----------------------------------------------------------------------------------------------------------------------
Oppenheimer Growth                     22.36        14.54                18.05              17.17         14.07
----------------------------------------------------------------------------------------------------------------------
Oppenheimer Growth and Income          16.33        27.29                23.85              N/A           N/A
----------------------------------------------------------------------------------------------------------------------
Oppenheimer Strategic Bond             2.02         5.00                 0.08               5.67          N/A
----------------------------------------------------------------------------------------------------------------------
Oppenheimer High Income                12.03        11.87                3.58               12.32         12.29
----------------------------------------------------------------------------------------------------------------------

Strong International Fund II           -26.50       -5.16                -15.13             N/A           N/A
----------------------------------------------------------------------------------------------------------------------
Strong Discovery Fund II               11.83        4.99                 29.03              N/A           N/A
----------------------------------------------------------------------------------------------------------------------
Van Eck Worldwide Hard Assets Fund     -16.93       5.52                 -10.30             8.51          N/A
----------------------------------------------------------------------------------------------------------------------



* The inception date of the Policies is September 10, 1996. Date of commencement of operations of the Alger American Growth Portfolio, the Alger American MidCap Growth Portfolio, the Alger American Small Capitalization Portfolio, the Calvert Social Money Market Portfolio, the Calvert Social Small Cap Growth Portfolio, the Calvert Social Balanced Portfolio, the Dreyfus Stock Index Fund, the Neuberger & Berman Advisers Management Trust Limited Maturity Bond Portfolio, the Neuberger & Berman Advisers Trust Growth Portfolio Management, the Strong International Stock Fund II, the Strong Discovery Fund II, and the Van Eck Worldwide Hard Assets Fund is 8/26/96. Date of commencement of operations of the Calvert Social Mid Cap Growth Portfolio, the Calvert Social International Equity Portfolio, the Oppenheimer Aggressive Growth Fund, the Oppenheimer Growth Fund, the Oppenheimer Growth & Income Fund, the Oppenheimer High Income Fund, and the Oppenheimer Strategic Bond Fund is 5/1/97. Performance data for earlier periods are hypothetical figures based on the performance of the Portfolio in which the Policy assets may be invested.



        The annual Policy charge is converted into a percentage of account value charge by assuming an average Policy Account Value of $50,000.



                AVERAGE ANNUAL TOTAL RETURN - NON STANDARD FORMAT


                     THIS FORMAT ASSUMES NO SURRENDER CHARGE


----------------------------------------------------------------------------------------------------------------------
Portfolio Name                       From the      From the Date of     For the 1-year     For the 5-     For the 10-
                                     Date of       Inception of the     period ended       year period    year period
                                     Inception of  Portfolio*           12/31/97           ended          ended
                                     the Sub-                                              12/31/97*      12/31/97*
                                     account
----------------------------------------------------------------------------------------------------------------------
Alger American Growth                 19.41         18.08                24.32              17.86          N/A
----------------------------------------------------------------------------------------------------------------------
Alger American MidCap Growth          8.24          16.74                13.58              N/A            N/A
----------------------------------------------------------------------------------------------------------------------
Alger American Small Cap Growth       -9.45         17.64                9.96               11.22          N/A
----------------------------------------------------------------------------------------------------------------------
Calvert Social Balanced               14.78         10.31                20.08              11.47          10.68
----------------------------------------------------------------------------------------------------------------------
Calvert Social Small Cap              -4.61         14.87                -11.29             N/A            N/A
----------------------------------------------------------------------------------------------------------------------
Calvert Social International Equity   16.32         9.10                 11.80              11.75          N/A
----------------------------------------------------------------------------------------------------------------------
Calvert Social Mid Cap                23.71         11.15                22.10              15.53          N/A
----------------------------------------------------------------------------------------------------------------------
Dreyfus Stock Index                   36.55         14.51                31.53              18.28          N/A
----------------------------------------------------------------------------------------------------------------------
Neuberger & Berman Ltd Mat Bond       -11.44        6.66                 5.31               4.20           6.69
----------------------------------------------------------------------------------------------------------------------
Neuberger & Berman Growth             23.32         13.30                27.58              12.05          12.91
Portfolio
----------------------------------------------------------------------------------------------------------------------
Oppenheimer Aggressive Growth         21.23         13.72                10.24              14.49          14.58
Fund
----------------------------------------------------------------------------------------------------------------------
Oppenheimer Growth                    29.56         14.54                25.25              17.17          14.07
----------------------------------------------------------------------------------------------------------------------
Oppenheimer Growth and Income         23.53         34.49                31.05              N/A            N/A
----------------------------------------------------------------------------------------------------------------------
Oppenheimer Strategic Bond            9.22          5.00                 7.28               5.67           N/A
----------------------------------------------------------------------------------------------------------------------
Oppenheimer High Income               19.23         11.87                10.78              12.32          12.29
----------------------------------------------------------------------------------------------------------------------
Strong International Fund II          -19.30        2.04                 -7.93              N/A            N/A
----------------------------------------------------------------------------------------------------------------------
Strong Discovery Fund II              19.03         12.19                36.23              N/A            N/A
----------------------------------------------------------------------------------------------------------------------
Van Eck Worldwide Hard Assets         -9.73         5.52                 -3.10              8.51           N/A
Fund
----------------------------------------------------------------------------------------------------------------------



* The inception date of the Policies is September 10, 1996. Date of commencement of operations of the Alger American Growth Portfolio, the Alger American MidCap Growth Portfolio, the Alger American Small Capitalization Portfolio, the Calvert Social Money Market Portfolio, the Calvert Social Small Cap Growth Portfolio, the Calvert Social Balanced Portfolio, the Dreyfus Stock Index Fund, the Neuberger & Berman Advisers Management Trust Limited Maturity Bond Portfolio, the Neuberger & Berman Advisers Trust Growth

Portfolio Management, the Strong International Stock Fund II, the Strong Discovery Fund II, and the Van Eck Worldwide Hard Assets Fund is 8/26/96. Date of commencement of operations of the Calvert Social Mid Cap Growth Portfolio, the Calvert Social International Equity Portfolio, the Oppenheimer Aggressive Growth Fund, the Oppenheimer Growth Fund, the Oppenheimer Growth & Income Fund, the Oppenheimer High Income Fund, and the Oppenheimer Strategic Bond Fund is 5/1/97. Performance data for earlier periods are hypothetical figures based on the performance of the Portfolio in which the Policy assets may be invested.



        The annual Policy charge is converted into a percentage of account value charge by assuming an average Policy Account Value of $50,000.



                               FEDERAL TAX MATTERS

TAXATION OF ANLIC

        ANLIC is taxed as a life insurance company under Part 1 of Subchapter L of the Internal Revenue Code of 1986 (the "Code"). Since the Variable Account is not an entity separate from ANLIC and its operations form a part of ANLIC, it will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. Investment income and realized net capital gains on the assets of the Variable Account are reinvested and taken into account in determining the Policy Account Value. As a result, such investment income and realized net capital gains are automatically retained as part of the reserves under the Policy. Under existing federal income tax law, we believe that Variable Account investment income and realized net capital gains should not be taxed to the extent that such income and gains are retained as part of the reserves under the Policy.


TAX STATUS OF THE POLICIES

        Section 817(h) of the Code provides that the investments of the Variable Account must be "adequately diversified" in accordance with Treasury regulations in order for the Policies to qualify as annuity contracts under Section 72 of the Code. The Variable Account, through each Portfolio of the Funds, intends to comply with the diversification requirements prescribed by the Treasury in Treas. Reg. Section 1.817-5, which affect how the Portfolios' assets may be invested. We do not control any of the Funds or their Portfolios' investments. However, we have entered into an agreement regarding participation in each Fund, which requires each participating Portfolio of the Funds to be operated in compliance with the diversification requirements prescribed by the Treasury.

        In certain circumstances, owners of variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includible in the variable contract owner's gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the policyholder), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets."

        The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policy owners were not owners of separate account assets. For example, the Owner has additional flexibility in allocating premium payments and Policy Account Values. These differences could result in an Owner being treated as the owner of a pro rata portion of the assets of the Variable Account. In addition, we do not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. We therefore reserve the right to modify the Policy as necessary to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Variable Account.

WITHHOLDING

        Pension and annuity distributions generally are subject to withholding for the recipient's federal income tax liability at rates that vary according to the type of distribution and the recipient's tax status. Generally, the recipient is given the opportunity to elect not to have tax withheld from distributions. However, certain distributions from Section 401(a) and 403(b) plans are subject to mandatory withholding.

                ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS


        We cannot guarantee that shares of the Portfolios currently being offered will be available in the future for investment of Premium Payments or for transfers. We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for, the shares of the Funds that are held by the Variable Account (or any Sub-account) or that the Variable Account (or any Sub-account) may purchase. We reserves the right to eliminate the shares of any of the Portfolios of the Funds and to substitute shares of another Portfolio of the Funds or any other investment vehicle or of another open-end, registered investment company if laws or regulations are changed, if the shares of any of the Funds or a Portfolio are no longer available for investment, or if in our judgment further investment in any Portfolio should become inappropriate in view of the purposes of the Sub-account. We will not substitute any shares attributable to an Owner's interest in a Sub-account without notice and prior approval of the SEC and the insurance regulator of the state where the Policy was delivered, where required. Nothing contained herein shall prevent the Variable Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by Owners.


        We also reserve the right to establish additional Sub-accounts of the Variable Account, each of which would invest in a new Portfolio of one of the Funds, or in shares of another investment company or suitable investment, with a specified investment objective. New Sub-accounts may be established when, in our sole discretion, marketing needs or investment conditions warrant, and any new Sub-accounts will be made available to existing Owners on a basis to be determined by us. We may also eliminate one or more Sub-accounts if, in its sole discretion, marketing, tax, or investment conditions warrant.


        In the event of any such substitution or change, we may, by appropriate endorsement, make such changes in the Policies as may be necessary or appropriate to reflect such substitution or change. If deemed by us to be in the best interests of persons having voting rights under the Policies, the Variable Account may be operated as a management company under the 1940 Act, it may be deregistered under that Act in the event such registration is no longer required, or it may be combined with other ANLIC separate accounts.



                          DISTRIBUTION OF THE POLICIES


        Applications for the Policies are solicited by agents who are licensed by state insurance authorities to sell our variable annuity insurance policies, and who are also registered representatives of The Advisors Group, Inc. ("TAG") or registered representatives of broker/dealers who have Selling Agreements with TAG or registered representatives of broker/dealers who have Selling Agreements with such broker/dealers. TAG, whose address is 7315 Wisconsin Avenue, Bethesda, Maryland 20814, is a registered broker/dealer under the Securities Exchange Act of 1934 ("1934 Act") and a member of the National Association of Securities Dealers, Inc. ("NASD"). TAG is a second tier wholly-owned subsidiary of Acacia Life Insurance Company of Washington, D.C. TAG acts as the principal underwriter, as defined in the 1940 Act, of the Policies (as well as other variable life policies) pursuant to an Underwriting Agreement with ANLIC. The Policies are offered and sold only in those states where their sale is lawful.


        We will refund any Premium Payments paid if a Policy ultimately is not issued or will refund the applicable amount if the Policy is canceled during the Free Look Period.

        Agents are compensated for sales of the Policies on a commission and service fee basis and with other forms of compensation. Agent commissions will vary, but in any event will not exceed 5% of Premium Payments made:


                                STATE REGULATION

        We are subject to the insurance laws and regulations of states within which we are licensed or may become licensed to operate. Generally, the insurance department of a state applies the laws of the state of the insurance company's domicile in determining permissible investments by that insurance company. A Policy is governed by the law of the state in which it is delivered. The values and benefits of each Policy are at least equal to those required by the state in which it is delivered.


                               RECORDS AND REPORTS


        All records and accounts relating to the Variable Account will be maintained by ANLIC. As presently required by the 1940 Act and regulations promulgated thereunder, reports containing such information as may be required under that Act or by any other applicable law or regulation will be sent to Owners at their last known address of record.

                                  LEGAL MATTERS

        Legal advice regarding certain matters relating to federal securities laws applicable to the issuance of the Policy described in the Prospectus have been provided by Jorden Burt Boros Cicchetti Berenson & Johnson LLP of Washington, D.C.


                                     EXPERTS


        The statements of financial condition - statutory basis of ANLIC as of December 31, 1996 and 1997 and the related statutory basis statements of operations and changes in capital and surplus and cash flows for the years then ended and the financial statements of Variable Account as of December 31, 1997 and for each of the periods indicated therein have been included herein in reliance upon the report of Coopers & Lybrand L.L.P., independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.



                                OTHER INFORMATION


        A Registration Statement has been filed with the SEC under the 1933 Act, as amended, with respect to the Policies discussed in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC.



                              FINANCIAL STATEMENTS


        The financial statements of ANLIC, which are included in this Statement of Additional Information, should be considered only as bearing on ANLIC's ability to meet ANLIC's obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

                              FINANCIAL STATEMENTS

AUDITED FINANCIAL STATEMENTS


ACACIA NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT II


DECEMBER 31, 1997 AND 1996






Report of Independent Accountants .........................1
Statement of Assets and Liabilities .......................2
Statements of Operations and Changes in Net Assets ......3-4
Notes to the Financial Statements .......................5-8

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of Acacia National Life
Insurance Company and Contract Owners of Acacia
National Variable Life Insurance Separate Account I

We have audited the accompanying statement of assets and liabilities for each of the following sub-accounts comprising the Acacia National Variable Life Insurance Separate Account I (the Account): the Social Money Market; Social Balanced; Social Strategic Growth; Large Cap Growth; Mid Cap Growth; Small Cap Growth; S&P 500 Index; Income; Growth; International Growth; Aggressive Growth; and Hard Assets/Metals sub-accounts as of December 31, 1997, and the related statements of operations and changes in the net assets for the years ended December 31,1997 and 1996; the statement of assets and liabilities for the Social Managed Growth; Social Global; High Income; Aggressive Growth; Large Cap Growth; Balanced; and Managed Income sub-accounts as of December 31,1997 and the related statements of operations and changes in the net assets for the period May 1, 1997 (date of inception) to December 31, 1997; and the statements of operations and changes in net assets of the Income; and Balance sub-accounts for the period January 1,1997 to November 6, 1997 (date of closure) and for the period September 9, 1996 (date of inception) to December 31, 1996. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the registered investment companies. An audit also includes assessing the accounting principles used and significant estimates made by management, as well evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all respect, the financial position of each of the respective sub-accounts comprising the Acacia National Variable Life Insurance Separate Account I as of December 31, 1997 and the results of their operations and changes in net assets for the respective periods indicated herein, in conformity with generally accepted accounting principles.


Washington, D.C.
April 22, 1998

              ACACIA NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT II

                       STATEMENT OF ASSETS AND LIABILITIES

                                DECEMBER 31, 1997





                                                    CALVERT                                            ALGER
                          ------------------------------------------------------------ --------------------------------------
                             SOCIAL                   SOCIAL      SOCIAL
                             MONEY        SOCIAL    STRATEGIC    MANAGED     SOCIAL     LARGE CAP    MID CAP     SMALL CAP
                             MARKET      BALANCED     GROWTH      GROWTH     GLOBAL      GROWTH       GROWTH       GROWTH
                          ------------- ----------- ----------- ----------- ---------- ------------ ----------- -------------
ASSETS
  Investments,
  identified costs          $1,219,988    $533,832    $314,512    $101,334    $92,759   $1,645,300    $720,612    $1,393,909
                          ============= =========== =========== =========== ========== ============ =========== =============
  Investments, at market    $1,219,988    $518,034    $303,034     $90,848    $84,509   $1,813,578    $803,834    $1,521,686
                          ============= =========== =========== =========== ========== ============ =========== =============
    Number of shares         1,219,988     261,633      25,232       3,409      4,441       42,413      33,244        34,781
                          ============= =========== =========== =========== ========== ============ =========== =============
  Net Assets                $1,219,988    $518,034    $303,034     $90,848    $84,509   $1,813,578    $803,834    $1,521,686
                          ============= =========== =========== =========== ========== ============ =========== =============


ACCUMULATION UNITS
  NUMBER OF UNITS            1,140,175      39,756      31,049       7,302      7,669      132,282      64,878       132,551
                          ============= =========== =========== =========== ========== ============ =========== =============


NET ASSET VALUE PER
  ACCUMULATION UNIT
    DECEMBER 31, 1997            $1.07      $13.03       $9.76      $12.44     $11.02       $13.71      $12.39        $11.48
                          ============= =========== =========== =========== ========== ============ =========== =============
    DECEMBER 31, 1996            $1.02      $10.85      $10.84         ---        ---       $10.91      $10.77        $10.30
                          ============= =========== =========== =========== ========== ============ =========== =============


                              DREYFUS
                           -------------    NEUBERGER & BERMAN
                              S & P      ---------------------
                               500
                              INDEX         INCOME
                           ------------- -------------
ASSETS
  Investments,
  identified costs           $4,840,150    $2,595,021
                           ============= =============
  Investments, at market     $5,462,674    $2,649,323
                           ============= =============
    Number of shares            212,143       187,629
                           ============= =============
  Net Assets                 $5,462,674    $2,649,323
                           ============= =============


ACCUMULATION UNITS
  NUMBER OF UNITS               366,377       240,629
                           ============= =============


NET ASSET VALUE PER
  ACCUMULATION UNIT
    DECEMBER 31, 1997            $14.91        $11.01
                           ============= =============
    DECEMBER 31, 1996            $11.22        $10.32
                           ============= =============


SEE NOTES TO FINANCIAL STATEMENTS.

       BERMAN                STRONG          VAN ECK                                    OPPENHEIMER
     ----------   ------------------------- ---------- -------------------------------------------------------------------
                                              HARD
                  INTERNATIONAL AGGRESSIVE   ASSETS/      HIGH      AGGRESSIVE   LARGE CAP                     MANAGED
       GROWTH         GROWTH      GROWTH      METALS      INCOME       GROWTH       GROWTH        BALANCED       INCOME
     ----------   ------------- ----------- ---------- ------------ ----------- -------------  ------------- -------------

     $1,259,288     $2,908,933    $113,588   $571,653     $515,157    $765,379    $1,444,800       $475,478       $71,746
     ==========   ============= =========== ========== ============ =========== =============  ============= =============
     $1,413,815     $2,451,925    $128,147   $552,416     $516,541    $756,016    $1,457,619       $492,500       $71,526
     ==========   ============= =========== ========== ============ =========== =============  ============= =============
         46,294        263,082      10,652     35,141       44,839      18,457        44,933         23,931        13,970
     ==========   ============= =========== ========== ============ =========== =============  ============= =============
     $1,413,815     $2,451,925    $128,147   $552,416     $516,541    $756,016    $1,457,619       $492,500       $71,526
     ==========   ============= =========== ========== ============ =========== =============  ============= =============



        100,057        284,776      10,687     53,425       46,452      60,337       120,465         38,357         6,641
     ==========   ============= =========== ========== ============ =========== =============  ============= =============




         $14.13          $8.61      $11.99     $10.34       $11.12      $12.53        $12.10         $12.84        $10.77
     ==========   ============= =========== ========== ============ =========== =============  ============= =============
         $10.96         $10.28      $10.63     $10.52          ---         ---           ---            ---           ---
     ==========   ============= =========== ========== ============ =========== =============  ============= =============

              ACACIA NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT II

                STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 1997



                                                                             CALVERT                                    ALGER
                                               --------------------------------------------------------------------- -----------
                                                 SOCIAL                           SOCIAL      SOCIAL
                                                 MONEY           SOCIAL         STRATEGIC    MANAGED       SOCIAL    LARGE CAP
                                                 MARKET         BALANCED          GROWTH     GROWTH *     GLOBAL *     GROWTH
                                               -----------     -----------      ----------  -----------  ----------- -----------
OPERATIONS:
Investment Income
    Dividends                                     $64,961         $36,031         $27,229       $9,408       $8,438     $10,030
    Mortality and expense charge                  (19,061)         (2,310)         (2,999)        (344)        (625)    (14,930)
                                               -----------     -----------      ----------  -----------  ----------- -----------
          NET INVESTMENT INCOME (LOSS)             45,900          33,721           24,230       9,064        7,813     (4,900)

    Realized and Unrealized Gains (Losses) on
    Investments:
     Realized gains (losses) from redemption
          of fund shares                              ---             737          (9,679)          44          508      38,682
     Unrealized appreciation (depreciation)
          of investments                              ---         (15,137)        (12,986)     (10,486)      (8,251)    171,097
                                               -----------     -----------      ----------  -----------  ----------- -----------
          NET GAIN(LOSS) ON INVESTMENTS               ---        (14,400)         (22,665)    (10,442)      (7,743)     209,779

          NET INCREASE (DECREASE) IN
          NET ASSETS RESULTING FROM
          OPERATIONS                               45,900          19,321           1,565       (1,378)          70     204,879

CAPITAL TRANSACTIONS:
    Transfer of premium                         2,998,427         182,688          241,253      70,218       45,127   1,297,026
    Contract terminations                          (2,529)            ---             (35)         ---          ---      (5,902)
    Policy account value charges                      (38)            (26)           (111)         ---          ---        (154)
    Sub-account transfers                      (1,961,363)        309,038           4,470       22,008       39,312      24,017
                                               -----------     -----------      ----------  -----------  ----------- -----------

          NET INCREASE IN NET
          ASSETS RESULTING FROM
          CAPITAL TRANSACTIONS                  1,034,497         491,700         245,577       92,226       84,439   1,314,987
                                               -----------     -----------      ----------  -----------  ----------- -----------
          TOTAL INCREASE  IN NET ASSETS         1,080,397         511,021         247,142       90,848       84,509   1,519,866

          NET ASSETS, AT THE BEGINNING OF THE
          YEAR                                    139,591           7,013          55,892          ---          ---     293,712
                                               -----------     -----------      ----------  -----------  ----------- -----------
          NET ASSETS, AT END OF THE YEAR       $1,219,988        $518,034        $303,034      $90,848      $84,509  $1,813,578
                                               ===========     ===========      ==========  ===========  =========== ===========

UNITS ISSUED AND REDEEMED
    Beginning balance                             137,527             646           5,157          ---          ---      26,933
    Units issued                                4,128,605          40,008          39,680        7,302        8,607     139,737
    Units redeemed                              3,125,957             898          13,788          ---          938      34,388
                                               -----------     -----------      ----------- -----------  ----------- -----------
    ENDING BALANCE                              1,140,175          39,756          31,049        7,302        7,669     132,282
                                               ===========     ===========      =========== ===========  =========== ===========

                                                       ALGER              DREYFUS
                                               ------------------------ -----------
                                                                          S & P
                                                 MID CAP    SMALL CAP      500
                                                  GROWTH      GROWTH      INDEX
                                                ----------- ----------- -----------
OPERATIONS:
Investment Income
    Dividends                                       $9,045     $41,086    $120,071
    Mortality and expense charge                    (8,022)    (13,620)    (46,643)
                                                ----------- ----------- -----------
          NET INVESTMENT INCOME (LOSS)               1,023      27,466      73,428

    Realized and Unrealized Gains (Losses) on
    Investments:
     Realized gains (losses) from redemption
          of fund shares                             5,524       7,228      52,894
     Unrealized appreciation (depreciation)
          of investments                            84,526     127,659     652,827
                                                ----------- ----------- -----------
          NET GAIN(LOSS) ON INVESTMENTS             90,050     134,887     705,721

          NET INCREASE (DECREASE) IN
          NET ASSETS RESULTING FROM
          OPERATIONS                                91,073     162,353     779,149

CAPITAL TRANSACTIONS:
    Transfer of premium                            455,018   1,178,023   2,964,441
    Contract terminations                             (524)     (1,596)    (33,324)
    Policy account value charges                      (142)       (134)       (317)
    Sub-account transfers                          118,923     (95,479)    230,856
                                                ----------- ----------- -----------

          NET INCREASE IN NET
          ASSETS RESULTING FROM
          CAPITAL TRANSACTIONS                     573,275   1,080,814   3,161,656
                                                ----------- ----------- -----------
          TOTAL INCREASE  IN NET ASSETS            664,348   1,243,167   3,940,805

          NET ASSETS, AT THE BEGINNING OF THE
          YEAR                                     139,486     278,519   1,521,869
                                                ----------- ----------- -----------
          NET ASSETS, AT END OF THE YEAR          $803,834  $1,521,686  $5,462,674
                                                =========== =========== ===========

UNITS ISSUED AND REDEEMED
    Beginning balance                               12,949      27,028     135,684
    Units issued                                    68,691     151,147     280,880
    Units redeemed                                  16,762      45,624      50,187
                                                ----------- ----------- -----------
    ENDING BALANCE                                  64,878     132,551     366,377
                                                =========== =========== ===========



     *  From Sub-account inception, May, 1997.

     ** Sub-account closed November, 1997.






SEE NOTES TO FINANCIAL STATEMENTS.

   NEUBERGER & BERMAN                       STRONG                         VAN ECK
 ----------------------- ----------------------------------------------- -----------
                                                                             HARD
                                               INTERNATIONAL  AGGRESSIVE   ASSETS /
   INCOME      GROWTH    INCOME **   BALANCE **    GROWTH      GROWTH       METALS
 ----------- ----------- ----------- ----------- ----------- ----------- -----------


    $56,915     $33,636          $0     $7,583     $16,762           $0      $5,569
    (19,186)    (12,001)       (259)    (3,182)    (23,821)      (1,174)     (4,487)
 ----------  ----------  ----------  ---------  ----------    ---------    --------
     37,729      21,635        (259)     4,401     (7,059)       (1,174)      1,082




    (27,270)     25,296        (173)    41,997      (6,729)       1,415         823

     53,453     151,202          93      4,747    (458,423)      14,637     (21,641)
 ----------  ----------  ----------  ---------  ----------    ---------    --------
     26,183     176,498         (80)    46,744    (465,152)      16,052     (20,818)



     63,912     198,133        (339)    51,145    (472,211)      14,878     (19,736)


  2,210,048     905,220      18,515    173,019   1,905,310       31,900     401,897
    (10,806)     (4,586)         ---      (309)     (7,409)         ---      (1,833)
       (193)       (112)        (19)       (23)       (261)         ---         (51)
     39,484      46,272     (31,381)  (305,537)    505,179       72,911      59,159
 ----------  ----------  ----------  ---------  ----------    ---------    --------



  2,238,533     946,794     (12,885)  (132,850)  2,402,819      104,811     459,172
 ----------  ----------  ----------  ---------  ----------    ---------    --------
  2,302,445   1,144,927     (13,224)   (81,705)  1,930,608      119,689     439,436


    346,878     268,888      13,224     81,705     521,317        8,458     112,980
 ----------  ----------  ----------  ---------  ----------    ---------    --------
 $2,649,323  $1,413,815          $0         $0  $2,451,925     $128,147    $552,416
 ==========  ==========  ==========  =========  ==========    =========    ========




     33,612      24,534       1,320      7,530      50,712          796      10,740
    316,194      97,573       1,849     37,662     283,605       12,531      47,780
    109,177      22,050       3,169     45,192      49,541        2,640       5,095
 ----------- ----------- ----------- ----------- ----------- ----------- -----------
    240,629     100,057           0          0     284,776       10,687      53,425
 =========== =========== =========== =========== =========== =========== ===========

                            OPPENHEIMER
----------------------------------------------------------------
    HIGH      AGGRESSIVE    LARGE CAP                  MANAGED
 INCOME *     GROWTH *      GROWTH *    BALANCED *   INCOME *
-----------  ------------  -----------  ----------  ------------


   $13,028           $0           $0      $1,487        $3,556
    (2,086)      (3,007)      (6,077)     (1,927)         (420)
----------   ----------   ----------    --------    ----------
    10,942       (3,007)      (6,077)       (440)        3,136





       128        5,186        6,345       4,296           (15)

     1,385       (9,363)      12,820      17,322          (220)
----------   ----------   ----------    --------    ----------
     1,513       (4,177)      19,165      21,618          (235)




    12,455       (7,184)      13,088      21,178         2,901


   341,056      524,024      964,009     403,720        55,814
    (1,492)      (1,585)      (3,132)        ---           ---
       (11)         (47)         (87)        ---           ---
   164,533      240,808      483,741      67,602        12,811
----------   ----------   ----------    --------    ----------



   504,086      763,200    1,444,531     471,322        68,625
----------   ----------   ----------    --------    ----------
   516,541      756,016    1,457,619     492,500        71,526


       ---          ---          ---         ---           ---
----------   ----------   ----------    --------    ----------
  $516,541     $756,016   $1,457,619    $492,500       $71,526
==========   ==========   ==========    ========    ==========





       ---          ---          ---         ---           ---
    51,260       67,873      128,512      43,527         9,415
     4,808        7,536        8,047       5,170         2,774
----------   ----------   ----------    --------    ----------
    46,452       60,337      120,465      38,357         6,641
==========   ==========   ==========    ========    ==========

              ACACIA NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT II

                STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS

        FOR THE PERIOD SEPTEMBER 9, 1996 (INCEPTION) TO DECEMBER 31, 1996



                                                                    CALVERT                                            ALGER
                                                 ----------------------------------------------     ------------------------------
                                                    SOCIAL                           SOCIAL
                                                    MONEY            SOCIAL         STRATEGIC        LARGE CAP         MID CAP
                                                    MARKET          BALANCED         GROWTH           GROWTH            GROWTH
                                                 -------------     -----------     ------------     ------------      -----------
OPERATIONS:
Investment Income
    Dividends                                          $1,813            $526             $176              ---              ---
    Mortality and expense charge                         (599)            (13)            (132)            (750)            (340)
                                                 -------------     -----------     ------------     ------------      -----------
          NET INVESTMENT INCOME (LOSS)                  1,214             513               44             (750)            (340)


    Realized and Unrealized Gains (Losses) on
    Investments:
     Realized gains (losses) from redemption of
          fund shares                                     ---             155             (734)           3,994            1,789
     Unrealized appreciation (depreciation)
          of investments                                  ---            (661)           1,508           (2,818)          (1,305)
                                                 -------------     -----------     ------------     ------------      -----------
          NET GAIN(LOSS) ON INVESTMENTS                   ---            (506)             774            1,176              484


          NET INCREASE (DECREASE) IN
          NET ASSETS RESULTING FROM
          OPERATIONS                                    1,214               7              818              426              144

CAPITAL TRANSACTIONS:
    Transfer of premium                               196,883           5,427           55,074          285,998          137,081
    Contract terminations                                 ---             ---              ---              ---              ---
    Policy account value charges                          ---             ---              ---              ---              ---
    Sub-account transfers                             (58,506)          1,579              ---            7,288            2,261
                                                 -------------     -----------     ------------     ------------      -----------

          NET INCREASE IN NET
          ASSETS RESULTING FROM
          CAPITAL TRANSACTIONS                        138,377           7,006           55,074          293,286          139,342
                                                 -------------     -----------     ------------     ------------      -----------
          TOTAL INCREASE  IN NET ASSETS               139,591           7,013           55,892          293,712          139,486

          NET ASSETS, AT INCEPTION                        ---             ---              ---              ---              ---
                                                 -------------     -----------     ------------     ------------      -----------
          NET ASSETS, AT END OF THE YEAR             $139,591          $7,013          $55,892         $293,712         $139,486
                                                 =============     ===========     ============     ============      ===========




UNITS ISSUED AND REDEEMED
    Beginning balance                                     ---             ---              ---              ---              ---
    Units issued                                      317,908           2,096            7,446           33,793           17,969
    Units redeemed                                    180,381           1,450            2,289            6,860            5,020
                                                 -------------     -----------     ------------     ------------      -----------
    ENDING BALANCE                                    137,527             646            5,157           26,933           12,949
                                                 =============     ===========     ============     ============      ===========

                                                     ALGER       DREYFUS
                                                 ------------ ------------- NEUBERGER & BERMAN
                                                                 S & P      ------------------
                                                  SMALL CAP       500
                                                    GROWTH       INDEX         INCOME
                                                 ------------ ------------- -------------
OPERATIONS:
Investment Income
    Dividends                                            ---       $20,596           ---
    Mortality and expense charge                        (660)       (3,491)         (779)
                                                  ----------- ------------- -------------
          NET INVESTMENT INCOME (LOSS)                  (660)       17,105          (779)

    Realized and Unrealized Gains (Losses) on
    Investments:
     Realized gains (losses) from redemption of
          fund shares                                 (2,904)       13,609         1,963
     Unrealized appreciation (depreciation)
          of investments                                 119       (30,303)          851
                                                  ----------- ------------- -------------
          NET GAIN(LOSS) ON INVESTMENTS               (2,785)      (16,694)        2,814


          NET INCREASE (DECREASE) IN
          NET ASSETS RESULTING FROM
          OPERATIONS                                  (3,445)          411         2,035

CAPITAL TRANSACTIONS:
    Transfer of premium                              275,740     1,495,454       343,641
    Contract terminations                                ---           ---           ---
    Policy account value charges                         ---           ---           ---
    Sub-account transfers                              6,224        26,004         1,202
                                                  ----------- ------------- -------------

          NET INCREASE IN NET
          ASSETS RESULTING FROM
          CAPITAL TRANSACTIONS                       281,964     1,521,458       344,843
                                                  ----------- ------------- -------------
          TOTAL INCREASE  IN NET ASSETS              278,519     1,521,869       346,878

          NET ASSETS, AT INCEPTION                       ---           ---           ---
                                                  ----------- ------------- -------------
          NET ASSETS, AT END OF THE YEAR            $278,519    $1,521,869      $346,878
                                                  =========== ============= =============




UNITS ISSUED AND REDEEMED
    Beginning balance                                    ---           ---           ---
    Units issued                                      35,703       151,870        44,214
    Units redeemed                                     8,675        16,186        10,602
                                                  ----------- ------------- -------------
    ENDING BALANCE                                    27,028       135,684        33,612
                                                  =========== ============= =============


SEE NOTES TO FINANCIAL STATEMENTS.

   BERMAN                            STRONG                            VAN ECK
------------- ----------------------------------------------------  -------------
                                        INTERNATIONAL   AGGRESSIVE      HARD
   GROWTH        INCOME       BALANCE      GROWTH         GROWTH       ASSETS /
                                                                       METALS
 ------------ ------------- ------------  ----------    ----------  -------------


         ---           $99       $4,927         $91           ---            ---
       ($646)          (34)        (187)     (1,292)         ($15)         ($278)
 ------------ ------------- ------------  ----------    ----------  -------------
        (646)           65        4,740      (1,201)          (15)          (278)





       3,359             6        1,027       3,174            80          1,068

       3,325           (58)      (4,604)      1,415           (78)         2,405
 ------------ ------------- ------------  ----------    ----------  -------------
       6,684           (52)      (3,577)      4,589             2          3,473




       6,038            13        1,163       3,388           (13)         3,195


     257,825        13,211       80,542     515,225         2,236        109,785
         ---           ---          ---         ---           ---            ---
         ---           ---          ---         ---           ---            ---
       5,025           ---          ---       2,704         6,235            ---
 ------------ ------------- ------------  ----------    ----------  -------------



     262,850        13,211       80,542     517,929         8,471        109,785
 ------------ ------------- ------------  ----------    ----------  -------------
     268,888        13,224       81,705     521,317         8,458        112,980

         ---           ---          ---         ---           ---            ---
 ------------ ------------- ------------  ----------    ----------  -------------
    $268,888       $13,224      $81,705    $521,317        $8,458       $112,980
 ============ ============= ============  ==========    ==========  =============





         ---           ---          ---         ---           ---            ---
      31,468         2,137       11,847      65,607         1,379         12,631
       6,934           817        4,317      14,895           583          1,891
 ------------ ------------- ------------  ----------    ----------  -------------
      24,534         1,320        7,530      50,712           796         10,740
 ============ ============= ============  ==========    ==========  =============

ACACIA NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS


DECEMBER 31, 1997 AND 1996

NOTE 1 - ORGANIZATION AND DESCRIPTION OF OPERATIONS

The Acacia National Variable Annuity Separate Account II (the Account) began operations on September 9, 1996 as a separate investment account within Acacia National Life Insurance Company (the Company) to receive and invest net premiums paid under a flexible premium deferred variable annuity policy (the Policy). The purpose of the Policy is to provide long-term financial planning and to provide for the accumulation of capital on a tax-deferred basis for retirement or other long-term purposes. The Policy may be purchased with a minimum premium payment of $300 the first year and a minimum of $30 for premium payments thereafter. The Policy may be purchased on a non-qualified tax basis or used in connection with plans qualifying for favorable Federal income tax treatment.

The Company is a member of the Acacia Group which includes Acacia Life Insurance Company (known prior to June 30, 1997 as Acacia Mutual Life Insurance Company) and its other wholly-owned subsidiaries: Acacia Financial Corporation (AFCO) and its subsidiaries: Acacia Federal Savings Bank F.S.B., Calvert Group, Ltd. and The Advisors Group, Inc.

Assets of the Account are the property of the Company. However, those assets attributable to the policies are not chargeable with liabilities arising out of any other business which the Company may conduct. The Account operates and is registered as a unit investment trust under the Investment Company Act of 1940. The net assets maintained in the Account attributable to the policies provide the base for the periodic determination of the increased or decreased benefits under the policies.

NOTE 2 - SEPARATE ACCOUNT ASSETS

As of December 31, 1997, the Account has nineteen separate sub-accounts which are invested as directed by the contract owner. The Account purchases shares of each of the sub-accounts subject to the terms of the Participation Agreements between the Company and the sub-accounts. Shares of each sub-account are offered at a price equal to their respective net asset values per share, without sales charge, which represents their fair value. Calvert Asset Management Company, Inc., an indirectly wholly-owned subsidiary of AFCO, serves as an investment advisor to the Calvert Variable Series Inc. Calvert Social Money Market, Calvert Social Small Cap, Calvert Social Mid Cap and Calvert Social International Equity Portfolios. The Advisors Group, Inc. acts as a principal underwriter of the policies pursuant to an underwriting agreement with the Company.

In addition to the nineteen separate sub-accounts, a contract owner may also allocate net premiums to the General Account, which is part of the Company. Because of exclusionary provisions, interests in the General Account have not been registered as securities under the Securities Act of 1933 and the General Account has not been registered as an investment company under the Investment Company Act of 1940.

ACACIA NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS

The sub-accounts and the respective portfolios in effect during 1997 were as follows:

     Sub-Account                           Portfolio Invested
     -----------                           ------------------
                                      Calvert Variable Series, Inc.:
Social Money Market                      - Calvert Social Money Market
Social Balanced                          - Calvert Social Balanced
Social Strategic Growth                  - Calvert Small Cap Growth
Social Managed Growth                    - Calvert Mid Cap Growth
Social Global                            - Calvert Social International Equity

                                      Alger American:
Large Cap Growth                         - Growth
Mid Cap Growth                           - Mid Cap Growth
Small Cap Growth                         - Small Capitalization

S & P 500 Index                       Dreyfus Stock Index

                                      The Neuberger & Berman Advisors
                                        Management Trust:
Income                                   - Limited Maturity Bond
Growth                                   - Growth

                                      Strong:
Income (closed November, 1997)           - Advantage Fund II
Balance (closed November 1997)           - Asset Allocation Fund II
International Growth                     - International Stock Fund II
Aggressive Growth                        - Discovery Fund II

Hard Assets / Metals                  Van Eck Worldwide Hard Assets Fund

                                      Oppenheimer Variable Account Funds:
High Income                              - High Income Fund
Aggressive Growth                        - Aggressive Growth Fund
Large Cap Growth                         - Growth Fund
Balanced                                 - Growth & Income Fund
Managed Income                           - Strategic Bond Fund

NOTE 3 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Account in the preparation of the financial statements in conformity with generally accepted accounting principles.

USE OF ESTIMATES

The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and

ACACIA NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS

liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENTS VALUATION

Investments are stated at market value based on the net asset value of the underlying investment in each of the respective funds. Net asset values are based upon market quotations of the securities held in each of the corresponding portfolios of the sub-accounts.

ACCOUNTING FOR INVESTMENTS

Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Identified cost is the basis followed in determining the cost of investments sold for financial statement purposes.

FEDERAL INCOME TAXES

The operations of the Account are taxed as part of the total operations of the Company. The Company is taxed as a life insurance company under the Internal Revenue Code. Under existing law, no taxes are payable on investment income or realized capital gains of the Account.

NOTE 4 - RELATED PARTY TRANSACTIONS

The following charges are deducted by the Company from the Account's net assets attributed to each policy:

            Annual Policy Fee: An annual charge of $42 will be made on each policy anniversay to compensate the Company for the cost of administering the Policy for all policies with an account value less than $50,000.

            Administrative Expense Charge: A monthly charge at an effective annual rate of 0.10% of the average daily net asset value of the variable account will be made to compensate the Company for the costs of administering the Policy. Net investment income is reduced by charges for investment management fees and other expenses incurred by the Portfolios.

            Mortality and Expense Risk Charge: A monthly charge at an effective annual rate of 1.25% of the average daily net asset value of the sub-accounts will be made to compensate the Company for assuming certain mortality and expense risks. The charge will decrease by 0.05% on each Policy anniversary beginning in year 16 until it reaches an effective rate of 0.50% at the end of year 30.

            Surrender Charge: A surrender charge is deducted on a percentage basis from premium payments made within five years of surrender. The amount of the charge is equal to 8%

ACACIA NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS

            of premium payments made within three years of surrender, 6% of premium payments made during the fourth year prior to surrender, and 4% of premium payments made during the fifth year prior to surrender.

            Premium Taxes: Certain states impose premium taxes. The Company will deduct amounts equal to these taxes as applicable. Premium tax rates vary from 0 to 3.5%.

NOTE 5 - PURCHASES AND SALES

The cost of purchases and proceeds from sales for the two years ended December 31,1997 and 1996 for the sub-accounts are as follows:

                                             1997                                 1996
                                             ----                                 ----
                                   Cost of           Proceeds           Cost of           Proceeds
          Portfolio               Purchases         from Sales         Purchases         from Sales
          ---------               ---------         ----------         ---------         ----------
Social Money Market               $4,322,028        $3,241,631         $  321,690         $ 182,098
Social Balanced                      536,568            10,410             23,033            15,515
Social Strategic Growth              402,402           142,274             79,633            23,713
Social Managed Growth                101,645               311                ---               ---
Social Global                        102,506             9,747                ---               ---
Large Cap Growth                   1,750,761           401,991            368,032            76,298
Mid Cap Growth                       764,846           185,025            194,085            54,616
Small Cap Growth                   1,605,526           490,017            370,039            88,504
S & P 500 Index                    3,845,059           557,081          1,739,044           183,232
Income                             3,419,436         1,170,442            453,444           109,143
Growth                             1,261,094           267,369            337,515            75,726
Income (closed November, 1997)        18,465            31,857             21,502             8,206
Balance (closed November, 1997)      428,465           514,774            131,433            46,001
International Growth               2,890,242           501,211            676,888           154,673
Aggressive Growth                    132,810            27,758             14,687             6,231
Hard Assets / Metals                 515,399            54,321            129,521            20,013
High Income                          565,864            50,707              ---               ---
Aggressive Growth                    856,525            91,146              ---               ---
Large Cap Growth                   1,534,627            89,827              ---               ---
Balanced                             532,547            57,368              ---               ---
Managed Income                       101,553            29,807              ---               ---

AUDITED FINANCIAL STATEMENTS (STATUTORY BASIS)




ACACIA NATIONAL LIFE INSURANCE COMPANY




DECEMBER 31, 1997 AND 1996




Report of Independent Accountants . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1-2
Statements of Financial Condition . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3
Statements of Operations and Changes
   in Capital and Surplus . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4
Statements of Cash Flow . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5
Notes to Financial Statements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6 - 17
Supplemental Schedule of Selected Financial Data   . . . . . . . . . . . . . . . . . . . . . . . . .   18 - 20

                         [COOPERS & LYBRAND LETTERHEAD]





REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors
Acacia National Life Insurance Company


We have audited the accompanying statutory statements of financial condition of Acacia National Life Insurance Company as of December 31, 1997 and 1996, and the related statutory statements of operations and changes in capital and surplus, and cash flow for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Note 2 to the financial statements, these financial statements were prepared in conformity with accounting practices prescribed or permitted by the Bureau of Insurance, State Corporation Commission of the Commonwealth of Virginia, which practices differ from generally accepted accounting principles. The effects on the financial statements of the variances between the statutory basis of accounting and generally accepted accounting principles are material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of Acacia National Life Insurance Company as of December 31, 1997 and 1996 or the results of its operations or its cash flow for the years then ended.

In our opinion, however, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and surplus of Acacia National Life Insurance Company as of December 31, 1997 and 1996, and the results of its operations and its cash flow for the years then ended, on the basis of accounting described in Note 2.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The Supplemental Schedule of Selected Financial Data is presented for purposes of additional analysis and is not a required part of the basic financial statements, but is supplementary information required by the National Association of Insurance Commissioners. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and in our opinion is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.



                                                    /s/ COOPERS & LYBRAND LLP
Washington, D.C.
February 24, 1998

ACACIA NATIONAL LIFE INSURANCE COMPANY
STATEMENTS OF FINANCIAL CONDITION (STATUTORY BASIS)

                                                                                            DECEMBER 31,
                                                                                   1997                  1996
                                                                             ---------------        ---------------
                                                                                           (IN THOUSANDS)
ASSETS
Debt securities                                                               $     570,348         $      596,394
Equity securities                                                                     2,373                  2,405
Mortgage loans                                                                        5,031                     47
Policy loans                                                                          8,100                  8,091
Cash and cash equivalents                                                            13,090                 16,246
Accrued investment income                                                             9,992                 10,520
Separate account assets                                                              31,095                  6,433
Other assets                                                                          2,820                  2,671
                                                                             ---------------        ---------------
                                         TOTAL ASSETS                         $     642,849         $      642,807
                                                                             ===============        ===============


LIABILITIES
Insurance and annuity reserves                                                $     508,884         $      539,065
Deposit administration contracts and other
  deposit reserves                                                                   26,459                 25,659
Other policyowner funds                                                              28,666                 19,633
Policy claims                                                                         3,143                  2,821
Interest maintenance reserve                                                          2,587                  2,230
Asset valuation reserve                                                               5,188                  5,712
Separate account liabilities                                                         31,095                  6,433
Other liabilities                                                                     4,321                 11,613
                                                                             ---------------        ---------------
                                    TOTAL LIABILITIES                               610,343                613,166

CAPITAL AND SURPLUS
Preferred stock, 8% non-voting, non-cumulative, $1,000 par value,
     10,000 shares authorized; 6,000 shares issued and outstanding                    6,000                  6,000
Common stock, $170 par value; 15,000 shares authorized
     issued and oustanding                                                            2,550                  2,550
Gross paid-in surplus                                                                13,450                 13,450
Surplus                                                                              10,506                  7,641
                                                                             ---------------        ---------------
                            TOTAL CAPITAL AND SURPLUS                                32,506                 29,641
                                                                             ---------------        ---------------
            TOTAL LIABILITIES AND CAPITAL AND SURPLUS                         $     642,849         $      642,807
                                                                             ===============        ===============



    SEE NOTES TO FINANCIAL STATEMENTS.

ACACIA NATIONAL LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND CHANGES IN CAPITAL AND SURPLUS (STATUTORY BASIS)

                                                                                                  FOR THE YEARS ENDED
                                                                                                      DECEMBER 31,
                                                                                             1997                    1996
                                                                                        --------------         ---------------
                                                                                                      (IN THOUSANDS)
INCOME
Premiums and annuity considerations                                                      $    59,646             $    42,444
Net investment income                                                                         47,774                  45,701
Supplementary contracts                                                                       16,809                  12,589
Other income                                                                                   1,042                   3,845
                                                                                        --------------         ---------------
                                                                                             125,271                 104,579
BENEFITS AND EXPENSES
Benefits for policyholders and beneficiaries:
 Benefit payments, surrenders, and withdrawals                                               108,148                 114,085
 Decrease in insurance and annuity reserves                                                  (21,269)                (24,741)
 Increase in deposit administration funds                                                        800                     977
                                                                                        --------------         ---------------
                                                                                              87,679                  90,321
Commissions to managing directors
 and account managers                                                                          5,202                   3,146
Net transfers to separate accounts                                                            20,387                    ---
Operating expenses allocated from Acacia Life                                                 12,724                  13,539
Other operating expenses and taxes                                                             1,247                     162
                                                                                        --------------         ---------------
                                                                                             127,239                 107,168
                                                                                        --------------         ---------------
 NET (LOSS) GAIN FROM OPERATIONS BEFORE FEDERAL
      INCOME TAXES AND REALIZED CAPITAL LOSSES                                                (1,968)                 (2,589)

Federal income tax benefit (expense)                                                           2,511                    (642)
                                                                                        --------------         ---------------

        NET GAIN (LOSS) FROM OPERATIONS BEFORE
               REALIZED CAPITAL GAINS (LOSSES)                                                   543                  (3,231)

REALIZED CAPITAL GAINS (LOSSES)
Net realized capital gains                                                                     1,183                     339
Capital gains taxes                                                                             (521)                   (335)
Transferred to interest maintenance reserve                                                     (516)                   (224)
                                                                                        --------------         ---------------
           NET REALIZED CAPITAL GAINS (LOSSES)                                                   146                    (220)
                                                                                        --------------         ---------------
                             NET INCOME (LOSS)                                                   689                  (3,451)

Capital and surplus, beginning of year                                                        29,641                  26,775
Issuance of preferred stock                                                                     ---                    6,000
Contribution of gross paid-in surplus                                                           ---                    6,000
Change in valuation basis of reserves                                                           (119)                   ---
Change in asset valuation reserve                                                                524                  (1,068)
Change in net unrealized capital gains                                                           495                     323
Change in non-admitted assets                                                                  1,276                  (4,938)
                                                                                        --------------         ---------------
              CAPITAL AND SURPLUS, END OF YEAR                                           $    32,506             $    29,641
                                                                                        ==============         ===============





SEE NOTES TO FINANCIAL STATEMENTS.

ACACIA NATIONAL LIFE INSURANCE COMPANY
STATEMENTS OF CASH FLOW (STATUTORY BASIS)

                                                                                       FOR THE YEARS ENDED
                                                                                           DECEMBER 31,
                                                                                 1997                 1996
                                                                            ---------------      ------------------
OPERATING ACTIVITIES                                                                     (IN THOUSANDS)
Premiums and annuity considerations                                         $      59,646         $        42,453
Other premiums, considerations and deposits                                        16,809                  12,589
Net investment income received                                                     47,368                  43,220
Cash and short-term investments received from
  execution of assumption reinsurance agreement                                    ---                     52,671
Annuity and other fund deposits                                                     2,167                   4,069
Benefits paid to policyholders                                                    (10,980)                (10,092)
Commissions and other expenses paid                                               (20,698)                (16,601)
Surrender benefits and other fund withdrawals paid                                (96,822)               (103,994)
Net transfers to separate accounts                                                (22,815)                ---
Federal and state income tax paid                                                  (1,093)                    (41)
                                                                            ---------------      ------------------
   NET CASH (USED IN) PROVIDED BY OPERATING ACTIVITIES                            (26,418)                 24,274

INVESTING ACTIVITIES
Proceeds from investments sold, matured or repaid:
  Bonds                                                                            68,392                  52,368
  Equities                                                                            756                     191
  Mortgage loans                                                                       16                 ---
  Partnership and other interests                                                     240                 ---
Cost of investments acquired:
  Bonds                                                                           (40,619)                (92,269)
  Mortgage loans                                                                   (5,000)                ---
  Partnership and other interests                                                  (1,158)                   (435)
Net change in policy loans and premium notes                                           (9)                    210
                                                                            ---------------      ------------------
   NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES                             22,618                 (39,935)

FINANCING ACTIVITIES
Cash provided:
  Issuance of preferred stock                                                      ---                      6,000
  Capital contribution                                                             ---                      6,000
  Other provisions (applications)                                                     644                     (80)
                                                                            ---------------      ------------------
   NET CASH PROVIDED BY FINANCING ACTIVITIES                                          644                  11,920

   DECREASE IN CASH AND CASH EQUIVALENTS                                           (3,156)                 (3,741)

   CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR                                    16,246                  19,987
                                                                            ---------------      ------------------

   CASH AND CASH EQUIVALENTS, END OF YEAR                                   $      13,090         $        16,246
                                                                            ===============      ==================

NON-CASH TRANSACTIONS:

Non-cash items received from execution of assumption
     reinsurance agreement:
        Investment in bonds                                                       ---                     $68,429
        Policy loans                                                              ---                      $1,600
        Annuity reserve liabilities                                               ---                    $127,851


SEE NOTES TO FINANCIAL STATEMENTS

ACACIA NATIONAL LIFE INSURANCE COMPANY
NOTES TO STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 1997 AND 1996

NOTE 1 - ORGANIZATION AND DESCRIPTION OF OPERATIONS

Acacia National Life Insurance Company (the Company) is a wholly-owned subsidiary of Acacia Life Insurance Company (Acacia Life), known prior to June 30, 1997 as Acacia Mutual Life Insurance Company. Acacia Life is a wholly-owned subsidiary of Acacia Financial Group, Ltd (AFG) which is wholly owned by Acacia Mutual Holding Corporation (AMHC). AMHC and AFG were formed in 1997 pursuant to a plan of reorganization whereby Acacia Life became a stock life insurance company. AMHC and its wholly-owned subsidiaries are collectively known as The Acacia Group (the Group). Other members of the Group include Acacia Financial Corporation and its subsidiaries, Acacia Federal Savings Bank, Calvert Group, Ltd. and The Advisors Group, Inc.

The Company underwrites and markets deferred and immediate annuities and life insurance products within the United States and is licensed to operate in 46 states and the District of Columbia. On December 1, 1995 and September 9, 1996, respectively, operations began for the Acacia National Variable Life Insurance Separate Account I and Acacia National Variable Annuity Separate Account II which are separate investment accounts within the Company.

NOTE 2 - SIGNIFICANT ACCOUNTING PRACTICES

The Company, domiciled in Virginia, prepares its statutory financial statements in accordance with statutory accounting practices (SAP) prescribed or permitted by the Bureau of Insurance, State Corporation Commission of the Commonwealth of Virginia. Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners (NAIC), as well as state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. Such practices vary, in some respects, from generally accepted accounting principles (GAAP). The significant statutory basis accounting practices followed by the Company are described below.

The preparation of the financial statements in conformity with statutory accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

In general, the SAP basis of accounting varies in certain respects from GAAP in that:

- Acquisition costs incurred at policy issuance, such as commissions and other costs in connection with acquiring new business, are charged to expense in the year in which they are incurred, rather than being deferred and amortized over the periods benefited.

- Certain assets designated as "non-admitted' are excluded from the balance sheets by a direct charge to unassigned surplus.

- The asset valuation reserve and interest maintenance reserve are not recorded for GAAP purposes.

- Federal income taxes are computed in accordance with those sections of the Internal Revenue Code applicable to life insurance companies and are based solely on currently taxable income. Under GAAP, the recognition of deferred tax liabilities and assets is required for the expected future tax consequences of temporary differences between the carrying amounts for financial statements purposes and the tax basis of other assets and liabilities.

- The liability for policy reserves is based on statutory assumptions for interest and mortality without considerations of withdrawals, rather than assumptions for interest, mortality and withdrawals based on actual experience.

- Premiums for universal life, single premium non-life contingent immediate annuity and single premium deferred annuity contracts are reported as premium income or fund deposits rather than additions to liabilities.

- Reinsurance ceded to other companies is reported on a net basis for premium revenue, benefits and underwriting, acquisition and insurance expenses, and policy reserves and accruals. Under GAAP, policy reserves and claim liabilities ceded are reported separately in the balance sheet as a reinsurance recoverable asset.

- Debt securities are generally carried at amortized costs, whereas, under GAAP, investments in debt securities are stated at amortized cost or current market values depending on the classification pursuant to FASB Statement No. 115, Accounting for Certain Investments in Debt and Equity Securities. Any difference between cost and current market values of debt securities classified as available-for-sale, net of deferred income taxes or benefit and related deferred acquisition cost effects, is reported as a separate component in GAAP shareholder's equity and does not affect net income.

The impact of the differences between SAP and GAAP basis reporting on Net Income and Capital and Surplus is as follows:

($ IN THOUSANDS)

                                                             1997                                       1996
                                                             ----                                       ----
                                                   NET                CAPITAL                NET                CAPITAL
                                                  INCOME            AND SURPLUS            INCOME             AND SURPLUS
                                                 --------           ------------          --------           ------------
AS REPORTED UNDER SAP:                            $   689              $32,506              $(3,451)             $29,641
Adjustments:
  Deferred policy acquisition costs                   (66)              53,937                 (663)              62,324
  AVR and IMR                                         357                7,775                   17                7,942
  Deferred Federal income taxes                    (2,372)             (19,561)                (307)             (15,244)
  Net policyholder liabilities                        731               (9,813)               5,287              (10,664)
  Investments                                         ---               22,521                  ---                9,135
  Other                                             1,289                 (456)                 444                 (467)
                                                  -------               ------              -------              -------
AMOUNTS UNDER GAAP                                $   628              $86,909              $ 1,327              $82,667
                                                  =======              =======              =======              =======

VALUATION OF ASSETS

Debt and equity securities are valued in accordance with rules prescribed by the NAIC. Debt securities are generally stated at amortized cost, preferred stocks at cost and common stocks at market value. Collateralized mortgage obligations are valued using the prospective method and currently anticipated prepayment assumptions, based on data from current actual experience. Mortgage loans and policy loans are recorded at their unpaid balance. Discount or premium on debt securities is amortized using the interest method. Unrealized capital gains and losses are reflected directly in surplus and are not included in net income. Realized gains and losses are determined on a first-in, first-out basis and are presented in the statements of operations, net of taxes and excluding amounts transferred to the Interest Maintenance Reserve.

As prescribed by the NAIC, the Company maintains an Asset Valuation Reserve
(AVR). The AVR is computed in accordance with a prescribed formula. The purpose of the AVR is to stabilize surplus against fluctuations in the value of stocks and credit-related declines in the value of bonds, mortgage loans and other invested assets. Changes to the AVR are charged or credited directly to surplus.

As also prescribed by the NAIC, the Company maintains an Interest Maintenance Reserve, which represents the net accumulated unamortized realized capital gains and losses attributable to changes in the general level of interest rates on sales of fixed income investments, principally bonds and mortgage loans. Such gains or losses are amortized into income using schedules prescribed by the NAIC over the remaining period to expected maturity of the individual securities sold.

CASH EQUIVALENTS

The Company considers overnight repurchase agreements, money market funds and short-term investments with original maturities of less than three months at the time of acquisition to be cash equivalents. Cash equivalents are carried at cost.

SEPARATE ACCOUNTS

Separate Accounts are assets and liabilities associated with certain life insurance and annuity contracts, for which the investment risk lies solely with the holder of the contract rather than the Company. Consequently, the insurer's liability for these Separate Accounts equals the value of the Separate Account assets. Investment income and realized gains (losses) related to Separate Accounts are excluded from the statements of operations and cash flows. Assets held in Separate Accounts are primarily shares in mutual funds, which are carried at fair value, based on the quoted net asset value per share.

NON-ADMITTED ASSETS

Certain assets, primarily goodwill, are designated as "non-admitted" under SAP. The cost of these assets is charged directly to surplus. Non-admitted balances totaled $3,662,000 and $4,938,000 at December 31, 1997 and 1996, respectively.

POLICY RESERVES

Life policy reserves are computed by using the Commissioners Reserve Valuation Method and the Commissioners Standard Ordinary Mortality table. Annuity reserves are calculated using the Commissioners Annuity Reserve Valuation Method and the maximum valuation interest rate; for annuities with life contingencies, the prescribed valuation mortality table is used. Policy claims in process of settlement include provision for reported claims and claims incurred but not reported. The valuation rates for fixed immediate and deferred annuities range between 6.0% and 11.25% as of December 31, 1997.

FEDERAL INCOME TAXES

The Company files a consolidated tax return with the Group. Under statutory accounting practices, no provision is made for deferred federal income taxes related to temporary differences between statutory and taxable income. Such temporary differences arise primarily from Internal Revenue Code requirements regarding the capitalization and amortization of deferred policy acquisition costs, calculation of life insurance reserves and recognition of realized gains or losses on sales of debt securities.

PREMIUMS AND RELATED EXPENSE

Premiums are recognized as income over the premium paying period of the policies. Annuity considerations and fund deposits are included in revenue as received. Commissions and other policy acquisition costs are expensed as incurred.

REINSURANCE

The Company cedes reinsurance to provide for greater diversification of business, additional capacity for growth as well as a way for management to control exposure to potential losses arising from large risks. A significant portion of reinsurance is ceded to Acacia Life.

The excess of the amount of liabilities assumed over the amount of assets received upon execution of an assumption reinsurance agreement is recorded as goodwill, a non-admitted asset, and charged directly to surplus. Goodwill is being amortized over a period of ten years using the interest method.

RECLASSIFICATIONS

Certain reclassifications of 1996 amounts were made to conform with the 1997 financial statement presentation.

NOTE 3 - INVESTMENTS AND OTHER FINANCIAL INSTRUMENTS

FAIR VALUES OF FINANCIAL INSTRUMENTS

($ IN THOUSANDS)

                                                   DECEMBER 31, 1997                       DECEMBER 31, 1996
                                                   -----------------                       -----------------
                                               CARRYING            FAIR               CARRYING              FAIR
                                                AMOUNT             VALUE               AMOUNT               VALUE
                                               --------           -------             --------             -------
FINANCIAL ASSETS:
  Debt securities                               $570,348          $610,928            $596,394            $620,368
  Equity securities                                2,373             2,713               2,405               2,773
  Mortgage loans                                   5,031             5,084                  47                  50
  Cash and cash equivalents                       13,090            13,090              16,246              16,246
FINANCIAL LIABILITIES:
  Investment-type insurance
        contracts                               $407,643          $475,678            $440,645            $512,452

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

INVESTMENT SECURITIES: Fair values for fixed maturity securities (including redeemable preferred stocks and mortgage backed securities) are based on quoted market prices, where available. For fixed maturity securities not actively traded and for private placements, fair values are estimated using values obtained from independent pricing services. The fair values for equity securities are based on quoted market prices.

MORTGAGE LOANS: The fair values for mortgage loans are estimated using discounted cash flow analysis, based on interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations.

CASH AND CASH EQUIVALENTS: The carrying amount approximates fair values because of the short maturity of these instruments.

POLICY LOANS: Policy loans are an integral component of insurance contracts and have no maturity dates. Future cash flows are uncertain and difficult to predict. Therefore, management has concluded that it is not practical to estimate their fair value.

INVESTMENT CONTRACTS: Fair values for the Company's liabilities under investment-type insurance contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. The carrying values for the deposit administration contracts and supplementary contracts without life contingencies approximate their fair values.

INVESTMENTS

Major categories of investment income for the years ended December 31 are summarized as follows:

($ IN THOUSANDS)

                                                         1997                      1996
                                                     -----------               -----------
Fixed maturity securities                              $ 47,086                  $ 44,932
Common stock                                                ---                        54
Preferred stock                                              60                        81
Mortgage loans                                              110                         4
Policy loans                                                502                       436
Other                                                     1,001                     1,544
                                                       --------                  --------
 Gross investment income                                 48,759                    47,051
Investment expenses                                      (1,143)                   (1,558)
Interest maintenance reserve amortization                   158                       208
                                                       --------                  --------
 Net investment income                                 $ 47,774                  $ 45,701
                                                       ========                  ========

Realized gains (losses) on investments for the years ended December 31 are summarized as follows:

($ IN THOUSANDS)

                                                                       1997              1996
                                                                     --------           -------
Available for sale fixed maturity securities
   Gross realized gains                                                963               355
   Gross realized losses                                               (11)              (16)
Equity securities
   Gross realized gains                                                230                --
   Gross realized losses                                                --                --
Other invested assets                                                    1                --
                                                                   -------           -------
                                                                   $ 1,183           $   339
                                                                   =======           =======

The statement values and estimated fair values of the Company's investments in debt securities are as follows:

($ IN THOUSANDS)                                                GROSS            GROSS
                                             STATEMENT        UNREALIZED       UNREALIZED          FAIR
                                               VALUE             GAINS           LOSSES            VALUE
                                              --------        ----------      -----------         -------
AT DECEMBER 31, 1997
--------------------

U.S. government and agencies                  $ 87,514           $ 8,228           $   --         $ 95,742
Other government                                30,943               856               (73)         31,726
Mortgaged backed securities                    150,831             5,592              (402)        156,021
Corporate                                      301,060            26,994              (615)        327,439
                                              --------          --------            -------       --------
                                              $570,348           $41,670           $(1,090)       $610,928
                                              ========          ========            =======       ========
AT DECEMBER 31, 1996
--------------------

U.S. government and agencies                  $117,448           $ 7,161           $   (28)       $124,581
Other government                                 3,300                23               ---           3,323
Mortgaged backed securities                    153,001             2,641            (1,627)        154,015
Corporate                                      322,645            17,503            (1,699)        338,449
                                              --------          --------           --------       --------
                                              $596,394           $27,328           $(3,354)       $620,368
                                              ========          ========           ========       ========

The amortized cost and estimated fair value of debt securities, by contractual maturity at December 31, 1997 are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties.

($ IN THOUSANDS)                                             STATEMENT                     FAIR
                                                               VALUE                       VALUE
                                                              --------                    -------
Maturities in 1998                                            $ 16,980                   $  17,243
In 1999 to 2002                                                121,926                     130,953
In 2003 to 2007                                                153,737                     163,299
After 2007                                                     126,874                     143,412
Mortgaged-backed securities                                    150,831                     156,021
                                                              --------                    --------
                                                              $570,348                    $610,928
                                                             =========                    ========

INVESTMENT PORTFOLIO CREDIT RISK

The Company's bond investment portfolio is predominately comprised of investment grade securities. At December 31, 1997 and 1996, approximately $3.9 million and $2.7 million, respectively, in debt security investments (0.7% and 0.5%, respectively, of the total debt security portfolio) are considered "below investment grade." Securities are classified as "below investment grade" by utilizing rating criteria established by the NAIC.

NOTE 4 - REINSURANCE

The Company reinsures all life insurance risks over its retention limit of $10 thousand per policy under yearly renewable term insurance agreements with Acacia Life and several other non-affiliated companies. The Company remains obligated for amounts ceded in the event that reinsurers do not meet their obligations. Since the reinsurance treaties are of such a nature as to pass economic risk to the reinsurer, appropriate reductions are made from income, claims, expense and liability items in accounting for the reinsurance ceded.

Premiums and benefits have been reduced by amounts reinsured as follows (in thousands):

                                                                       Year ended December 31,
                                                                    1997                     1996
                                                                  -------                  -------
Premiums ceded:
  Acacia Life                                                      $3,384                    $3,559
  Others                                                              533                       540
                                                                   ------                    ------
Total premium ceded                                                $3,917                    $4,099
                                                                   ======                    ======

Death benefits reimbursed:
  Acacia Life                                                      $2,989                    $3,380
  Other                                                               277                     1,841
                                                                   ------                    ------
Total benefits reimbursed                                          $3,236                    $5,221
                                                                   ======                    ======

Amounts recoverable on paid and unpaid losses:
  Acacia Life                                                        $643                      $424
  Other                                                              ---                         24
                                                                    -----                       ---
Total amounts recoverable on paid
    and unpaid losses                                                $643                      $448
                                                                     ====                      ====

Policy reserves ceded:
  Acacia Life                                                      $1,897                    $3,238
  Others                                                              350                       379
                                                                   ------                    ------
Total policy reserves ceded                                        $2,247                    $3,617
                                                                   ======                    ======

Life insurance in force ceded:
  Acacia Life                                                  $1,206,052                $  926,529
  Others                                                           90,471                    74,550
                                                               ----------                ----------
Total life insurance in force ceded                            $1,296,523                $1,001,079
                                                               ==========                ==========


During 1997, the Company terminated a reinsurance agreement whereby disability benefits were ceded to Acacia Life. Termination of the agreement resulted in net expense to the Company of $372,000.

ASSUMPTION REINSURANCE AGREEMENT

Effective May 31, 1996 under an assumption reinsurance agreement, the Company assumed certain assets and liabilities relating to annuities previously underwritten by the National American Life Insurance Company (NALICO), which had been in rehabilitation. Under the agreement, the Company assumed fixed annuity policies with statutory liabilities of $127.9 million. The Company received from NALICO assets with a fair value of approximately $122.7, consisting principally of investment grade bonds and short-term investments. The difference between assets acquired and liabilities assumed of $5.2 million was capitalized as goodwill and treated as a non-admitted asset. Based on adjustments in 1997, additional assets of $0.4 million were received and reduced the goodwill. Approximately $1.1 million was amortized through operations during 1997 as an offset to miscellaneous income. At December 31, 1997, the balance of goodwill was $3.7 million.

NOTE 5 - ANNUITY RESERVES AND DEPOSIT LIABILITIES

Annuity reserves and deposit liabilities have the following withdrawal characteristics:

($ in thousands)

                                                                                        December 31,
                                                                          1997                             1996
                                                                  -------------------               --------------------
Subject to discretionary withdrawal with adjust-
  ment, at book value less surrender charge                       $228,262        46%               $362,603        72%

Subject to discretionary withdrawal without adjust-
  ment, at book value (minimal or no charge)                       226,606        45                 107,453        21

Not subject to discretionary withdrawal provision                   46,550         9                  32,205         7
                                                                  --------      ----                  ------        --

Total annuity actuarial reserves and deposit
  fund liabilities                                                $501,418       100%               $502,261       100%
                                                                  ========       ===                ========       ====


NOTE 6 - FEDERAL INCOME TAXES

Under a tax sharing agreement between the Company and other members of the Group, Acacia Life reimburses or receives from the Company an amount representing the taxes that would have been paid or refunded had the Company filed a separate income tax return.

Under the statutes in effect before the Deficit Reduction Act of 1984, a portion of "net income" was not subject to current income taxation for stock life insurance companies, but was accumulated for tax purposes in a memorandum tax account. The 1984 Act prohibited any additions to the memorandum tax account after 1983. The balance in this account for the Company was $6.6 million at December 31, 1997 and 1996. In the event that either cash distributions from the Company to Acacia Life or the balance in the memorandum tax account exceeds certain stated minimums, such amounts distributed would become subject to federal income taxes at rates then in effect.

NOTE 7 - OTHER RELATED PARTY TRANSACTIONS

The Company has entered into an agreement whereby Acacia Life provides such services and facilities as are necessary for the operation of the Company. Net amounts payable to Acacia Life at December 31, 1997 and 1996 are $1.5 million and $5.5 million, respectively, and are included in other liabilities.

During 1997, the Company purchased participations of $5 million in two commercial mortgage loans from Acacia Life. The participations were purchased at the unpaid principal balance.

NOTE 8 - CONTINGENT LIABILITIES

The Company is involved in various lawsuits that have arisen in the ordinary course of business. Management believes that its defenses are meritorious and the eventual outcome of these lawsuits will not have a material effect on the Company's financial position.

The Company is also subject to insurance guaranty laws in the states in which it does business. Periodically, the Company is assessed by various state guaranty funds as part of those funds' activities to collect funds from solvent insurance companies to cover certain losses to policyholders that resulted from the insolvency or rehabilitation of other insurance companies. The Company has established an estimated liability for guaranty fund assessments for those insolvencies or rehabilitations that have actually occurred prior to the balance sheet date. For those payments made which are expected to offset future premium taxes, an asset has been recorded. Because of the many uncertainties regarding the amounts that will be assessed against the Company, the ultimate assessments may vary from the estimated liability included in the accompanying financial statements. Expected premium tax offsets, net of the estimated liability for future assessments, at December 31, 1997 and 1996 were $359,000 and $736,000, respectively.

NOTE 9 - CAPITAL AND DIVIDEND RESTRICTIONS

The maximum amount of annual dividends and other distributions which may be remitted by the Company to its shareholder without prior approval of the appropriate state insurance commissioner is subject to restrictions relating to statutory capital and surplus and statutory gains from operations. The maximum dividend payout which may be made in 1998 without prior approval is $ 688,503.

Regulatory risk-based capital rules require a specified level of capital depending on the types and quality of investments held, the types of business written and the types of liabilities maintained. Depending on the ratio of an insurer's adjusted surplus to its risk-based capital, the insurer could be subject to various regulatory actions ranging from increased scrutiny to conservatorship. The Company's risk-based capital ratios for 1997 and 1996 are significantly above the regulatory action levels.

NOTE 10 - CAPITAL AND SURPLUS

During 1996, the Company received a $6 million capital contribution from Acacia Life and also issued to Acacia Life $6 million of 8% non-voting, non-cumulative preferred stock at par.

During 1997, the Company changed the valuation interest rates for certain supplementary contracts, resulting in an increase in the liability of approximately $700,000. Based on an agreement with the Bureau of Insurance, the increase is being recognized evenly over three years, with $119,000 charged directly against surplus and the remainder charged through operations.

ACACIA NATIONAL LIFE INSURANCE COMPANY

ANNUAL STATEMENT FOR THE YEAR ENDED DECEMBER 31, 1997
SUPPLEMENTAL SCHEDULE OF SELECTED FINANCIAL DATA (IN THOUSANDS)

INVESTMENT INCOME EARNED
  Government bonds                                                            $6,863
  Other bonds (unaffiliated)                                                  40,223
  Bonds of Affiliates                                                            ---
  Preferred stocks (unaffiliated)                                                 60
  Preferred stocks of affiliates                                                 ---
  Common stocks (unaffiliated)                                                   ---
  Common stocks of affiliates                                                    ---
  Mortgage loans                                                                 110
  Real estate                                                                    ---
  Premium notes, policy loans and liens                                          502
  Collateral loans                                                               ---
  Cash on hand and on deposit                                                    ---
  Short-term investments                                                         896
  Other invested assets                                                          105
  Derivative instruments                                                         ---
  Aggregate write-ins for investment income                                      ---
                                                                         --------------
  Gross investment income                                                    $48,759
                                                                         ==============

REAL ESTATE OWNED - BOOK VALUE LESS ENCUMBRANCES                                 ---
                                                                         ==============

MORTGAGE LOANS - BOOK VALUE:
  Farm mortgages                                                                 ---
  Residential mortgages                                                          $46
  Commercial mortgages                                                         4,985
                                                                         --------------
  Total mortgage loans                                                        $5,031
                                                                         ==============

MORTGAGE LOANS BY STANDING - BOOK VALUE:
  Good standing                                                               $5,031
                                                                         ==============
  Good standing with restructured terms                                          ---
                                                                         ==============
  Interest overdue more than three months,  not in foreclosure                   ---
                                                                         ==============
  Foreclosure in process                                                         ---
                                                                         ==============

OTHER LONG TERM ASSETS - STATEMENT VALUE                                        $699
                                                                         ==============

COLLATERAL LOANS                                                                 ---
                                                                         ==============

BONDS AND STOCKS OF PARENTS, SUBSIDIARIES AND AFFILIATES - BOOK VALUE:
  Bonds                                                                          ---
                                                                         ==============
  Preferred stocks                                                               ---
                                                                         ==============
  Common stocks                                                                  ---
                                                                         ==============

ACACIA NATIONAL LIFE INSURANCE COMPANY

ANNUAL STATEMENT FOR THE YEAR ENDED DECEMBER 31, 1997
SUPPLEMENTAL SCHEDULE OF SELECTED FINANCIAL DATA (IN THOUSANDS)

BONDS AND SHORT-TERM INVESTMENTS BY CLASS AND MATURITY:

BONDS AND SHORT-TERM INVESTMENTS BY MATURITY - STATEMENT VALUE
  Due within one year                                                        $42,315
  Over 1 year through 5 years                                                162,771
  Over 5 years through 10 years                                              206,802
  Over 10 years through 20 years                                              99,753
  Over 20 years                                                               69,582
                                                                         --------------
  Total by Maturity                                                         $581,223
                                                                         ==============

BONDS AND SHORT-TERM INVESTMENTS BY CLASS - STATEMENT VALUE
  Class 1                                                                   $341,820
  Class 2                                                                    212,120
  Class 3                                                                     23,348
  Class 4                                                                      1,980
  Class 5                                                                      1,955
  Class 6                                                                        ---
                                                                         --------------
  Total by Class                                                            $581,223
                                                                         ==============

TOTAL BONDS AND SHORT-TERM INVESTMENTS PUBLICLY TRADED                      $551,865
                                                                         ==============
TOTAL BONDS AND SHORT-TERM INVESTMENTS PRIVATELY PLACED                      $29,358
                                                                         ==============
PREFERRED STOCKS - STATEMENT VALUE                                              $546
                                                                         ==============
COMMON STOCKS - MARKET VALUE                                                  $1,827
                                                                         ==============
SHORT-TERM INVESTMENTS - BOOK VALUE                                          $10,875
                                                                         ==============
FINANCIAL OPTIONS OWNED - STATEMENT VALUE                                        ---
                                                                         ==============
FINANCIAL OPTIONS WRITTEN AND IN-FORCE - STATEMENT VALUE                         ---
                                                                         ==============
FINANCIAL FUTURES CONTRACTS OPEN - CURRENT PRICE                                 ---
                                                                         ==============
CASH ON DEPOSIT                                                               $2,215
                                                                         ==============

LIFE INSURANCE IN FORCE:
  Industrial                                                                    ----
                                                                         ==============
  Ordinary                                                                $1,463,791
                                                                         ==============
  Credit Life                                                                   ----
                                                                         ==============
  Group Life                                                                    ----
                                                                         ==============

AMOUNT OF ACCIDENTAL DEATH INSURANCE IN FORCE UNDER ORDINARY POLICIES       $103,610
                                                                         ==============

LIFE INSURANCE POLICIES WITH DISABILITY PROVISIONS IN FORCE
  Industrial                                                                    ----
                                                                         ==============
  Ordinary                                                                      $587
                                                                         ==============
  Credit Life                                                                   ----
                                                                         ==============
  Group Life                                                                    ----
                                                                         ==============

ACACIA NATIONAL LIFE INSURANCE COMPANY

ANNUAL STATEMENT FOR THE YEAR ENDED DECEMBER 31, 1997
SUPPLEMENTAL SCHEDULE OF SELECTED FINANCIAL DATA (IN THOUSANDS)

SUPPLEMENTARY CONTRACTS IN FORCE:
Ordinary - Not Involving Life Contingencies
  Amount on Deposit                                                                  $3,412
                                                                                 =============
  Income Payable                                                                    $25,492
                                                                                 =============

Ordinary - Involving Life Contingencies
  Income Payable                                                                     $9,975
                                                                                 =============

Group - Not Involving Life Contingencies
  Amount on Deposit                                                                    ----
  Income Payable                                                                       ----
                                                                                 =============

Group - Involving Life Contingencies
  Income Payable                                                                       ----
                                                                                 =============

ANNUITIES -- ORDINARY
  Immediate - Amount of Income Payable                                               $3,119
                                                                                 =============
  Deferred - Fully Paid - Account Balance                                          $388,585
                                                                                 =============
  Deferred - Not Fully Paid - Account Balance                                       $49,131
                                                                                 =============

ANNUITIES -- GROUP
  Amount of Income Payable                                                              $18
                                                                                 =============
  Fully Paid - Account Balance                                                         ----
                                                                                 =============
  Not Fully Paid - Account Balance                                                     $300
                                                                                 =============

ACCIDENT AND HEALTH INSURANCE - PREMIUM IN FORCE:
  Ordinary                                                                             ----
                                                                                 =============
  Group                                                                                ----
                                                                                 =============
  Credit                                                                               ----
                                                                                 =============

DEPOSIT FUNDS AND DIVIDEND ACCUMULATIONS:
  Deposits Funds - Account Balance                                                  $26,459
                                                                                 =============
  Dividend Accumulations - Account Balance                                             ----
                                                                                 =============

CLAIM PAYMENTS - YEAR ENDED DECEMBER 31, 1997:
  Group Accident and Health
  1997                                                                                 ----
                                                                                 =============
  1996                                                                                 ----
                                                                                 =============
  1995                                                                                 ----
                                                                                 =============

  Other Accident and Health
  1997                                                                                 ----
                                                                                 =============
  1996                                                                                 ----
                                                                                 =============
  1995                                                                                 ----
                                                                                 =============

  Other Coverage that use developmental methods to calculate claims reserves
  1997                                                                                 ----
                                                                                 =============
  1996                                                                                 ----
                                                                                 =============
  1995                                                                                 ----
                                                                                 =============

PART C
                                OTHER INFORMATION

ITEM 24.   FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements


Part A: None.



Part B: Audited Financial Statements of the Registrant for the fiscal years ended December 31, 1997 and 1996.



        Audited Financial Statements of Acacia National Life Insurance Company for the fiscal years ended December 31, 1997 and 1996.



Part C: None.


(b)   Exhibits


      (1) Resolution of the Board of Directors of Acacia National Life Insurance Company ("ANLIC") authorizing establishment of the Acacia National Variable Annuity Separate Account II. 1/


      (2)  N/A


      (3)  (A)      Principal Underwriting Agreement.1/
           (B)      Form of Broker-Dealer Sales Agreement. 1/
           (C)      Commission Schedule. 1/



      (4)  Form of Annuity Policy. 1/



      (5)  Form of Application. 4/



      (6)  (A)   Restated Articles of Incorporation of ANLIC. 2/



           (B)      By-Laws of ANLIC. 2/


      (7)  N/A


      (8)  (A)      Participation Agreements. 1/
                      Oppenheimer 2/



           (B)      Form of Administration Agreement. 1/
                      Amendment dated May 30, 1996 3/



      (9)  Opinion and Consent of Ellen Jane Abromson, Esq. 4/



      (10) (A)      Consent of Jorden Burt Boros Cicchetti Berenson & Johnson
                    LLP. 4/



           (B)      Consent of Coopers & Lybrand L.L.P. 4/


      (11) N/A

      (12) N/A

      (13) N/A


      (14) Financial Data Schedules 4/



1/ Incorporated by reference to the initial filing of the Registration Statement on Form N-4 (File No. 333-03963) filed on May 16, 1996.



2/ Incorporated by reference to the Post-Effective Amendment No. 3 to the Registration Statement on Form S-6 (File No. 33- 90208) filed on May 1, 1997.



3/ Incorporated by reference to the Post-Effective Amendment No. 1 to the Registration Statement on Form N-4 (File No. 333- 03963) filed on May 1, 1997.



4/    Filed herewith.

ITEM 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR


                   NAME, ADDRESS AND                                  PRINCIPAL OCCUPATION
              POSITION(S) WITH DEPOSITOR                                 LAST FIVE YEARS
              --------------------------                              --------------------
CHARLES T. NASON (1)                                     President and Chief Executive Officer since June
         Chairman of the Board, President,               1988 Acacia Life Insurance Company.
         Chief Executive Officer, and
         Director

ROBERT-JOHN H. SANDS (1)                                 Senior Vice President and General Counsel since 1991
         Senior Vice President, General Counsel,         Acacia Life Insurance Company.
         and Director

ROBERT W. CLYDE (1)                                      Executive Vice President, Marketing and Sales since
         Executive Vice President, Marketing and Sales,  September 1994 Acacia Life Insurance Company; Vice
         and Director                                    President, Retail Long-Term Care September 1993
                                                         until August 1994, Vice President, General Agency
                                                         July 1991 until August 1993, John Hancock Mutual
                                                         Life; Managing General Agent March 1989 until July
                                                         1991, Mutual Benefit Life Insurance Company

PAUL L. SCHNEIDER (1)                                    Senior Vice President, Chief Financial Officer since
         Senior Vice President, Chief Financial Officer, March 1989, Chief Investment Officer since April
         Chief Investment Officer and Director           1997; Vice President, Financial Analysis April 1988
                                                         to March 1989 Acacia Life Insurance Company.

HALUK ARITURK (1)                                        Senior Vice President, Operations and Chief Actuary
         Senior Vice President, Operations,              since June 1989 Acacia Life Insurance Company.
         Chief Actuary, and Director





   (1) The principal business address of each person listed is Acacia National Life Insurance Company, 7315 Wisconsin Avenue, Bethesda, Maryland 20814.

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

                             [ORGANIZATIONAL CHART]



1)    AIMCo, a subsidiary of AFC, merged into its affiliate CAMCo 2-29-88
2)    AESCo, a subsidiary of AFC, merged into its affiliate CSC 12-29-89
3)    AISCo, a subsidiary of AFC, merged into its parent AFC 8-1-91
4)    AIMC, a subsidiary of AFSB, dissolved 9-4-91
5) AFC, a subsidiary of AMLIC, a 1994 DC Corporation merged into AFC, a MD Corporation organized in 1991
6)    CSC changed its name to the Advisors Group, Inc. 3-1-95
7)    The Advisors Group, Inc. reorganized under AFC 3-31-95
8) Griffin Realty Corporation changed its name to Acacia Realty Corporation 5-24-95
9)    Enterprise Resources, Inc. reorganized into LLC 12/31/97



 *    Investment Advisor to the following funds:
      1) First Variable Rate Fund for Government Income
      2) Calvert Tax-Free Reserves
      3) Calvert Social Investment Fund
      4) Calvert Cash Reserves (d/b/a Money Management Plus)
      5) The Calvert Fund
      6) Calvert Municipal Fund, Inc.
      7) Calvert World Values Fund, Inc.
      8) Calvert Variable Series, Inc.
**    Investment Advisor to the following fund:
      1) Calvert New World Fund
*** TAG controls the corporation through a Voting Trust Agreement with shareholders

ITEM 27.  NUMBER OF POLICY OWNERS


        As of March 31, 1998 there were 590 holders of Policies offered by the Registrant.


ITEM 28.  INDEMNIFICATION

Article VII of ANLIC's By-Laws provides, in part:

SECTION 2 INDEMNIFICATION. In the event any action, suit or proceeding is brought against a present or former Director, elected officer, appointed officer or other employee because of any action taken by such person as a Director, officer or employee of the Company, the Company shall reimburse or indemnify him for all loss reasonably incurred by him in connection with such action to the fullest extent permitted by Section 13.1-3.1 of the Code of Virginia, as is now or hereafter amended, except in relation to matters as to which such person shall have been finally adjudged to be liable by reason of having been guilty of gross negligence or willful misconduct in the performance of duties as such director, officer or employee. In case any such suit, action or proceeding shall result in a settlement prior to final judgment and if, in the judgment of the Board of Directors, such person in taking the action or failing to take the action complained of was not grossly negligent or guilty of wilful misconduct in the performance of his duty, the Company shall reimburse or indemnify him for the amount of such settlement and for all expenses reasonably incurred in connection with such action and its settlement. This right of indemnification shall not be exclusive of any other rights to which any such person may be entitled.


Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Directors, officers and controlling persons, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ANLIC Officers and Directors are covered under a Fidelity Bond issued by Chubb Group of Insurance Companies with an aggregate limit of $8,000,000, a single loss limit of $4,000,000, and a deductible of $50,000.


ITEM 29.  PRINCIPAL UNDERWRITERS


(a) The Advisors Group, Inc. is the principal underwriter of the Policies as defined in the Investment Company Act of 1940, and is also the principal underwriter for the following investment companies:



INVESTMENT COMPANY               PRODUCT
------------------               -------
Acacia National Variable Life    Individual Flexible Premium
Insurance Separate Account I     Variable Life Insurance




(b) The following table sets forth certain information regarding directors and officers of The Advisors Group:



NAME AND PRINCIPAL              POSITIONS AND OFFICES
BUSINESS ADDRESS*               WITH UNDERWRITER
-----------------               ----------------
Charles T. Nason                Chairman of the Board
Robert W. Clyde                 Director
Robert-John H. Sands            Director
Jeffrey W. Helms                Vice Chairman of the Board, President and Chief Executive Officer
Joseph Thomas                   Vice President and Chief Operating Officer
Victor M. Frye                  Vice President and Counsel
Leona Glowicz                   Vice President, Tax and Treasurer
Scott A. Grebenstein            Vice President, Product Development
M. Catherine Hill               Secretary
Todd D. Green                   Assistant Secretary

* The principal business address of each person listed is:
        The Advisors Group, Inc.
        7315 Wisconsin Avenue
        Bethesda, Maryland 20814


(c) Commissions Received by Each Principal Underwriter from the Registrant during the Registrant's Last Fiscal Year

        NET UNDERWRITING     COMPENSATION
        NAME OF PRINCIPAL    DISCOUNTS AND           ON
        UNDERWRITER          COMMISSIONS          REDEMPTION      COMMISSIONS     COMPENSATION
The Advisors Group,              (N/A)              (N/A)              (N/A)              (N/A)
       Inc.



ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS


        All accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules under it are maintained by ANLIC at its Service Office, P.O. Box 79574, Baltimore, MD 21270-0574, and at its Principal Office, 7315 Wisconsin Avenue, Bethesda, Maryland 20814.



ITEM 31.  MANAGEMENT SERVICES

        All management contracts are discussed in Part A or Part B.


ITEM 32.  UNDERTAKINGS

(a) Registrant undertakes that it will file a Post-Effective Amendment to this Registration Statement as frequently as necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) Registrant undertakes that it will include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

(c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to ANLIC at the address or phone number listed in the Prospectus.


                         STATEMENT PURSUANT TO RULE 6c-7

        ANLIC and the Variable Account rely on 17 C.F.R. Sections 270.6c-7 and represent that the provisions of that Rule have been or will be complied with. Accordingly, ANLIC and the Variable Account are exempt from the provisions of Sections 22(e), 27(c)(1) and 27(d) of the Investment Company Act of 1940 with respect to any variable annuity contract participating in such account to the extent necessary to permit compliance with the Texas Optional Retirement Program.


                         SECTION 403(b) REPRESENTATIONS

        ANLIC represents that it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, in connection with redeemability restrictions on Section 403(b) policies, and that paragraphs numbered (1) through (4) of that letter will be complied with.

                       SECTION 26(e)(2)(A) REPRESENTATIONS

        Pursuant to Section 26 (e)(2)(A) of the Investment Company Act of 1940, as amended, ANLIC represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by ANLIC.

                                   SIGNATURES


        As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Acacia National Variable Annuity Separate Account II, certifies that it meets the requirements of Securities Act Rule 485 (b) for effectiveness of this registration statement and has duly caused this registration statement to be signed on its behalf in the City of Bethesda, in the State of Maryland, on the 29th day of April, 1998.


                          ACACIA NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT II



                          By: /s/ Ellen Jane Abromson
                              ----------------------------------------------
                              Ellen Jane Abromson
                              Second Vice President and Associate Counsel


                          By: ACACIA NATIONAL LIFE INSURANCE COMPANY
                              (Depositor)


                          By: /s/ Ellen Jane Abromson
                              ----------------------------------------------
                              Ellen Jane Abromson
                              Second Vice President and Associate Counsel





Attest: /s/ Todd D. Green
       ------------------------------
        Todd D. Green
        Assistant Secretary

        As required by the Securities Act of 1933, this registration statement has been signed by the following persons in their capacities with the depositor and on the dates indicated.


SIGNATURE                       TITLE                                       DATE
---------                       -----                                       ----

/s/ Charles T. Nason            Chairman of the Board, President,       April 29, 1998
----------------------------    Chief Executive Officer, and
Charles T. Nason                Director

/s/ Robert W. Clyde             Executive Vice President, Marketing     April 29, 1998
----------------------------    and Sales, and Director
Robert W. Clyde

/s/ Paul L. Schneider           Senior Vice President, Chief            April 29, 1998
----------------------------    Financial Officer, Chief Investment
Paul L. Schneider               Officer, and Director

/s/ Robert-John H. Sands        Senior Vice President, General          April 29, 1998
----------------------------    Counsel, and Director
Robert-John H. Sands

/s/ Haluk Ariturk               Senior Vice President, Operations,      April 29, 1998
----------------------------    Chief Actuary, and Director
Haluk Ariturk

                                EXHIBIT INDEX





EXHIBIT
NUMBER         DESCRIPTION

(5)            Form of Policy Application

(9)            Opinion and Consent of Ellen Jane Abromson

(10)(A)        Consent of Jorden Burt Boros Cicchetti Berenson & Johnson LLP

    (B)        Consent of Coopers & Lybrand L.L.P.

24(b)(14)      Financial Data Schedules